File Nos. 2-79722 and 811-3578

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933[ ]

                         Pre-Effective Amendment No. [ ]

                      Post-Effective Amendment No. 21 [ X ]

             REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT
                                  OF 1940 [ X ]

                             Amendment No. 33 [ X ]

                       AQUILA THREE PEAKS HIGH INCOME FUND
                         formerly named Prime Cash Fund
               (Exact Name of Registrant as Specified in Charter)

                         380 Madison Avenue, Suite 2300
                            New York, New York 10017
                    (Address of Principal Executive Offices)

                                 (212) 697-6666
                         (Registrant's Telephone Number)

                                EDWARD M.W. HINES
                     Butzel Long, a professional corporation

                         380 Madison Avenue, 22nd Floor
                            New York, New York 10017
                     (Name and Address of Agent for Service)


It is proposed that this filing will become effective (check appropriate box):

[___] immediately upon filing pursuant to paragraph (b)
[_X_] on April 30, 2008, pursuant to paragraph (b)
[___] 60 days after filing pursuant to paragraph (a)(i)
[___] on (date) pursuant to paragraph (a)(i)
[___] 75 days after filing pursuant to paragraph (a)(ii)
[___] on (date) pursuant to paragraph (a)(ii) of Rule 485.
[___] This post-effective amendment designates a new effec-tive date for a previous post-effective amendment.

                       AQUILA THREE PEAKS HIGH INCOME FUND

                380 Madison Avenue, Suite 2300 New York, NY 10017
                           800-437-1020 212-697-6666

                              Aquila Group of Funds

                                   PROSPECTUS


Class A Shares
Class C Shares                                                April 30, 2008


                Aquila Three Peaks High Income Fund (the "Fund")
                          is a mutual fund designed for
                               long-term investors
                               who primarily seek
                              high current income.

For purchase, redemption or account inquiries contact the Fund's Shareholder Servicing Agent:

             PFPC Inc.* 101 Sabin Street * Pawtucket, RI 02860-1427
                             800-437-1000 toll-free

For general inquiries & yield information 800-437-1020 toll-free or 212-697-6666

The Securities and Exchange Commission has not approved or disapproved the Fund's securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS


The Fund's Objective, Investment Strategies and Main Risks...
Risk/Return Bar Chart and Performance Table..................
Fees and Expenses of the Fund................................
Investment of the Fund's Assets..............................
Fund Management..............................................
Net Asset Value per Share....................................
Purchases ...................................................
Redeeming Your Investment....................................
Alternative Purchase Plans...................................
Dividends and Distributions..................................
Tax Information..............................................
Financial Highlights.........................................


The Fund's Objective, Investment Strategies and Main Risks

"What is the Fund's objective?"

The Fund's objective is to obtain high current income. Capital appreciation is a secondary objective when consistent with its primary objective.

The Fund's Board of Trustees may change these objectives or the Fund's principal investment policies without a shareholder vote. The Fund will notify you at least 60 days before making any material changes to its objectives or principal investment policies. If there is a material change to the Fund's objectives or principal investment policies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objectives.

"What is the Fund's investment strategy?"

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes in income-producing securities. Such securities may be rated at any level by nationally recognized statistical rating organizations or they may be unrated. It is anticipated that the Fund's portfolio will typically include a high proportion, perhaps even 100%, of high-yield/high-risk securities rated below investment grade. Such securities are sometimes called "junk bonds."

The bonds the Fund purchases can be of any maturity but the average effective weighted maturity of the Fund's portfolio will normally be within one year of the Lehman Brothers High-Yield Index.

In addition to considering economic factors such as the effect of interest rates on the Fund's investments, Three Peaks Capital Management, LLC (the "Sub-Adviser"), applies a "bottom up" approach in choosing investments. This means that the Sub-Adviser considers the individual characteristics of each potential investment in an income-producing security to determine if it is an attractive investment opportunity and consistent with the Fund's investment policies. To the extent that the Sub-Adviser is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments.

Within the parameters of the specific investment policies discussed below, the Fund may invest without limit in foreign debt.

"What are the main risks of investing in the Fund?"

Although the Fund may be less volatile than funds that invest most of their assets in common stocks, the Fund's return and yield will vary, and you could lose money.

The Fund invests in a variety of fixed-income securities. A basic risk of these securities is that their value will fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Fund's net asset value per share (NAV) will likewise decrease. Another basic risk associated with the Fund is credit or default risk, which is the risk that an issuer will be unable to make principal and interest payments when due.

As noted above, the Fund may invest in high-yield/high-risk bonds, also known as "junk bonds." High-yield/high-risk bonds may be especially sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These bonds generally have a greater credit risk than other types of fixed-income securities. Because of these factors, the performance and NAV of the Fund may vary significantly, depending upon its holdings of high-yield/high-risk bonds.

Investments in foreign securities have additional risks, enumerated below.

An investment in the Fund is not a deposit in any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is classified as a "diversified" investment company under the Investment Company Act of 1940 (the "1940 Act").

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information (the "SAI").

                       AQUILA THREE PEAKS HIGH INCOME FUND
                   RISK/RETURN BAR CHART AND PERFORMANCE TABLE

         The bar chart shown below provides an indication of the risks of investing in Aquila Three Peaks High Income Fund by showing the performance of the Fund's Class A Shares for a one-year period. The table on the following page shows the risk of investing in the Fund by showing how the Fund's annual return for the designated period compares with a broad measure of market performance. The table also shows the effect of taxes on the Fund's returns by presenting after-tax returns for Class A Shares. These returns are calculated using the highest individual Federal income and capital gains tax rates in effect at the time of the distribution and redemption, but do not reflect state and local taxes. A "return after taxes on distributions and redemptions" may sometimes be higher than the other two return figures; this happens when there is a capital loss on redemption, giving rise to a tax benefit to the shareholder. Actual after-tax returns will depend on your specific situation and may differ from those shown. The after-tax returns shown will be irrelevant to investors owning shares through tax-deferred accounts, such as IRAs or 401(k) plans. The total returns reflect reinvestment of dividends and distributions. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Bar Chart
Annual Total Returns - Class A Shares
2007

16%

12%

8%

4%         3.95
           XXXX
0%         XXXX

-4%

-8%

-12%


           2007

Calendar Year

During the period shown in the bar chart, the highest return for a quarter was 2.33% (quarter ended March 31, 2007) and the lowest return for a quarter was 0.16% (quarter ended December 31, 2007).

Note: The Fund's Class A Shares are sold subject to a maximum 4% sales load which is not reflected in the bar chart. If the sales load were reflected, the return would be less than that shown above.


                           Average Annual Total Return


For the period
ended December 31, 2007                 1 Year     Since Inception(1)

Aquila Three Peaks High Income Fund
Class A Shares(2)

   Return before taxes                  (0.20)%        2.42%
   Return after taxes on
     Distributions                      (2.48)%        0.35%
   Return after taxes on
     Distributions and
     Redemptions                        (0.15)%        0.87%

Lehman Brothers U.S.
Corporate High Yield Index(3)            1.88%         6.26%

For the period
ended December 31, 2007                 1 Year     Since Inception(4)

Aquila Three Peaks High Income Fund
Class C Shares(5)

Return before taxes                      2.08%         4.33%

Lehman Brothers U.S.
Corporate High Yield Index(3)            1.88%         6.37%

(1) Since June 1, 2006 for Class A Shares.

(2) The average annual total returns shown for Class A Shares reflect the maximum 4% sales load.

(3) The Lehman Brothers U.S. Corporate High Yield Index covers the USD-dominated, non-investment grade, fixed-income, taxable corporate bond market in the United States.

(4) Since June 8, 2006 for Class C Shares.

(5) The average annual total return for Class C Shares for one year assumes redemption at the end of the year and payment of 1% CDSC.

                       AQUILA THREE PEAKS HIGH INCOME FUND
                          FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



                                       Class A           Class C
                                       Shares            Shares

Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge (Load)
Imposed on Purchases.....
(as a percentage of offering price)      4.00%       None

Maximum Deferred Sales Charge (Load).....None(1)     1.00%(2)
(as a percentage of the lesser of
redemption value or purchase price)

Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
or Distributions
(as a percentage of offering price)...... None        None
Redemption Fee (as a percentage of
redemption proceeds)..................... None(3)     None
Exchange Fees............................ None        None


Annual Fund Operating Expenses (expenses that are deducted from the Fund's assets)


Management Fee ...........................0.65%       0.65%
Distribution (12b-1) Fee .................0.20%       0.75%
Other:
 Service Fee........................None        0.25%
 Other Expenses (4).................1.84%       1.84%
   Total(4)...............................1.84%       2.09%
Total Annual Fund
 Operating Expenses (4)...................2.69%       3.49%
Total Fee Waivers
and/or Reimbursement(5)...................1.69%       3.49%
Net Expenses(5)...........................1.00%       1.80%

(1) If you buy Class A Shares in transactions of $1 million or more there is no sales charge but you will be subject to a contingent deferred sales charge of up to 1% if you redeem your shares during the first two years after purchase and up to 0.50 of 1% if you redeem your shares during the third and fourth years after purchase.

(2) A contingent deferred sales charge of 1% is imposed on the redemption proceeds if you redeem your shares during the first 12 months after purchase.

(3) If you purchase Class A Shares without a sales charge and the shares are not subject to a contingent deferred sales charge, you will pay a redemption fee of 1.00% of the redemption value of any of those shares that you redeem within 90 days of purchasing them.

(4) The expense ratios for the fiscal year ended December 31, 2007 after giving effect to the waivers, expense reimbursement and the expense offset for uninvested cash balances were incurred at the following annual rates: total Fund operating expenses were 1.00% for Class A Shares and were 1.80% for Class C Shares, respectively.

(5) The Manager has contractually undertaken to waive fees and/or reimburse Fund expenses during the period January 1, 2008 through December 31, 2008 so that total Fund expenses will not exceed 1.00% for Class A Shares or 1.80% for Class C Shares. In general, the Manager may recover from the Fund fees and expenses waived or reimbursed to the extent that the net unreimbursed Total Annual Fund Operating Expenses do not exceed contractual limitations.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that you reinvest all dividends and distributions, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                        1 year(6)   3 years   5 years    10 years
Class A Shares..........  $498       $1,048   $1,623     $3,181
Class C Shares..........  $283       $  914   $1,668     $3,306(7)


You would pay the following expenses if you did not redeem your Class C shares:

   Class C Shares.....    $183       $  914    $1,668     $3,306(7)

(6) Absent fee waivers and reimbursements, one-year expenses would be $661 for Class A Shares, $352 for Class C Shares without redemption and $452 for Class C Shares with redemption, and, accordingly, the expenses for 3, 5 and 10 years would be higher as well.


(7) Six years after the date of purchase, Class C Shares automatically convert to Class A Shares. Over time, long-term Class C Shareholders could pay the economic equivalent of an amount that is more than the maximum front-end sales charge allowed under applicable regulations because of the 12b-1 fee and service fee.

                         Investment of the Fund's Assets

"Is the Fund right for me?"

You should consider investing in the Fund if you are:

o   Seeking investment income

o Seeking higher potential returns than typically provided by more conservative fixed-income funds, and willing to accept higher risks of price and income fluctuations

o   Seeking to diversify your portfolio with fixed-income funds

This section takes a closer look at the investment objectives of the Fund, its principal investment strategies and certain risks of investing in the Fund.

Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques.

The Fund seeks to obtain high current income. Capital appreciation is a secondary objective when consistent with its primary objective. It pursues its objectives by investing, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes in income-producing securities. Such securities may be rated at any level by nationally recognized statistical rating organizations or they may be unrated. It is anticipated that the Fund's portfolio will typically include a high proportion, perhaps even 100%, of high-yield/high-risk securities rated below investment grade.

The following questions and answers are designed to help you better understand the Fund's principal investment strategies.

1. How Do Interest Rates Affect the Value of my Investment?

Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices are generally less directly responsive to interest rate changes than investment grade issues and may not always follow this pattern.

2. How Does the Fund Attempt to Manage Interest Rate Risk?

The Sub-Adviser may vary the average-weighted effective maturity of the portfolio to reflect its analysis of interest rate trends and other factors. Thus, the Sub-Adviser may attempt to shorten the Fund's average-weighted effective maturity when the Sub-Adviser expects interest rates to rise and to lengthen it when it expects interest rates to fall.

3. What is Meant by the Fund's "Average-Weighted Effective Maturity"?

The stated maturity of a bond is the date when the issuer must repay the bond's entire principal value to an investor. Some types of bonds may also have an "effective maturity" that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Average-weighted effective maturity is calculated by averaging the effective maturity of bonds held by the Fund with each effective maturity weighted according to the percentage of net assets that it represents.

4. What is Meant by the Fund's "Duration"?

A bond's duration indicates the time it will take an investor to recoup his investment. Unlike maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of the Fund is calculated by averaging the duration of bonds held by the Fund, with each duration weighted according to the percentage of net assets that it represents. Because duration accounts for interest payments, the Fund's duration is usually shorter than its average maturity.

5. What is a High-Yield/High-Risk Bond?

A high-yield/high-risk bond (also called a "junk bond") is a bond rated below investment grade by major rating agencies (e.g., BB+ or lower by Standard & Poor's or Ba or lower by Moody's) or an unrated bond of similar quality. It presents greater risk of default (failure to make timely interest and principal payments) than higher quality bonds.

                           General Portfolio Policies

Except for the Fund's policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in the policies in this Prospectus apply at the time of purchase of a security. So, for example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

                                  Cash Position

When the Sub-Adviser believes that market conditions are unfavorable for profitable investing, or when it is otherwise unable to locate attractive investment opportunities, the Fund's cash or similar investments may increase. In other words, the Fund may not always be fully invested in bonds. Cash or similar investments generally are a residual element of the portfolio - they represent the assets that remain after the Sub-Adviser has committed available assets to desirable investment opportunities. However, the Sub-Adviser may also temporarily increase the Fund's cash position, for example, to protect its assets or to maintain liquidity or meet unusually large redemptions. The Fund's cash position may also increase temporarily due to unusually large cash inflows. When the Fund's investment in cash or similar investments increases, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in bonds and other fixed-income securities.

                              Illiquid Investments

The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of within seven days for the price at which the Fund values it. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Fund's Board of Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

                               Foreign Securities

Within the parameters of its specific investment policies, the Fund may invest without limit in foreign debt securities. The Fund may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States.

                               Special Situations

The Fund may invest in special situations. A special situation arises when, in the opinion of the Sub-Adviser, the securities of a particular issuer are likely to appreciate in market value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets or a redirection of free cash flow. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. The Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur, is delayed or does not elicit the expected market response.

                               Portfolio Turnover

The Fund generally intends to purchase securities for long-term investment, although, to the extent permitted by its specific investment policies, the Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Fund, the nature of the Fund's investments and the investment style of the Sub-Adviser. Changes are made in the Fund's portfolio whenever the Sub-Adviser believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance.

                                      Risks

Because the Fund may invest substantially all of its assets in fixed-income securities, it is subject to risks such as credit or default risks, and decreased value due to interest rate increases. The Fund's performance may also be affected by the risks of certain types of investments, such as foreign securities and derivative instruments.

The following questions and answers are designed to help you better understand some of the risks of investing in the Fund.

1. What is Meant by "Credit Quality" and What are the Risks Associated With It?

Credit quality measures the likelihood that the issuer will meet its obligations on a bond. One of the fundamental risks associated with all fixed-income funds is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due. U.S. government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.

2. How Is Credit Quality Measured?

Ratings published by nationally recognized statistical rating agencies such as Standard & Poor's, a division of the McGraw-Hill Companies, Inc. ("S&P") and Moody's Investors Service, Inc. ("Moody's") and other rating agencies are widely accepted measures of credit risk. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated bonds generally pay higher yields to compensate investors for the associated risk.

3. Are There Special Risks Associated With Investments In High-Yield/High-Risk Bonds?

High-yield/high-risk bonds (or "junk bonds") are bonds rated below investment grade by the primary rating agencies. The value of lower quality bonds generally is more dependant on credit risk and default risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

Because the Fund may invest without limit in high-yield/high-risk bonds, investors should be willing to tolerate a corresponding increase in the likelihood of significant and sudden changes in NAV.

4. How Does The Fund Try To Reduce Risk?

The Fund may use derivative instruments to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Sub-Adviser believes the use of these instruments will benefit the Fund. However, the Fund's performance could be worse than if the Fund had not used such instruments if the Sub-Adviser's judgment proves incorrect.

5. How Could The Fund's Investments In Foreign Securities Affect Its
Performance?

Within the parameters of its specific investment policies, the Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Fund's performance may depend on factors other than the performance of a particular company. These factors include:

- currency risk

- political and economic risk

- regulatory risk

- market risk

- transaction costs

                                 Fund Management

"How is the Fund managed?"

Aquila Investment Management LLC, 380 Madison Avenue, Suite 2300, New York, NY 10017, the Manager, is the Fund's investment adviser under an Advisory and Administration Agreement. Its investment advisory duties, including portfolio management, have been delegated to the Sub-Adviser, Three Peaks Capital Management, LLC, under a sub-advisory agreement described below. The Manager is also responsible for administrative services, including providing for the maintenance of the headquarters of the Fund, overseeing relationships between the Fund and the service providers to the Fund and providing other administrative services.

The Sub-Adviser provides the Fund with advisory services.

Under the Sub-Advisory Agreement, the Sub-Adviser provides for investment supervision, including supervising continuously the investment program of the Fund and the composition of its portfolio, determining what securities will be purchased or sold by the Fund, and arranging for the purchase and the sale of securities held in the portfolio of the Fund.


During the fiscal year ended December 31, 2007, the Fund accrued a management fee to the Manager at the annual rate of 0.65 of 1% of its average annual net assets. The Manager pays the Sub-Adviser a fee at the annual rate of 0.45 of 1% on the first $100 million in average net assets, 0.40 of 1% on the next $150 million in average net assets and 0.35 of 1% on all assets above $250 million.



A discussion regarding the Trustees' basis for approving the annual renewal of the Advisory and Administration Agreement and the Sub-Advisory Agreement is available in the Fund's annual report to shareholders for the period ended December 31, 2007.


Information about the Manager and the Sub-Adviser


The Fund's Manager is a wholly-owned subsidiary of Aquila Management Corporation ("AMC"), founder of each fund in the Aquila Group of Funds, which consists of three money-market funds, seven tax-free municipal bond funds, a high income corporate bond fund and an equity fund. As of March 31, 2008, these funds had aggregate assets of approximately $5.0 billion, of which approximately $2.2 billion consisted of assets of the tax-free municipal bond funds, $2.7 billion in the money market funds, $22 million in the equity fund and $33 million in this high-income corporate bond fund. AMC's address is the same as that of the Manager. AMC, which was founded in 1984, is currently controlled by Mr. Lacy B. Herrmann and his wife, Mrs. Elizabeth B. Herrmann, directly and through certain trusts. It is anticipated that these arrangements will change.



The Sub-Adviser, Three Peaks Capital Management, LLC ("Three Peaks"), is a 99% employee-owned, SEC-registered investment advisor located at 3750 Dacoro Lane, Suite 100, Castle Rock, CO 80109. Chief investment officer and portfolio manager Mr. Sandy Rufenacht, a 20-year veteran of the industry, manages all of the Three Peaks portfolios along with the support and resources of a team of experienced high-yield specialists. Mr. Rufenacht has primary responsibility in selection of securities for purchase or sale and portfolio management, thus enabling him to make immediate decisions and allowing for a high level of efficiency in the portfolio construction process.



Prior to forming Three Peaks, Mr. Rufenacht was Executive Vice President and Portfolio Manager of Janus Short-Term Bond Fund and Janus High-Yield Fund. He managed Janus Short-Term Bond Fund from January 1996 until July 2003 and served as a Portfolio Manager or a Co-Manager of Janus High-Yield Fund from June 1996 until July 2003. He served as Executive Vice President and a Co-Manager of Janus Flexible Income Fund from June 1996 to February 1998. Since July 2003 he has been the principal and Chief Executive Officer of the Sub-Adviser, which currently manages approximately $409 million of investments in private accounts in addition to the Fund. He holds a Bachelor of Arts degree in Business from the University of Northern Colorado.


Certain Prior Performance Information

Mr. Rufenacht formerly managed the Janus High-Yield Fund at another advisory firm until July 2003, in a manner substantially similar to that of the Sub-Adviser. The Janus High-Yield Fund had substantially similar investment objectives, strategies and policies to those of the Fund. Set forth below is standardized performance information for that fund, as compared to its relevant benchmark index, for the period during which it was managed by Mr. Rufenacht, who now manages the Fund. This information is provided merely to illustrate the past performance of the team in relation to a similar mutual fund, and does not represent the performance of the Fund. Various factors influence the investment returns of a mutual fund, including its fees and expenses. The respective classes of shares have different fees and expenses, and those in effect with respect to the Janus High-Yield Fund differed from those of the Fund. Investors should not consider the performance data set forth below as an indication of future performance of the Sub-Adviser or the Fund. This information has been obtained from publicly available sources and has not been independently verified by the Fund.

The table below shows you how the performance of the Janus High-Yield Fund varied from year to year. As with all mutual funds, past performance (before and after taxes) is not a prediction of future performance.

                           YEAR-BY-YEAR TOTAL RETURNS
                          OF THE JANUS HIGH-YIELD FUND

                                                                    Six Months
                                                                      Ended
                          Year Ended December 31,                    June 30,
          1996     1997     1998     1999     2000    2001    2002    2003
----------------------------------------------------------------------------
JHYF*     23.99%   15.47%   0.97%    5.54%    2.49%   4.59%    2.56%   9.03%***
LBHYI**   11.35%   12.76%   1.87%    2.39%   -5.86%   5.28%   -1.41%  18.49%***

*  Janus High-Yield Fund
** The Lehman Brothers High-Yield Index
***Not annualized


Since August 2003, Mr. Rufenacht has managed combined assets which total, as of March 31, 2008, approximately $442 million, using the same general investment strategies. Because these assets, except for those in the Fund, are not in a mutual fund, they have a different tax and cost structure; the results are not readily comparable to the results of the Janus High-Yield Fund.



On the date of this prospectus, a transaction has been proposed under which the share ownership of the Manager's corporate parent, AMC, will be adjusted so that no individual will hold with power to vote, directly or indirectly, more than 24.9% of its voting shares. The transaction will not result in any changes in the Fund's advisory fees and expenses, the services provided, the investment approach or style of the Manager or Sub-Adviser with respect to the Fund, or the personnel or operations of the Manager or Sub-Adviser. The transaction, if consummated, will result in a change of control of AMC which will cause the termination of the current Advisory and Administration Agreement by its terms. The Sub-Advisory Agreement will also terminate by its terms. In anticipation of the transaction the shareholders of the Fund will be asked to approve a new advisory and administration agreement and a new sub-advisory agreement with the same terms and conditions, which would go into effect upon the termination of the current agreements.



Consummation of these transactions is subject to a number of conditions and may not occur. For example, the consents or approvals of the shareholders of other funds in the Aquila Group of Funds might not be obtained. This could affect whether or not the transactions occur. It is possible, however, that the shareholders of AMC may proceed with the transaction even if new agreements are approved by less than all of the funds in the Aquila Group of Funds for which the Manager serves as investment adviser. AMC currently expects that the transactions would occur during the fourth quarter of 2008. If for some reason the transactions do not occur, the automatic termination of the current advisory agreement and sub-advisory agreement will not occur and the new agreements will not be entered into, even if they have been approved by the Fund's shareholders.



Performance of the current Advisory and Administration Agreement is currently guaranteed by AMC. If the transaction occurs, AMC will provide an identical guarantee of performance of the new Advisory and Administration Agreement.



The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the Fund. It also has additional information about the transaction referred to above.



                            Net Asset Value per Share

The net asset value of the shares of each of the Fund's classes of shares is determined as of 4:00 p.m., New York time, on each day that the New York Stock Exchange is open (a "business day"), by dividing the value of the Fund's net assets (which means the value of the assets less liabilities) allocable to each class by the total number of shares of such class outstanding at that time. In general, net asset value of the Fund's shares is based on portfolio market value, except that short-term investments maturing in 60 days or less are generally valued at amortized cost. Any securities or assets for which such market quotations are not readily available are valued at their fair value as determined in good faith under procedures subject to the general supervision and responsibility of the Fund's Board of Trustees. If market quotations are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the market on which the security is principally traded, the security may be valued on the basis of fair value as determined by the Valuation Committee under procedures adopted by the Fund's Board of Trustees. A security's valuation may differ depending on the method used for determining value. Any short-term money market instruments held are generally valued on the basis of amortized cost.

In determining whether market quotations are reliable and readily available, the Sub-Adviser monitors information it routinely receives for significant events it believes will affect market prices of portfolio instruments held by the Fund. Significant events may affect a particular company or may affect securities markets (for example, a natural disaster that causes a market to close). If the Sub-Adviser is aware of a significant event that has occurred after the close of the market where a portfolio instrument is primarily traded, but before the close of the New York Stock Exchange, that the Sub-Adviser believes has affected or is likely to affect the price of the instrument, the Valuation Committee will use its best judgment to determine a fair value for that portfolio instrument under procedures adopted by the Board of Trustees.

The price at which a purchase or redemption of shares is effected is based on the net asset value next calculated after your purchase or redemption order is received in proper form. The New York Stock Exchange annually announces the days on which it will not be open. The most recent announcement indicates that it will not be open on the following days: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the Exchange may close on days not included in that announcement.

                                    Purchases

"Are there alternative purchase plans?"

The Fund provides individuals with alternative ways to purchase shares through two separate classes of shares (Class A and Class C). Although the classes have different sales charge structures and ongoing expenses, they both represent interests in the same portfolio of securities. You should choose the class that best suits your own circumstances and needs.

The Fund and the Distributor may reject any order for the purchase of shares.

"How much money do I need to invest?"

Option I


* Initially, $1,000, except that there is no minimum amount for purchase of shares through certain financial intermediaries.

*    Subsequently, any amount (for investments in shares of the same class).



         To qualify for purchases of Class A Shares or Class C Shares with no minimum, (i) the shares must be purchased on behalf of a beneficial owner who has entered into a comprehensive fee or other advisory fee arrangement with the financial intermediary or an affiliate or associated person of the financial intermediary, and (ii) the financial intermediary must have entered into an agreement with the Distributor authorizing the sale of Fund shares.


Option II

*    $50 or more if an Automatic Investment Program is established.

*    Subsequently, any amount you specify of $50 or more.

* You are not permitted to maintain both an Automatic Investment Program and an Automatic Withdrawal Plan simultaneously.

"How do I purchase shares?"

You may purchase the Fund's shares:

* through an investment broker or dealer, or a bank or other financial intermediary, that has a sales agreement with the Distributor, Aquila Distributors, Inc., in which case that institution will take action on your behalf, and you will not personally perform the steps indicated below; or

* directly through the Distributor, by mailing payment to the Fund's Agent, PFPC Inc.

Except as provided in the Statement of Additional Information, under the caption "Purchase, Redemption, and Pricing of Shares," your investment must be drawn in United States dollars on a United States commercial bank, savings bank or credit union or a United States branch of a foreign commercial bank (each of which is a "Financial Institution").

The price you will pay is net asset value plus a sales charge for Class A Shares and net asset value for Class C Shares. (See "What price will I pay for the Fund's shares?") Your broker/dealer may charge a service or processing fee in connection with purchases; such a fee will be in addition to the price of the shares.

                               Opening an Account

* Make out a check for the investment amount payable to Aquila Three Peaks High Income Fund.

* Complete a New Account Application, which is available with the Prospectus or upon request, indicating the features you wish to authorize.

* Send your check and completed New Account Application to your dealer or to the Fund's Agent, PFPC Inc.


                              Adding to An Account

By Wire                                                   By Check

* Telephone the Agent (toll-free) at 800-437-1000         * Make out a check for the investment amount
(individual shareholders) or 877-953-6932                 payable to Aquila Three Peaks High Income Fund.
(broker/dealers) to advise us that you would like to
purchase shares of the Fund by wire transfer.             * Fill out the pre-printed stub attached to the
                                                          Fund's confirmations or supply the name(s) of
* Instruct your bank to transfer funds by wire to the     account owner(s), the account number, and the
following account:                                        name of the Fund.

Bank Name: PNC Bank, Philadelphia, PA                      * Send your check and account information to your
ABA Number: 031-0000-53                                   dealer or to the Fund's Agent, PFPC Inc.
Account Name: Aquila Group of Funds
Account No.: 85-0242-8425 Further Credit:
Aquila Three Peaks High Income Fund
Name of Shareholder and Account Number.


Unless you indicate otherwise, your investment will be made in Class A Shares.

"Can I transfer funds electronically?"

You can have funds transferred electronically, in amounts of $50 or more, from your Financial Institution if it is a member of the Automated Clearing House. You may make investments through two electronic transfer features, "Automatic Investment" and "Telephone Investment."

* Automatic Investment: You can authorize a pre-determined amount to be regularly transferred from your account.

* Telephone Investment: You can make single investments of up to $50,000 by telephone instructions to the Agent.

Before you can transfer funds electronically, the Fund's Agent must have your completed New Account Application authorizing these features. Or, if you initially decide not to choose these conveniences and then later wish to do so, you must complete a Ready Access Features Form which is available from the Distributor or Agent, or if your account is set up so that your broker or dealer makes these sorts of changes, request your broker or dealer to make them. The Fund may modify or terminate these investment methods or charge a service fee, upon 30 days' written notice to shareholders.

                            Redeeming Your Investment

You may redeem some or all of your shares by a request to the Agent. Shares will be redeemed at the next net asset value determined after your request has been received in proper form.

There is no minimum period for investment in the Fund, except for shares recently purchased by check or by Automatic or Telephone Investment as discussed below.

If you own both Class A Shares and Class C Shares and do not specify which class you wish to redeem, we will redeem your Class A Shares.

Certain shares are subject to a contingent deferred sales charge, or CDSC. These are:

- Class C Shares held for less than 12 months (from the date of purchase); and

- CDSC Class A Shares.

Upon redemption, enough additional shares will be redeemed to pay for any applicable CDSC.

A redemption may result in a tax liability for you.

"How can I redeem my investment?"


By mail, send instructions to:      By telephone, call:        By FAX, send
                                                               instructions to:

PFPC Inc.                           800-437-1000 toll-free     508-599-1838
Attn: Aquila Group of Funds
101 Sabin Street
Pawtucket, RI 02860-1427

For liquidity and convenience, the Fund offers expedited redemption.

Expedited Redemption Methods
   (Non-Certificate Shares Only)

You may request expedited redemption for any shares not issued in certificate form in two ways:

1. By Telephone. The Agent will take instructions from anyone by telephone to redeem shares and make payments:

a) to a Financial Institution account you have previously specified; or

b) by check in the amount of $50,000 or less, mailed to the name and address on the account from which you are redeeming, provided that neither the name nor the address has changed during the prior 30 days. You may only redeem by check via telephone request once in any seven-day period.

                              Telephoning the Agent

Whenever you telephone the Agent, please be prepared to supply:

account name(s) and number

name of the caller

the social security or other tax identification number registered to the account personal identification.

Note: Check the accuracy of your confirmation statements immediately upon receipt. The Fund, the Agent, and the Distributor are not responsible for losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify a caller's identity. The Agent may record calls.

2. By FAX or Mail. You may request redemption payments to a predesignated Financial Institution account by a letter of instruction sent to the Agent, PFPC Inc., 101 Sabin Street, Pawtucket, RI 02860-1427 or by FAX at 508-599-1838. The letter, signed by the registered shareholder(s) (no signature guarantee is required), must indicate:

account name(s)

account number

amount to be redeemed

any payment directions.

To have redemption proceeds sent directly to a Financial Institution account, you must complete the Expedited Redemption section of the New Account Application or a Ready Access Features Form. You will be required to provide (1) details about your Financial Institution account, (2) signature guarantees and
(3) possible additional documentation.

The name(s) of the shareholder(s) on the Financial Institution account must be identical to the name(s) on the Fund's records of your account.

You may change your designated Financial Institution account at any time by completing and returning a revised Ready Access Features Form.

Regular Redemption Method
(Certificate and Non-Certificate Shares)

Certificate Shares. Mail to the Fund's Agent: (1) blank (unsigned) certificates for Class A Shares to be redeemed, (2) redemption instructions and (3) a stock assignment form.

To be in "proper form," items (2) and (3) above must be signed by the registered shareholder(s) exactly as the account is registered. For a joint account, both shareholder signatures are necessary.

For your protection, mail certificates separately from signed redemption instructions. We recommend that certificates be sent by registered mail, return receipt requested.

We may require additional documentation for certain types of shareholders, such as corporations, partnerships, trustees or executors, or if redemption is requested by someone other than the shareholder of record.

Signature Guarantees. If sufficient documentation is on file, we do not require a signature guarantee for redemptions of certificate or non-certificate shares up to $50,000, payable to the record holder, and sent to the address of record. In all other cases, signatures must be guaranteed.

Your signature may be guaranteed by any:

member of a national securities exchange

U.S. bank or trust company

state-chartered savings bank

federally chartered savings and loan association

foreign bank having a U.S. correspondent bank; or

participant in the Securities Transfer Association Medallion Program ("STAMP"), the Stock Exchanges Medallion Program ("SEMP") or the New York Stock Exchange, Inc. Medallion Signature Program ("MSP").

A notary public is not an acceptable signature guarantor.

Non-Certificate Shares. You must use the Regular Redemption Method if you have not chosen Expedited Redemption. To redeem by this method, send a letter of instruction to the Fund's Agent, which includes:

account name(s)

account number

dollar amount or number of shares to be redeemed or a statement that all shares held in the account are to be redeemed payment instructions (we normally mail redemption proceeds to your address as registered with the Fund)

signature(s) of the registered shareholder(s); and

signature guarantee(s), if required, as indicated above after "Certificate Shares."

"When will I receive the proceeds of my redemption?"

Redemption proceeds are normally sent on the next business day following receipt of your redemption request in proper form. Except as described below, payments will normally be sent to your address of record within seven days.



Redemption         Method of Payment           Charges

Under $1,000.       Check.                       None.

$1,000 or more.     Check, or wired or           None.
                    transferred through the
                    Automated Clearing House
                    to your Financial
                    Institution account, if
                    you so requested on your
                    New Account Application
                    or Ready Access Features
                    Form.

Through a           Check or wire, to your       None.
broker/dealer.      broker/dealer.               However your
                                                 broker/dealer
                                                 may charge a
                                                 fee.

Although the Fund does not currently intend to, it can charge up to $5.00 per wire redemption, after written notice to shareholders who have elected this redemption procedure. Upon 30 days' written notice to shareholders the Fund may modify or terminate the use of the Automated Clearing House to make redemption payments at any time or charge a service fee, although no such fee is presently contemplated. If any such changes are made, the Prospectus will be supplemented to reflect them.

The Fund may delay payment for redemption of shares recently purchased by check (including certified, cashier's or official bank check), Automatic Investment or Telephone Investment for up to 15 days after purchase; however, payment for redemption will not be delayed after (i) the check or transfer of funds has been honored, or (ii) the Agent receives satisfactory assurance that your Financial Institution will honor the check or transfer of funds. You can eliminate possible delays by paying for purchased shares with wired funds or Federal Reserve drafts.

The Fund has the right to postpone payment or suspend redemption rights during certain periods. These periods may occur (i) when the New York Stock Exchange is closed for other than weekends and holidays, (ii) when the Securities and Exchange Commission (the "SEC") restricts trading on the New York Stock Exchange, (iii) when the SEC determines that an emergency exists which causes disposal of, or determination of the value of, portfolio securities to be unreasonable or impracticable, and (iv) during such other periods as the SEC may permit.

The Fund can redeem your shares if their value totals less than $500 as a result of redemptions or failure to meet and maintain the minimum investment level under an Automatic Investment program. Before such a redemption is made, we will send you a notice giving you 60 days to make additional investments to bring your account up to the minimum.

Redemption proceeds may be paid in whole or in part by distribution of the Fund's portfolio securities ("redemption in kind") in conformity with SEC rules. This method will only be used if the Board of Trustees determines that payments partially or wholly in cash would be detrimental to the best interests of the remaining shareholders.

"Are there any reinvestment privileges?"

If you reinvest proceeds of redemption within 120 days of the redemption you will not have to pay any additional sales charge on the reinvestment and the Distributor will refund to you any CDSC deducted at the time of redemption by adding it to the amount of your reinvestment. You must reinvest in the same class as the shares redeemed. You may exercise this privilege only once a year, unless otherwise approved by the Distributor.

Reinvestment will not alter the tax consequences of your original redemption.

"Is there an Automatic Withdrawal Plan?"

An Automatic Withdrawal Plan, which is only available for Class A Shares, allows you to receive a monthly or quarterly check in a stated amount, not less than $50.

                           Alternative Purchase Plans

"How do the different arrangements for Class A Shares and Class C Shares affect the cost of buying, holding and redeeming shares, and what else should I know about the two classes?"

In this Prospectus the Fund provides you with two ways to invest in the Fund through two separate classes of shares. All classes represent interests in the same portfolio of securities. The classes of shares offered to individuals differ in their sales charge structures and ongoing expenses, as described below. You should choose the class that best suits your own circumstances and needs.



              Class A Shares             Class C Shares
              "Front-Payment Class"     "Level-Payment Class"

Initial        Class A Shares are        None. Class C
Sales          offered at net asset      Shares are offered
Charge         value plus a maximum      at net asset value
               sales charge of 4%,       with no sales
               paid at the time of       charge payable at
               purchase. Thus,           the time of
               your investment is        purchase.
               reduced by the
               applicable sales
               charge.

Contingent     None (except for          A maximum CDSC of
Deferred       certain purchases of      1% is imposed upon
Sales          $1 million or more).      the redemption of
Charge                                   Class C Shares held
("CDSC")                                 for less than 12
                                         months. No CDSC applies to Class C
                                         Shares acquired through the
                                         reinvestment of dividends or
                                         distributions.

Distribution    A distribution           There is a level
and Service     fee of 0.20              charge for
Fees            of 1% is imposed on      distribution and
                the average annual       service fees for six
                net assets               years after the
                represented by the       date of purchase
                Class A Shares.          at the
                                         aggregate annual
                                         rate of 1% of the
                                         average net assets
                                         represented by the
                                         Class C Shares.

Other           The initial sales        Class C Shares
Information     charge is waived or      together with a
                reduced in some          pro-rata portion
                cases. Larger            of all Class C
                purchases qualify        Shares acquired
                for lower sales          through reinvestment
                charges.                 of dividends and
                                         other distributions paid
                                         in additional Class C Shares,
                                         automatically convert to Class
                                         A Shares after six years.

Systematic Payroll Investments

You can make systematic investments in either Class A Shares or Class C Shares each pay period if your employer has established a Systematic Payroll Investment Plan with the Fund. To participate in the payroll plan, you must make your own arrangements with your employer's payroll department, which may include completing special forms. Additionally, the Fund requires that you complete the New Account Application. Once your New Account Application is received by the Fund and a new account is opened, under the payroll plan your employer will deduct a preauthorized amount from each payroll check. This amount will then be sent directly to the Fund for purchase of shares at the then current offering price, which includes any applicable sales charge. You will receive a confirmation from the Fund for each transaction. Should you wish to change the dollar amount or end future systematic payroll investments, you must notify your employer directly. Changes may take up to ten days.

"What price will I pay for the Fund's shares?"



Class A Shares Offering Price       Class C Shares Offering Price

   Net asset value per share        Net asset value per share
plus the applicable sales charge


You will receive that day's offering price on purchase orders, including Telephone Investments and investments by mail, received in proper form prior to 4:00 p.m. New York time. Otherwise, orders will be filled at the next determined offering price. Dealers are required to submit orders promptly, provided, however, that if your dealer imposes an earlier cutoff time than 4:00 p.m. for the receipt of orders, your dealer will submit orders received after its earlier cutoff time after 4:00 p.m. Those orders will receive the next determined offering price. Purchase orders received on a non-business day, including those for Automatic Investment, will be executed on the next succeeding business day. The sale of shares will be suspended (1) during any period when net asset value determination is suspended or (2) when the Distributor judges it is in the Fund's best interest to do so.

"What are the sales charges for purchases of Class A Shares?"

The following table shows the amount of sales charge incurred for each new purchase by a "single purchaser" of Class A Shares. A "single purchaser" is:

*    an individual;

* an individual, together with his or her spouse and/or any children under 21 years of age purchasing shares for their accounts;

* a trustee or other fiduciary purchasing shares for a single trust estate or fiduciary account; or

* a government, municipality or tax-exempt entity that meets the requirements for qualification under Section 501 of the Internal Revenue Code.

You are entitled to substantial reductions in sales charges based on aggregate holdings of Class A Shares of the Fund and Class A Shares of any of the other funds in the Aquila Group of Funds that you or other members of your immediate family already own at the time of your purchase. Be sure you tell your broker or dealer about all of those holdings so that any applicable reduction in sales charges on your purchase can be correctly computed. You will need to produce proof of such ownership in the form of account statements relating to any account at any financial intermediary that you or any member of your immediate family own that holds any such Class A Shares.

A "single purchaser" will pay a sales charge based on the value at the time of purchase of his or her aggregate holdings of Class A Shares of the Fund and Class A Shares of any of the other funds in the Aquila Group of Funds in accordance with the following table:



Amount of Purchase         Sales Charge as            Sales Charge as
and Value of All           Percentage of              Approximate
Class A Shares Held        Public                     Percentage of
by a Single Purchaser      Offering Price             Amount Invested

Less than $25,000          4.00%                           4.17%

$25,000 but less
  than $50,000             3.75%                           3.90%

$50,000 but less
  than $100,000            3.50%                           3.63%

$100,000 but less
  than $250,000            3.25%                           3.36%

$250,000 but less
  than $500,000            3.00%                           3.09%

$500,000 but less
  than $1,000,000          2.50%                           2.56%



For purchases of $1 million or more see "Sales Charges for Purchases of $1 Million or More."

For example:

If you pay $10,000 (Column I), your sales charge would be 4.00% or $400 (Column
II). ($10,000 x .04 = $400)

The value of your account would be equivalent to the amount of your payment less the sales charge. (The initial value of your account would be $10,000 - $400 = $9,600.) ($10,000 - $400 = $9,600)


The sales charge as a percentage of the increase in the value of your account would be 4.17% (Column III). ($400 / $9,600 = .0416666 or 4.17%)


Sales Charges for Purchases of $1 Million or More

You will not pay a sales charge at the time of purchase when you purchase "CDSC Class A Shares." CDSC Class A Shares are:

(i) Class A Shares issued in a single purchase of $1 million or more by a single purchaser; and

(ii) Class A Shares issued when the value of the purchase, together with the value of shares of the Fund or any other fund in the Aquila Group of Funds that are owned by the purchaser and are either CDSC Class A Shares or Class A Shares on which a sales charge was paid, is $1 million or more.

Redemption of CDSC Class A Shares

If you redeem all or part of your CDSC Class A Shares during the four years after you purchase them, you may have to pay a special CDSC upon redemption.

The amount of the CDSC, calculated based on the lesser of net asset value at the time of purchase or at the time of redemption, depends on the value of your holdings of CDSC Class A Shares at the time of redemption, according to the following table:



                                        During First Two Years After      During Third and Fourth Years
 Value of Holdings                                  Purchase                      After Purchase

  $1 million and up to $2.5 million                   1%                              0.50%

  Over $2.5 million and up to $5               0.50% in year 1                          0
  million                                      0.25% in year 2                          0

  Over $5 million                                     0                                 0

However, it is not the Fund's intention ever to charge the shareholder (impose a CDSC) more than the commission amount that was paid to the broker/dealer in connection with the purchase transaction.

This special charge also applies to CDSC Class A Shares purchased without a sales charge pursuant to a Letter of Intent.

The CDSC will be waived for:

* - Redemption following the death of the shareholder or beneficial owner.

* - Redemption by the Fund when an account falls below the minimum required account size.

* - Redemption by an investor who purchased $1 million or more without an initial sales charge if the securities dealer of record waived its commission in connection with the purchase, with notice to the investor and the Fund at the time of purchase.

Reduced Sales Charges for Certain Purchases of Class A Shares

Right of Accumulation

"Single purchasers" may qualify for a reduced sales charge in accordance with the above schedule when making subsequent purchases of Class A Shares.

Letters of Intent

A "single purchaser" may also qualify for reduced sales charges, in accordance with the above schedule, after a written Letter of Intent (included in the New Account Application) is received by the Distributor.

General


   Class A Shares may be purchased without a sales charge by current and former Trustees and officers of any funds in the Aquila Group of Funds, the directors, Trustees, officers and certain employees, former employees and representatives of the Manager, the Distributor, the sub-adviser of any fund in the Aquila Group of Funds and the parents and/or affiliates of such companies, selected broker dealers, their officers and employees and other investment professionals, certain persons connected with firms providing legal, advertising or public relations assistance, certain family members of, and plans for the benefit of, the foregoing and plans for the benefit of trust or similar clients of banking institutions over which these institutions have full investment authority, if the Distributor has an agreement relating to such purchases. In addition, acquisitions of shares by reinvestment of dividends or in exchanges (with certain exceptions) do not incur a sales charge.


The foregoing information about breakpoints in, or elimination of, sales charges is also available free of charge in a clear and prominent format on our website at www.aquilafunds.com. Simply click on the Fund's name, then on "Highlights," then scroll down to "Alternative Purchase Plans and Sales Charge Breakpoints."

         Certain financial intermediaries may charge you additional fees in connection with transactions in Fund shares.

         The Manager or the Distributor may make payments or provide non-cash compensation out of their own resources to securities dealers and other financial intermediaries for providing services intended to result in the sale of Fund shares or for shareholder servicing activities. The compensation is discretionary and may be available only to selected selling and servicing agents. See "Additional Information" below and the SAI for discussions of marketing support payments.

"What are the sales, service and distribution charges for Class C Shares?"

* No sales charge at time of purchase.

* Fees for service and distribution at a combined annual rate of 1% of average annual net assets of the Fund represented by Class C Shares.

* After six years, Class C Shares automatically convert to Class A Shares, which bear a lower distribution fee and no service fee.

The Fund will not accept purchase orders for Class C Shares on behalf of an individual investor (not including dealer "street name" or omnibus accounts) in an amount of $500,000 or more or if the purchase order would bring the value of the account over $500,000. This is because it will generally be more advantageous for such a purchase by an individual to be invested in the Fund's Class A Shares instead.

Redemption of Class C Shares

* 1% charge if redeemed within the first 12 months after purchase. This contingent deferred sales charge, or CDSC, is calculated based on the lesser of the net asset value at the time of purchase or at the time of redemption.

* No CDSC applies if Class C Shares are held for 12 months after purchase.

* Shares acquired by reinvestment of dividends or distributions are not subject to any CDSC.

* The CDSC will be waived for redemption following the death of the shareholder or beneficial owner and for redemption by the Fund when an account falls below the minimum required size.

Broker/Dealer Compensation - Class C Shares

The Distributor will pay 1.00% of the sales price to any broker/dealer executing a Class C Share purchase.

Exchange Privilege

Generally, you can exchange shares of this Fund into the tax-free municipal bond funds and the equity fund (together with the Fund, the "Bond or Equity Funds") and money-market funds (the "Money-Market Funds") in the Aquila Group of Funds (collectively, the "Aquila Funds") for shares of the same class of any other Bond or Equity Fund, or for Original Shares of any Money-Market Fund, without the payment of a sales charge or any other fee, except that you will incur a redemption fee of 1.00% of the exchanged shares' value if they are Class A Shares on which a sales charge was not imposed and the exchange occurs within 90 days of their purchase. Because excessive trading in Fund shares can be harmful to the Fund and its other shareholders, the right is reserved to revise or terminate the exchange privilege, to limit the number of exchanges or to reject any exchange if (i) the Fund or any of the other Aquila Funds believe that it or they would be harmed or be unable to invest effectively or (ii) it or they receive or anticipate receiving simultaneous orders that may significantly affect the Fund or any other Aquila Fund.

Frequent Trading


The Fund invests a significant amount of its assets in U.S.-traded, highly liquid securities for which prices are available on a daily basis at the time at which the Fund prices its portfolio and determines the net asset value per share. As a result, the Fund believes that there is less incentive for investors to engage in frequent and/or short-term trading (often referred to as market-timing) to benefit from "stale" pricing. Nonetheless, the Fund recognizes that the possible presence of foreign securities in the Fund's portfolio and other circumstances, such as fluctuations in prevailing interest rates, may invite active in-and-out trading by Fund shareholders, which may, if carried out on a large scale, impose burdens on the Fund's portfolio manager, interfere with the efficient management of the portfolio, increase the portfolio's transaction costs, administrative costs or tax liability or otherwise be detrimental to the interests of the Fund and its other shareholders. The Fund therefore discourages market timing, and to the extent possible monitors for market timing patterns in the Fund. The redemption fee, as described herein, is expected to discourage frequent in-and-out trading in Fund shares. As stated above, the Fund and the Distributor may reject any order for the purchase of shares. For example, the Board of Trustees of the Fund has determined that the Fund may reject purchase orders, on a temporary or permanent basis, from investors that the Fund is able to determine are exhibiting a pattern of frequent or short-term trading in Fund shares. The Fund may not be able to detect frequent trading by the underlying owners of shares held in omnibus accounts and therefore may not be able effectively to prevent frequent trading in those accounts. Accordingly, there is no guarantee that the Fund will be successful in identifying all investors who engage in excessive trading activity or in curtailing that activity. In addition to the foregoing, the Fund imposes a redemption fee of 1.00% of the shares' redemption value on any redemption (including redemption by exchange) of Class A Shares on which a sales charge is not imposed if the redemption occurs within 90 days of purchase. The fee will be paid to the Fund and is designed to offset the costs to the Fund caused by short-term trading in Fund shares. The fee will not apply to shares sold under an Automatic Withdrawal Plan or sold due to the shareholder's death or disability. The Fund's policy on frequent trading extends to purchases through exchanges. (See "Exchange Privilege" above.)


"What about confirmations?"

A statement will be mailed to you confirming each purchase or redemption of shares in the Fund. Additionally, your account at the Agent will be credited or debited in full and fractional shares (rounded to the nearest 1/1000th of a share).

"Is there a Distribution Plan or a Services Plan?"

The Fund has adopted a Distribution Plan (the "Plan") under the Investment Company Act of 1940's Rule 12b-1 in order to:

(i) permit the Fund to finance activities primarily intended to result in the sale of its shares;

(ii) permit the Manager to make payment for distribution expenses out of its own funds; and

(iii) protect the Fund against any claim that some of the expenses which it pays or may pay might be considered to be sales-related and therefore come within the purview of the Rule.

Pursuant to the Plan, the Fund makes payments with respect to both Class A Shares and Class C Shares under agreements to certain broker/dealers and other qualified recipients.


For any fiscal year, these payments may not exceed 0.20 of 1% for Class A Shares, and 0.75 of 1% for Class C Shares, of the average annual net assets represented by each such class. Payments with respect to each class are made only out of the Fund's assets allocable to that class. Because these distribution fees are paid out of assets on an ongoing basis, over time these fees will increase the cost of your investment; they may cost you more than paying other types of sales charges.


Shareholder Services Plan for Class C Shares

The Fund's Shareholder Services Plan authorizes it to pay a service fee under agreements to certain qualified recipients who have agreed to provide personal services to Class C shareholders and/or maintain their accounts. For any fiscal year, such fees may not exceed 0.25 of 1% of the average annual net assets represented by Class C Shares. Payment is made only out of the Fund's assets represented by Class C Shares.

Service fees with respect to Class C Shares will be paid to the Distributor.

Additional Information

The Distributor and/or its related companies may pay compensation (out of their own assets and not as an additional charge to the Fund) to certain broker/dealers and other financial intermediaries ("financial advisors") in connection with the sale or retention of Fund shares, or certain shareholder servicing and/or certain recordkeeping/sub-transfer agency services. For example, the Distributor and/or its related companies may pay compensation to financial advisors for administrative, sub-accounting or shareholder transaction processing services above and beyond such costs which would normally be paid by the Fund, assistance in training and education and/or other forms of marketing support, including costs related to providing the Fund with "shelf space." Payments made to financial advisors may be based on a fixed dollar amount and/or one or more of the following factors: gross sales, current assets, number of accounts attributable to or maintained by the financial advisor and/or reimbursement for marketing expenses of the financial advisor. Some of these amounts may be significant to the Distributor, although they may be small compared to amounts a financial advisor may receive from other distributors. Nonetheless, the prospect of receiving additional compensation may provide financial advisors with an incentive to favor sales of shares of the Fund over other investment options. To obtain more information on how additional compensation may have influenced your advisor's recommendation of the Fund ask your financial advisor. For more information, please see the Fund's SAI.

"Transfer on Death"("TOD") Registration (Both Classes)

The Fund generally permits "transfer on death" ("TOD") registration of shares, so that on the death of the shareholder the shares are transferred to a designated beneficiary or beneficiaries. Ask the Agent or your broker/dealer for the Transfer on Death Registration Request Form. With it you will receive a copy of the TOD Rules of the Aquila Group of Funds, which specify how the registration becomes effective and operates. By opening a TOD Account, you agree to be bound by the TOD Rules.

                           Dividends and Distributions

"How are dividends and distributions determined?"

The Fund pays dividends and other distributions with respect to each class of shares. The Fund calculates its dividends and other distributions with respect to each class at the same time and in the same manner. Net income for dividend purposes includes all interest income accrued by the Fund since the previous dividend declaration less expenses paid or accrued. Net income also includes any original issue discount, which occurs if the Fund purchases an obligation for less than its face amount. The discount from the face amount is treated as additional income earned over the life of the obligation. Because the Fund's income varies, so will the Fund's dividends. There is no fixed dividend rate. It is expected that most of the Fund's dividends will be comprised of interest income. The dividends and distributions of each class can vary due to certain class-specific charges. The Fund will declare all of its net income as dividends on every day, including weekends and holidays, on those shares outstanding for which payment was received by the close of business on the preceding business day.

Redeemed shares continue to earn dividends through and including the earlier of:

1. the day prior to the day when redemption proceeds are mailed, wired or transferred by the Automated Clearing House or the Agent or paid by the Agent to a selected dealer; or

2. the third business day after the day the net asset value of the redeemed shares was determined.

The Fund's present policy is to pay dividends so they will be received or credited by approximately the first day of each month.

"How are dividends and distributions paid?"

Dividends and distributions will automatically be reinvested in full and fractional shares of the Fund of the same class at net asset value as of the payment date for the dividend or distribution unless you elect otherwise.

You may choose to have all or any part of your dividends or distributions paid in cash. You can elect to have the cash portion of your dividends or distributions deposited, without charge, by electronic fund transfers into your account at a financial institution, if it is a member of the Automated Clearing House.

You can make any of these elections on the New Account Application, by a Ready Access Features Form or by a letter to the Agent. Your election to receive some or all of your dividends and distributions in cash will be effective as of the next payment of dividends after it has been received in proper form by the Agent. It will continue in effect until the Agent receives written notification of a change.

Whether your dividends and distributions are received in cash or reinvested, you will receive a monthly statement indicating the current status of your investment account with the Fund.

If you do not comply with laws requiring you to furnish taxpayer identification numbers and report dividends, the Fund may be required to impose backup withholding at a rate of 28% upon payment of redemptions to you and on capital gains distributions (if any) and any other distributions that do not qualify as "exempt-interest dividends."

The Fund reserves the right to change the dividend and distribution payment option on your account to "reinvest" if mail sent to the address on your account is returned by the post office as "undeliverable" and you have elected to have your account dividends and/or distributions paid in cash. In such event, the Fund would then purchase additional shares of the Fund with any dividend or distribution payments that are "undeliverable." In order to change the option back to "cash," you would need to send the Agent written instructions as described above.

                                 Tax Information


Distributions from the Fund's net income (including original issue discount) and net short-term capital gains are taxed as ordinary income. If the Fund has net long-term capital gains which are greater than its net short-term capital losses, it will distribute the excess and such distribution will be taxed to you as long-term capital gains, regardless of how long you have held your shares.


Net capital gains of the Fund, if any, realized through October 31st of each year and not previously paid out will be paid out after that date. The Fund may also pay supplemental distributions after the end of its fiscal year. Capital gains and any other taxable dividends declared in October, November or December and paid to you in January (whether received in cash or reinvested in shares) are taxable for Federal income tax purposes as if received in December. If net capital losses are realized in any year, they are charged against capital and not against net investment income, which is distributed regardless of gains or losses.

Short-term gains, when distributed, are taxed to shareholders as ordinary income. Capital losses of the Fund are not distributed, but are carried forward by the Fund to offset gains in later years and reduce future capital gains dividends and amounts taxed to shareholders.


Distributions from the Fund, whether ordinary income or capital gain in nature, will be taxable to you whether you take them in cash or have them automatically reinvested in shares of the Fund. Distributions from the Fund are also subject to applicable state income taxes. Consult your tax adviser.


You will receive information on the tax status of the Fund's dividends and distributions annually.

                       AQUILA THREE PEAKS HIGH INCOME FUND
                              FINANCIAL HIGHLIGHTS
                       FOR A SHARE OUTSTANDING THROUGHOUT
                                   EACH PERIOD

The financial highlights table is intended to help you understand the Fund's financial performance for the year ended December 31, 2007 and the period ended December 31, 2006. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker LLP (independent registered public accounting firm), whose report, along with the Fund's financial statements, is included in the annual report, is incorporated by reference into the SAI and is available upon request.



                                                               Class A                           Class C
                                                      ---------------------------        ----------------------
                                                         Year         Period              Year         Period
                                                        Ended          Ended             Ended         Ended
                                                      12/31/07      12/31/06(1)        12/31/07      12/31/06(2)
                                                      --------      -----------        --------      -----------

Net asset value, beginning of period ...........      $  10.10       $  10.00          $  10.10       $  10.00
                                                      --------       --------          --------       --------
Income (loss) from investment operations:
  Net investment income ........................          0.63++         0.30+             0.55++         0.26+
  Net gain (loss) on securities (both realized
    and unrealized) ............................         (0.24)          0.11             (0.24)          0.10
                                                      --------       --------          --------       --------
  Total from investment operations .............          0.39           0.41              0.31           0.36
                                                      --------       --------          --------       --------
Less distributions:
  Dividends from net investment income .........         (0.63)         (0.30)            (0.55)         (0.25)
  Distributions from capital gains .............         (0.02)         (0.01)            (0.02)         (0.01)
                                                      --------       --------          --------       --------
  Total distributions ..........................         (0.65)         (0.31)            (0.57)         (0.26)
                                                      --------       --------          --------       --------
Net asset value, end of period .................      $   9.84       $  10.10          $   9.84       $  10.10
                                                      ========       ========          ========       ========
Total return (not reflecting sales charge) .....          3.95%          4.11%*            3.11%          3.63%*

Ratios/supplemental data
  Net assets, end of period (in thousands) .....      $ 11,688       $  5,003          $  3,591       $  1,067
  Ratio of expenses to average net assets ......          1.15%          1.53%**           1.95%          2.04%**
  Ratio of net investment income to average
    net assets .................................          6.15%          4.90%**           5.35%          4.84%**
  Portfolio turnover rate ......................        157.39%        100.40%*          157.39%        100.40%*

The expense and net investment income ratios without the effect of the waiver of fees and the expense reimbursement were:

Ratio of expenses to average net assets ........          2.54%         10.77%**           3.31%         5.83%**
Ratio of net investment income (loss) to average
  net assets ...................................          4.76%         (4.34%)**          3.99%         1.05%**

The expense ratios after giving effect to waiver of fees, expense remibursement and expense offset for uninvested cash balances were:

  Ratio of expenses to average net assets ......          1.00%          1.00%**           1.80%         1.80%**


----------
1     Commenced operations on 6/01/06.
2     Commenced operations on 6/08/06.
+     Per share amounts have been calculated using the monthly average shares method.
++    Per share amounts have been calculated using the daily average shares method.
*     Not annualized.
**    Annualized.

FOUNDERS
Lacy B. Herrmann, Chairman Emeritus
Aquila Management Corporation

MANAGER
Aquila Investment Management LLC
380 Madison Avenue, Suite 2300
New York, New York 10017


INVESTMENT SUB-ADVISER
Three Peaks Capital Management, LLC
3750 Dacoro Lane, Suite 100
Castle Rock, Colorado 80109



BOARD OF TRUSTEES
Diana P. Herrmann, Chair
John M. Burlingame
Theodore T. Mason
Glenn P. O'Flaherty
Russell K. Okata
John J. Partridge


OFFICERS
Diana P. Herrmann, President
Charles E. Childs, III, Executive Vice President
Jerry G. McGrew, Senior Vice President
Marie E. Aro, Senior Vice President
Robert W. Anderson, Chief Compliance Officer
Joseph P. DiMaggio, Chief Financial Officer and Treasurer
Edward M.W. Hines, Secretary

DISTRIBUTOR
Aquila Distributors, Inc.
380 Madison Avenue, Suite 2300
New York, New York 10017

TRANSFER AND SHAREHOLDER SERVICING AGENT
PFPC Inc.
101 Sabin Street
Pawtucket, Rhode Island 02860

CUSTODIAN
JPMorgan Chase Bank, N.A.
1111 Polaris Parkway
Columbus, Ohio 43240

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103


COUNSEL
Butzel Long, a professional corporation
380 Madison Avenue, 22nd Floor
New York, New York 10017

This Prospectus concisely states information about the Fund that you should know before investing. A Statement of Additional Information about the Fund (the "SAI") has been filed with the Securities and Exchange Commission. The SAI contains information about the Fund and its management not included in this Prospectus. The SAI is incorporated by reference in its entirety in this Prospectus and is therefore legally a part of this Prospectus. Only when you have read both this Prospectus and the SAI are all material facts about the Fund available to you.

You can get additional information about the Fund's investments in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. You can get the SAI and the Fund's annual and semi-annual reports without charge, upon request by calling 800-437-1020 (toll-free) or by visiting the Fund's website at www.aquilafunds.com.

In addition, you can review and copy information about the Fund (including the SAI) at the Public Reference Room of the SEC in Washington, D.C. Information on the operation of the Public Reference Room is available by calling 202-942-8090. Reports and other information about the Fund are also available on the EDGAR Database at the SEC's Internet site at http://www.sec.gov. Copies of this information can be obtained, for a duplicating fee, by e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

The file number under which the Fund is registered with the SEC under the Investment Company Act of 1940 is 811-03578.



                       AQUILA THREE PEAKS HIGH INCOME FUND


                                   One Of The
                              Aquila Group Of Funds
                          A fund designed for investors
                           seeking high current income

                                   PROSPECTUS

                                    ---------

                           To make shareholder account
                           inquiries, call the Fund's
                         Shareholder Servicing Agent at:
                             800-437-1000 toll-free
                               or you can write to
                                    PFPC Inc.
                                101 Sabin Street
                            Pawtucket, RI 02860-1427


                     Ticker Symbol          CUSIP #

Class A Shares        ATPAX               03841H109
Class C Shares        ATPCX               03841H208

                       AQUILA THREE PEAKS HIGH INCOME FUND

                         380 Madison Avenue, Suite 2300
                               New York, NY 10017
                           800-437-1020 212-697-6666

                             Aquila Group of FundsR

                                   PROSPECTUS


Class Y Shares
Class I Shares
                                                                April 30, 2008


Aquila Three Peaks High Income Fund (the "Fund") is a mutual fund designed for long-term investors who primarily seek high current income.

For purchase, redemption or account inquiries contact the Fund's Shareholder Servicing Agent:

             PFPC Inc.* 101 Sabin Street * Pawtucket, RI 02860-1427
                             800-437-1000 toll-free

For general inquiries & yield information 800-437-1020 toll-free or 212-697-6666

The Securities and Exchange Commission has not approved or disapproved the Fund's securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS


The Fund's Objective, Investment
   Strategies and Main Risks....................
Risk/Return Bar Chart and Performance Table.....
Fees and Expenses of the Fund...................
Investment of the Fund's Assets.................
Fund Management.................................
Net Asset Value per Share.......................
Purchases.......................................
Redeeming Your Investment.......................
Alternative Purchase Plans......................
Dividends and Distributions.....................
Tax Information.................................
Financial Highlights............................


The Fund's Objective, Investment Strategies and Main Risks

"What is the Fund's objective?"

The Fund's objective is to obtain high current income. Capital appreciation is a secondary objective when consistent with its primary objective.

The Fund's Board of Trustees may change these objectives or the Fund's principal investment policies without a shareholder vote. The Fund will notify you at least 60 days before making any material changes to its objectives or principal investment policies. If there is a material change to the Fund's objectives or principal investment policies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objectives.

"What is the Fund's investment strategy?"

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes in income-producing securities. Such securities may be rated at any level by nationally recognized statistical rating organizations or they may be unrated. It is anticipated that the Fund's portfolio will typically include a high proportion, perhaps even 100%, of high-yield/high-risk securities rated below investment grade. Such securities are sometimes called "junk bonds."

The bonds the Fund purchases can be of any maturity but the average effective weighted maturity of the Fund's portfolio will normally be within one year of the Lehman Brothers High-Yield Index.

In addition to considering economic factors such as the effect of interest rates on the Fund's investments, Three Peaks Capital Management, LLC (the "Sub-Adviser"), applies a "bottom up" approach in choosing investments. This means that the Sub-Adviser considers the individual characteristics of each potential investment in an income-producing security to determine if it is an attractive investment opportunity and consistent with the Fund's investment policies. To the extent that the Sub-Adviser is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments.

Within the parameters of the specific investment policies discussed below, the Fund may invest without limit in foreign debt.

"What are the main risks of investing in the Fund?"

Although the Fund may be less volatile than funds that invest most of their assets in common stocks, the Fund's return and yield will vary, and you could lose money.

The Fund invests in a variety of fixed-income securities. A basic risk of these securities is that their value will fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Fund's net asset value per share (NAV) will likewise decrease. Another basic risk associated with the Fund is credit or default risk, which is the risk that an issuer will be unable to make principal and interest payments when due.

As noted above, the Fund may invest in high-yield/high-risk bonds, also known as "junk bonds." High-yield/high-risk bonds may be especially sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These bonds generally have a greater credit risk than other types of fixed-income securities. Because of these factors, the performance and NAV of the Fund may vary significantly, depending upon its holdings of high-yield/high-risk bonds.

Investments in foreign securities have additional risks, enumerated below.

An investment in the Fund is not a deposit in any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is classified as a "diversified" investment company under the Investment Company Act of 1940 (the "1940 Act").

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information (the "SAI").

                         AQUILA THREE PEAKS HIGH INCOME FUND
                   RISK/RETURN BAR CHART AND PERFORMANCE TABLE


         The bar chart shown below provides an indication of the risks of investing in Aquila Three Peaks High Income Fund by showing the performance of the Fund's Class Y Shares for a one year period. The table on the following page shows the risk of investing in the Fund by showing how the Fund's annual return for the designated period compares with a broad measure of market performance. The table also shows the effect of taxes on the Fund's returns by presenting after-tax returns for Class Y Shares. These returns are calculated using the highest individual Federal income and capital gains tax rates in effect at the time of the distribution and redemption, but do not reflect state and local taxes. A "return after taxes on distributions and redemptions" may sometimes be higher than the other two return figures; this happens when there is a capital loss on redemption, giving rise to a tax benefit to the shareholder. Actual after-tax returns will depend on your specific situation and may differ from those shown. The after-tax returns shown will be irrelevant to investors owning shares through tax-deferred accounts, such as IRAs or 401(k) plans. The total returns reflect reinvestment of dividends and distributions. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Bar Chart
Annual Total Returns - Class Y Shares
2007

16%

12%

8%

4%          4.16
            XXXX
0%          XXXX

-4%

-8%

-12%


            2007

Calendar Year

During the period shown in the bar chart, the highest return for a quarter was 2.38% (quarter ended March 31, 2007) and the lowest return for a quarter was 0.21% (quarter ended December 31, 2007).

                               Average Annual Total Return


For the period
ended December 31, 2007                   1 Year     Since Inception(1)

Aquila Three Peaks High Income Fund
Class Y Shares

   Return before taxes                     4.16%         5.32%
   Return after taxes on
     Distributions                         1.76%         3.06%
   Return after taxes on
     Distributions and
     Redemptions                           2.69%         3.24%

Lehman Brothers U.S.
Corporate High Yield Index(2)              1.88%         6.26%

For the period
ended December 31, 2007                   1 Year     Since Inception(3)

Aquila Three Peaks High Income Fund
Class I Shares

Return before taxes                        4.03%         5.70%

Lehman Brothers U.S.
Corporate High Yield Index(2)              1.88%         7.17%

(1) Since June 8, 2006 for Class Y Shares.

(2) The Lehman Brothers U.S. Corporate High Yield Index covers the USD-dominated, non-investment grade, fixed-income, taxable corporate bond market in the United States.

(3) Since June 29, 2006 for Class I Shares.

                       AQUILA THREE PEAKS HIGH INCOME FUND
                          FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                        Class I             Class Y
                                        Shares              Shares

Shareholder Fees
 (fees paid directly from your investment)

Maximum Sales Charge (Load)
 imposed on Purchases
 (as a percentage of offering price) ... None                None
Maximum Deferred Sales Charge (Load)...  None                None
Maximum Sales Charge (Load)
 imposed on Reinvested Dividends or
 Distributions
 (as a percentage of offering price)...  None                None
Redemption Fee (as a percentage of
 redemption proceeds)(1).............   1.00%               1.00%
Exchange Fees..........................  None                None

Annual Fund Operating Expenses (expenses that are deducted from the Fund's assets)

Management Fee........................   0.65%               0.65%
Distribution (12b-1) Fee...............  0.15%(3)            None
Other(2)................................ 1.97%               1.84%
Total Annual Fund
 Operating Expenses(2).................. 2.77%               2.49%
Total Fee Waivers
 and/or Reimbursement(4)................ 1.69%               1.69%
Net Expenses(4)......................... 1.08%               0.80%

(1) This fee only applies to shares redeemed within 90 days of purchase.

(2) The expense ratios for the fiscal year ended December 31, 2007 after giving effect to the waivers, expense reimbursement, and the expense offset for uninvested cash balances were incurred at the following annual rates: total Fund operating expenses were 0.80% for Class Y Shares and were 0.93% for Class I Shares, respectively. Other expenses for the two classes differ because Class I Shares pay service fees to financial intermediaries of 0.25%, which includes transfer agent services, and charges common to both classes of 1.72% Class Y Shares bear only the common charges of 1.72% and an allocation for transfer agent services of 0.12%.

(3) Current rate; up to 0.25% can be authorized by the Trustees.

(4) The Manager has contractually undertaken to waive fees and/or reimburse Fund expenses during the period January 1, 2008 through December 31, 2008 so that total Fund expenses will not exceed 1.08% for Class I Shares or 0.80% for Class Y Shares. In general, the Manager may recover from the Fund fees and expenses waived or reimbursed to the extent that the net unreimbursed Total Annual Fund Operating Expenses do not exceed contractual limitations.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that you reinvest all dividends and distributions, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 year(5)   3 years  5 years   10 years

Class I Shares............$110      $699     $1,314    $2,976
Class Y Shares............$ 82      $614     $1,173    $2,698

(5) Absent fee waivers and reimbursements, one-year expenses would be $280 for Class I Shares and $252 for Class Y Shares, and, accordingly, the expenses for 3, 5 and 10 years would be higher as well.

                         Investment of the Fund's Assets

"Is the Fund right for me?"

You should consider investing in the Fund if you are:

o   Seeking investment income

o Seeking higher potential returns than typically provided by more conservative fixed-income funds, and willing to accept higher risks of price and income fluctuations

o   Seeking to diversify your portfolio with fixed-income funds

This section takes a closer look at the investment objectives of the Fund, its principal investment strategies and certain risks of investing in the Fund.

Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques.

The Fund seeks to obtain high current income. Capital appreciation is a secondary objective when consistent with its primary objective. It pursues its objectives by investing, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes in income-producing securities. Such securities may be rated at any level by nationally recognized statistical rating organizations or they may be unrated. It is anticipated that the Fund's portfolio will typically include a high proportion, perhaps even 100%, of high-yield/high-risk securities rated below investment grade.

The following questions and answers are designed to help you better understand the Fund's principal investment strategies.

1. How Do Interest Rates Affect the Value of my Investment?

Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices are generally less directly responsive to interest rate changes than investment grade issues and may not always follow this pattern.

2. How Does the Fund Attempt to Manage Interest Rate Risk?

The Sub-Adviser may vary the average-weighted effective maturity of the portfolio to reflect its analysis of interest rate trends and other factors. Thus, the Sub-Adviser may attempt to shorten the Fund's average-weighted effective maturity when the Sub-Adviser expects interest rates to rise and to lengthen it when it expects interest rates to fall.

3. What is Meant by the Fund's "Average-Weighted Effective Maturity"?

The stated maturity of a bond is the date when the issuer must repay the bond's entire principal value to an investor. Some types of bonds may also have an "effective maturity" that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Average-weighted effective maturity is calculated by averaging the effective maturity of bonds held by the Fund with each effective maturity weighted according to the percentage of net assets that it represents.

4. What is Meant by the Fund's "Duration"?

A bond's duration indicates the time it will take an investor to recoup his investment. Unlike maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of the Fund is calculated by averaging the duration of bonds held by the Fund, with each duration weighted according to the percentage of net assets that it represents. Because duration accounts for interest payments, the Fund's duration is usually shorter than its average maturity.

5. What is a High-Yield/High-Risk Bond?

A high-yield/high-risk bond (also called a "junk bond") is a bond rated below investment grade by major rating agencies (e.g., BB+ or lower by Standard & Poor's or Ba or lower by Moody's) or an unrated bond of similar quality. It presents greater risk of default (failure to make timely interest and principal payments) than higher quality bonds.

General Portfolio Policies

Except for the Fund's policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in the policies in this Prospectus apply at the time of purchase of a security. So, for example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

Cash Position

When the Sub-Adviser believes that market conditions are unfavorable for profitable investing, or when it is otherwise unable to locate attractive investment opportunities, the Fund's cash or similar investments may increase. In other words, the Fund may not always be fully invested in bonds. Cash or similar investments generally are a residual element of the portfolio - they represent the assets that remain after the Sub-Adviser has committed available assets to desirable investment opportunities. However, the Sub-Adviser may also temporarily increase the Fund's cash position, for example, to protect its assets or to maintain liquidity or meet unusually large redemptions. The Fund's cash position may also increase temporarily due to unusually large cash inflows. When the Fund's investment in cash or similar investments increases, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in bonds and other fixed-income securities.

Illiquid Investments

The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of within seven days for the price at which the Fund values it. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Fund's Board of Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

Foreign Securities

Within the parameters of its specific investment policies, the Fund may invest without limit in foreign debt securities. The Fund may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States.

Special Situations

The Fund may invest in special situations. A special situation arises when, in the opinion of the Sub-Adviser, the securities of a particular issuer are likely to appreciate in market value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets or a redirection of free cash flow. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. The Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur, is delayed or does not elicit the expected market response.

Portfolio Turnover

The Fund generally intends to purchase securities for long-term investment, although, to the extent permitted by its specific investment policies, the Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Fund, the nature of the Fund's investments and the investment style of the Sub-Adviser. Changes are made in the Fund's portfolio whenever the Sub-Adviser believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance.

Risks

Because the Fund may invest substantially all of its assets in fixed-income securities, it is subject to risks such as credit or default risks, and decreased value due to interest rate increases. The Fund's performance may also be affected by the risks of certain types of investments, such as foreign securities and derivative instruments.

The following questions and answers are designed to help you better understand some of the risks of investing in the Fund.

1. What is Meant by "Credit Quality" and What are the Risks Associated With It?

Credit quality measures the likelihood that the issuer will meet its obligations on a bond. One of the fundamental risks associated with all fixed-income funds is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due. U.S. government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.

2. How Is Credit Quality Measured?

Ratings published by nationally recognized statistical rating agencies such as Standard & Poor's, a division of the McGraw-Hill Companies, Inc. ("S&P") and Moody's Investors Service, Inc. ("Moody's") and other rating agencies are widely accepted measures of credit risk. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated bonds generally pay higher yields to compensate investors for the associated risk.

3. Are There Special Risks Associated With Investments In High-Yield/High-Risk Bonds?

High-yield/high-risk bonds (or "junk bonds") are bonds rated below investment grade by the primary rating agencies. The value of lower quality bonds generally is more dependant on credit risk and default risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

Because the Fund may invest without limit in high-yield/high-risk bonds, investors should be willing to tolerate a corresponding increase in the likelihood of significant and sudden changes in NAV.

4. How Does The Fund Try To Reduce Risk?

The Fund may use derivative instruments to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Sub-Adviser believes the use of these instruments will benefit the Fund. However, the Fund's performance could be worse than if the Fund had not used such instruments if the Sub-Adviser's judgment proves incorrect.

5. How Could The Fund's Investments In Foreign Securities Affect Its
Performance?

Within the parameters of its specific investment policies, the Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Fund's performance may depend on factors other than the performance of a particular company. These factors include:

- currency risk

- political and economic risk

- regulatory risk

- market risk

- transaction costs

                                 Fund Management

"How is the Fund managed?"

Aquila Investment Management LLC, 380 Madison Avenue, Suite 2300, New York, NY 10017, the Manager, is the Fund's investment adviser under an Advisory and Administration Agreement. Its investment advisory duties, including portfolio management, have been delegated to the Sub-Adviser, Three Peaks Capital Management, LLC, under a sub-advisory agreement described below. The Manager is also responsible for administrative services, including providing for the maintenance of the headquarters of the Fund, overseeing relationships between the Fund and the service providers to the Fund and providing other administrative services.

The Sub-Adviser provides the Fund with advisory services.

Under the Sub-Advisory Agreement, the Sub-Adviser provides for investment supervision, including supervising continuously the investment program of the Fund and the composition of its portfolio, determining what securities will be purchased or sold by the Fund, and arranging for the purchase and the sale of securities held in the portfolio of the Fund.


During the fiscal year ended December 31, 2007, the Fund accrued a management fee to the Manager at the annual rate of 0.65 of 1% of its average annual net assets. The Manager pays the Sub-Adviser a fee at the annual rate of 0.45 of 1% on the first $100 million in average net assets, 0.40 of 1% on the next $150 million in average net assets and 0.35 of 1% on all assets above $250 million.



A discussion regarding the Trustees' basis for approving the annual renewal of the Advisory and Administration Agreement and the Sub-Advisory Agreement is available in the Fund's annual report to shareholders for the period ended December 31, 2007.


Information about the Manager and the Sub-Adviser


The Fund's Manager is a wholly-owned subsidiary of Aquila Management Corporation ("AMC"), founder of each fund in the Aquila Group of Funds, which consists of three money-market funds, seven tax-free municipal bond funds, a high-income corporate bond fund and an equity fund. As of March 31, 2008, these funds had aggregate assets of approximately $5.0 billion, of which approximately $2.2 billion consisted of assets of the tax-free municipal bond funds, $2.7 billion in the money market funds, $22 million in the equity fund and $33 million in this high-income corporate bond fund. AMC's address is the same as that of the Manager. AMC, which was founded in 1984, is currently controlled by Mr. Lacy B. Herrmann and his wife, Mrs. Elizabeth B. Herrmann, directly and through certain trusts. It is anticipated that these arrangements will change.



The Sub-Adviser, Three Peaks Capital Management, LLC ("Three Peaks"), is a 99% employee-owned, SEC-registered investment advisor located at 3750 Dacoro Lane, Suite 100, Castle Rock, CO 80109. Chief investment officer and portfolio manager Mr. Sandy Rufenacht, a 20-year veteran of the industry, manages all of the Three Peaks portfolios along with the support and resources of a team of experienced high-yield specialists. Mr. Rufenacht has primary responsibility in selection of securities for purchase or sale and portfolio management, thus enabling him to make immediate decisions and allowing for a high level of efficiency in the portfolio construction process.



Prior to forming Three Peaks, Mr. Rufenacht was Executive Vice President and Portfolio Manager of Janus Short-Term Bond Fund and Janus High-Yield Fund. He managed Janus Short-Term Bond Fund from January 1996 until July 2003 and served as a Portfolio Manager or a Co-Manager of Janus High-Yield Fund from June 1996 until July 2003. He served as Executive Vice President and a Co-Manager of Janus Flexible Income Fund from June 1996 to February 1998. Since July 2003 he has been the principal and Chief Executive Officer of the Sub-Adviser, which currently manages approximately $409 million of investments in private accounts in addition to the Fund. He holds a Bachelor of Arts degree in Business from the University of Northern Colorado.


Certain Prior Performance Information


Mr. Rufenacht formerly managed the Janus High-Yield Fund at another advisory firm until July 2003, in a manner substantially similar to that of the Sub-Adviser. The Janus High-Yield Fund had substantially similar investment objectives, strategies and policies to those of the Fund. Set forth below is standardized performance information for that fund, as compared to its relevant benchmark index, for the period during which it was managed by Mr. Rufenacht, who now manages the Fund. This information is provided merely to illustrate the past performance of the team in relation to a similar mutual fund, and does not represent the performance of the Fund. Various factors influence the investment returns of a mutual fund, including its fees and expenses. The respective classes of shares have different fees and expenses, and those in effect with respect to the Janus High-Yield Fund differed from those of the Fund. Investors should not consider the performance data set forth below as an indication of future performance of the Sub-Adviser or the Fund. This information has been obtained from publicly available sources and has not been independently verified by the Fund.


The table below shows you how the performance of the Janus High-Yield Fund varied from year to year. As with all mutual funds, past performance (before and after taxes) is not a prediction of future performance.

                           YEAR-BY-YEAR TOTAL RETURNS
                          OF THE JANUS HIGH-YIELD FUND

                                                                    Six Months
                                                                       Ended
                         Year Ended December 31,                     June 30,
         1996     1997     1998     1999     2000     2001    2002    2003
----------------------------------------------------------------------------
JHYF*    23.99%   15.47%   0.97%    5.54%    2.49%    4.59%    2.56%   9.03%***
LBHYI**  11.35%   12.76%   1.87%    2.39%   -5.86%    5.28%   -1.41%  18.49%***

*  Janus High-Yield Fund
** The Lehman Brothers High-Yield Index
***Not annualized



Since August 2003, Mr. Rufenacht has managed combined assets which total, as of March 31, 2008, approximately $442 million, using the same general investment strategies. Because these assets, except for those in the Fund, are not in a mutual fund, they have a different tax and cost structure; the results are not readily comparable to the results of the Janus High-Yield Fund.



On the date of this prospectus, a transaction has been proposed under which the share ownership of the Manager's corporate parent, AMC, will be adjusted so that no individual will hold with power to vote, directly or indirectly, more than 24.9% of its voting shares. The transaction will not result in any changes in the Fund's advisory fees and expenses, the services provided, the investment approach or style of the Manager or Sub-Adviser with respect to the Fund, or the personnel or operations of the Manager or Sub-Adviser. The transaction, if consummated, will result in a change of control of AMC which will cause the termination of the current Advisory and Administration Agreement by its terms. The Sub-Advisory Agreement will also terminate by its terms. In anticipation of the transaction the shareholders of the Fund will be asked to approve a new advisory and administration agreement and a new sub-advisory agreement with the same terms and conditions, which would go into effect upon the termination of the current agreements.



Consummation of these transactions is subject to a number of conditions and may not occur. For example, the consents or approvals of the shareholders of other funds in the Aquila Group of Funds might not be obtained. This could affect whether or not the transactions occur. It is possible, however, that the shareholders of AMC may proceed with the transaction even if new agreements are approved by less than all of the funds in the Aquila Group of Funds for which the Manager serves as investment adviser. AMC currently expects that the transactions would occur during the fourth quarter of 2008. If for some reason the transactions do not occur, the automatic termination of the current advisory agreement and sub-advisory agreement will not occur and the new agreements will not be entered into, even if they have been approved by the Fund's shareholders.



Performance of the current Advisory and Administration Agreement is currently guaranteed by AMC. If the transaction occurs, AMC will provide an identical guarantee of performance of the new Advisory and Administration Agreement.



The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the Fund. It also has additional information about the transaction referred to above.


                            Net Asset Value per Share

The net asset value of the shares of each of the Fund's classes of shares is determined as of 4:00 p.m., New York time, on each day that the New York Stock Exchange is open (a "business day"), by dividing the value of the Fund's net assets (which means the value of the assets less liabilities) allocable to each class by the total number of shares of such class outstanding at that time. In general, net asset value of the Fund's shares is based on portfolio market value, except that short-term investments maturing in 60 days or less are generally valued at amortized cost. Any securities or assets for which such market quotations are not readily available are valued at their fair value as determined in good faith under procedures subject to the general supervision and responsibility of the Fund's Board of Trustees. If market quotations are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the market on which the security is principally traded, the security may be valued on the basis of fair value as determined by the Valuation Committee under procedures adopted by the Fund's Board of Trustees. A security's valuation may differ depending on the method used for determining value. Any short-term money market instruments held are generally valued on the basis of amortized cost.

In determining whether market quotations are reliable and readily available, the Sub-Adviser monitors information it routinely receives for significant events it believes will affect market prices of portfolio instruments held by the Fund. Significant events may affect a particular company or may affect securities markets (for example, a natural disaster that causes a market to close). If the Sub-Adviser is aware of a significant event that has occurred after the close of the market where a portfolio instrument is primarily traded, but before the close of the New York Stock Exchange, that the Sub-Adviser believes has affected or is likely to affect the price of the instrument, the Valuation Committee will use its best judgment to determine a fair value for that portfolio instrument under procedures adopted by the Board of Trustees.

The price at which a purchase or redemption of shares is effected is based on the net asset value next calculated after your purchase or redemption order is received in proper form. The New York Stock Exchange annually announces the days on which it will not be open. The most recent announcement indicates that it will not be open on the following days: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the Exchange may close on days not included in that announcement.

                                    Purchases

"Are there alternative purchase plans?"

This Prospectus offers two separate classes of shares. All classes represent interests in the same portfolio of securities.

         Institutional Class Shares ("Class Y Shares") are offered only to institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity. Financial Intermediary Class Shares ("Class I Shares") are offered and sold only through financial intermediaries with which Aquila Distributors, Inc. (the "Distributor") has entered into sales agreements. The Fund does not sell the shares of either class directly to retail customers.

The Fund and the Distributor may reject any order for the purchase of shares.

"How much money do I need to invest?"


For Class Y Shares:

         $1,000, except that there is no minimum amount for purchase of shares through certain financial intermediaries as discussed below.

         Subsequent investments can be in any amount.

         To qualify for purchases of Class Y Shares with no minimum, (i) the shares must be purchased on behalf of a beneficial owner who has entered into a comprehensive fee or other advisory fee arrangement with the financial intermediary or an affiliate or associated person of the financial intermediary, and (ii) the financial intermediary must have entered into an agreement with the Distributor authorizing the sale of Fund shares.

For Class I Shares:

         Financial intermediaries can set their own requirements for initial and subsequent investments.


"How do I purchase shares?"

You may purchase Class Y Shares:

* through an investment broker or dealer, or a bank or other financial intermediary, that has a sales agreement with the Distributor, Aquila Distributors, Inc., in which case that institution will take action on your behalf, and you will not personally perform the steps indicated below; or

* directly through the Distributor, by mailing payment to the Fund's Agent, PFPC Inc.

         Except as provided in the Statement of Additional Information, under the caption "Purchase, Redemption, and Pricing of Shares," your investment must be drawn in United States dollars on a United States commercial bank, savings bank or credit union or a United States branch of a foreign commercial bank (each of which is a "Financial Institution").

         You may purchase Class I Shares only through a financial intermediary.

         The price you will pay is net asset value for both Class Y Shares and Class I Shares. (See "What price will I pay for the Fund's shares?")


Opening a Class Y Shares Account                               Adding to a Class Y Shares Account

* Make out a check for the investment amount payable to        * Make out a check for the investment amount payable to
Aquila Three Peaks High Income Fund.                             Aquila Three Peaks High Income Fund.

* Complete a New Account Application , which is available      * Fill out the pre-printed stub attached to the Fund's
with the Prospectus or upon request, indicating the features   confirmations or supply the name(s) of account owner(s),
you wish to authorize.                                         the account number, and the name of the Fund.

* Send your check and completed New Account Application to     * Send your check and account information to your dealer
your dealer or to the Fund's Agent, PFPC Inc.                  or to the Fund's Agent, PFPC Inc.


"Can I transfer funds electronically?"

You can have funds transferred electronically, in amounts of $50 or more, from your Financial Institution if it is a member of the Automated Clearing House. You may make investments through two electronic transfer features, "Automatic Investment" and "Telephone Investment."

* Automatic Investment: You can authorize a pre-determined amount to be regularly transferred from your account.

* Telephone Investment: You can make single investments of up to $50,000 by telephone instructions to the Agent.

Before you can transfer funds electronically, the Fund's Agent must have your completed New Account Application authorizing these features. Or, if you initially decide not to choose these conveniences and then later wish to do so, you must complete a Ready Access Features Form which is available from the Distributor or Agent, or if your account is set up so that your broker or dealer makes these sorts of changes, request your broker or dealer to make them. The Fund may modify or terminate these investment methods or charge a service fee, upon 30 days' written notice to shareholders.

                            Redeeming Your Investment

Redeeming Class Y Shares

You may redeem some or all of your shares by a request to the Agent. Shares will be redeemed at the next net asset value determined after your request has been received in proper form.

There is no minimum period for investment in the Fund, except for shares recently purchased by check or by Automatic or Telephone Investment as discussed below.

A redemption may result in a tax liability for you.

"How can I redeem my investment?"


By mail, send instructions to:     By telephone, call:        By FAX, send
                                                              instructions to:

PFPC Inc.                          800-437-1000 toll-free     508-599-1838
Attn: Aquila Group of Funds
101 Sabin Street
Pawtucket, RI 02860-1427

For liquidity and convenience, the Fund offers expedited redemption for Class Y Shares.

Expedited Redemption Methods

You may request expedited redemption in two ways:

1. By Telephone. The Agent will take instructions from anyone by telephone to redeem shares and make payments:

a) to a Financial Institution account you have previously specified; or

b) by check in the amount of $50,000 or less, mailed to the name and address on the account from which you are redeeming, provided that neither the name nor the address has changed during the prior 30 days. You may only redeem by check via telephone request once in any seven-day period.

                              Telephoning the Agent

Whenever you telephone the Agent, please be prepared to supply:

account name(s) and number

name of the caller

the social security or other tax identification number registered to the account personal identification.

Note: Check the accuracy of your confirmation statements immediately upon receipt. The Fund, the Agent, and the Distributor are not responsible for losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify a caller's identity. The Agent may record calls.

2. By FAX or Mail. You may request redemption payments to a predesignated Financial Institution account by a letter of instruction sent to the Agent, PFPC Inc., 101 Sabin Street, Pawtucket, RI 02860-1427 or by FAX at 508-599-1838. The letter, signed by the registered shareholder(s) (no signature guarantee is required), must indicate:

account name(s)

account number

amount to be redeemed

any payment directions.

To have redemption proceeds sent directly to a Financial Institution account, you must complete the Expedited Redemption section of the New Account Application or a Ready Access Features Form. You will be required to provide (1) details about your Financial Institution account, (2) signature guarantees and
(3) possible additional documentation.

The name(s) of the shareholder(s) on the Financial Institution account must be identical to the name(s) on the Fund's records of your account.

You may change your designated Financial Institution account at any time by completing and returning a revised Ready Access Features Form.

Regular Redemption Method

To redeem by the regular redemption method, send a letter of instruction to the Fund's Agent, which includes:

account name(s)

account number

dollar amount or number of shares to be redeemed or a statement that all shares held in the account are to be redeemed payment instructions (we normally mail redemption proceeds to your address as registered with the Fund)

signature(s) of the registered shareholder(s) and

signature guarantee(s), if required, as indicated below.

To be in "proper form," your letter must be signed by the registered shareholder(s) exactly as the account is registered. For a joint account, both shareholder signatures are necessary.

We may require additional documentation for certain types of shareholders, such as corporations, partnerships, trustees or executors, or if redemption is requested by someone other than the shareholder of record.

Signature Guarantees. If sufficient documentation is on file, we do not require a signature guarantee for redemptions of shares up to $50,000, payable to the record holder, and sent to the address of record. In all other cases, signatures must be guaranteed.

Your signature may be guaranteed by any:

member of a national securities exchange

U.S. bank or trust company

state-chartered savings bank

federally chartered savings and loan association

foreign bank having a U.S. correspondent bank; or

participant in the Securities Transfer Association Medallion Program ("STAMP"), the Stock Exchanges Medallion Program ("SEMP"), or the New York Stock Exchange, Inc. Medallion Signature Program ("MSP").

A notary public is not an acceptable signature guarantor.

Redemption of Class I Shares

You may redeem all or any part of your Class I Shares at the net asset value next determined after receipt in proper form of your redemption request by your financial intermediary. Redemption requests for Class I Shares must be made through a financial intermediary and cannot be made directly. Financial intermediaries may charge a fee for effecting redemptions. There is no minimum period for any investment in the Fund. A redemption may result in a transaction taxable to you.

"When will I receive the proceeds of my redemption?"

         Redemption proceeds for Class Y Shares are normally sent on the next business day following receipt of your redemption request in proper form. Except as described below, payments will normally be sent to your address of record within seven days.


Redemption                  Method of Payment                        Charges

Under $1,000.               Check.                                   None.

$1,000 or more.             Check, or wired or transferred through   None.
                            the Automated Clearing House to your
                            Financial Institution account, if you
                            so requested on your New Account
                            Application or Ready Access Features
                            Form.

Through a broker            Check or wire, to your broker/dealer.    None. However your broker/dealer may
/dealer.                                                             charge a fee.

Although the Fund does not currently intend to, it can charge up to $5.00 per wire redemption, after written notice to shareholders who have elected this redemption procedure. Upon 30 days' written notice to shareholders the Fund may modify or terminate the use of the Automated Clearing House to make redemption payments at any time or charge a service fee, although no such fee is presently contemplated. If any such changes are made, the Prospectus will be supplemented to reflect them.

Redemption payments for Class I Shares are made to financial intermediaries.

The Fund may delay payment for redemption of shares recently purchased by check (including certified, cashier's or official bank check), Automatic Investment or Telephone Investment for up to 15 days after purchase; however, payment for redemption will not be delayed after (i) the check or transfer of funds has been honored, or (ii) the Agent receives satisfactory assurance that your Financial Institution will honor the check or transfer of funds. You can eliminate possible delays by paying for purchased shares with wired funds or Federal Reserve drafts.

The Fund has the right to postpone payment or suspend redemption rights during certain periods. These periods may occur (i) when the New York Stock Exchange is closed for other than weekends and holidays, (ii) when the Securities and Exchange Commission (the "SEC") restricts trading on the New York Stock Exchange, (iii) when the SEC determines that an emergency exists which causes disposal of, or determination of the value of, the portfolio securities to be unreasonable or impracticable, and (iv) during such other periods as the SEC may permit.

The Fund can redeem your shares if their value totals less than $500 as a result of redemptions or failure to meet and maintain the minimum investment level under an Automatic Investment program. Before such a redemption is made, we will send you a notice giving you 60 days to make additional investments to bring your account up to the minimum.

Redemption proceeds may be paid in whole or in part by distribution of the Fund's portfolio securities ("redemption in kind") in conformity with SEC rules. This method will only be used if the Board of Trustees determines that payments partially or wholly in cash would be detrimental to the best interests of the remaining shareholders.

"Is there an Automatic Withdrawal Plan?"

An Automatic Withdrawal Plan, which is only available for Class Y Shares, allows you to receive a monthly or quarterly check in a stated amount, not less than $50.


                           Alternative Purchase Plans

         In this Prospectus the Fund provides you with two ways to invest in the Fund through two separate classes of shares. All classes represent interests in the same portfolio of securities.



                                         Class Y Shares              Class I Shares
                                         "Institutional Class"       "Financial Intermediary Class"


Initial Sales Charge                     None.                       None. Financial intermediaries may
                                                                     charge a fee for purchase of shares
                                                                     and may also charge a periodic fee
                                                                     based on assets under management.


Contingent Deferred Sales Charge         None.                       None.

Distribution and Service Fees            None.                       Distribution fee of up to 0.25 of 1%
                                                                     of average annual net assets allocable
                                                                     to Class I Shares, currently up to
                                                                     0.15 of 1% of such net assets, and a
                                                                     service fee of up to 0.25 of 1% of
                                                                     such assets.

"What price will I pay for the Fund's shares?"

     The offering price for Class Y Shares is the net asset value per share. You will receive that day's offering price on purchase orders, including Telephone Investments and investments by mail, received in proper form prior to 4:00 p.m. New York time. Otherwise, orders will be filled at the next determined offering price. Dealers are required to submit orders promptly, provided, however, that if your dealer imposes an earlier cutoff time than 4:00 p.m. for the receipt of orders, your dealer will submit orders received after its earlier cutoff time after 4:00 p.m. Those orders will receive the next determined offering price. Purchase orders received on a non-business day, including those for Automatic Investment, will be executed on the next succeeding business day.

     The offering price for Class I Shares is the net asset value per share. The offering price determined on any day applies to all purchases received by each financial intermediary prior to 4:00 p.m. New York time on any business day. Purchase orders received by financial intermediaries after that time will be filled at the next determined net asset value.

     The sale of shares will be suspended (1) during any period when net asset value determination is suspended or (2) when the Distributor judges it is in the Fund's best interest to do so.

Exchange Privilege

         Generally, you can exchange Class Y shares of this Fund into the tax-free municipal bond funds and the equity fund (together with the Fund, the "Bond or Equity Funds") and money-market funds (the "Money-Market Funds") in the Aquila Group of Funds (collectively, the "Aquila Funds") for shares of the same class of any other Bond or Equity Fund, or for Original Shares of any Money-Market Fund, without the payment of a sales charge or any other fee, except that you will incur a redemption fee of 1.00% of the exchanged shares' value if the exchange occurs within 90 days of the shares' purchase.

The exchange privilege is also available to Class I Shares to the extent that other Aquila Funds are made available to its customers by your financial intermediary. All exchanges of Class I Shares must be made through your financial intermediary.

Because excessive trading in Fund shares can be harmful to the Fund and its other shareholders, the right is reserved to revise or terminate the exchange privilege, to limit the number of exchanges or to reject any exchange if (i) the Fund or any of the other Aquila Funds believe that it or they would be harmed or be unable to invest effectively or (ii) it or they receive or anticipate receiving simultaneous orders that may significantly affect the Fund or any other Aquila Fund.

Frequent Trading

The Fund invests a significant amount of its assets in U.S.-traded, highly liquid securities for which prices are available on a daily basis at the time at which the Fund prices its portfolio and determines the net asset value per share. As a result, the Fund believes that there is less incentive for investors to engage in frequent and/or short-term trading (often referred to as market-timing) to benefit from "stale" pricing. Nonetheless, the Fund recognizes that the possible presence of foreign securities in the Fund's portfolio and other circumstances, such as fluctuations in prevailing interest rates, may invite active in-and-out trading by Fund shareholders, which may, if carried out on a large scale, impose burdens on the Fund's portfolio manager, interfere with the efficient management of the portfolio, increase the portfolio's transaction costs, administrative costs or tax liability or otherwise be detrimental to the interests of the Fund and its other shareholders. The Fund therefore discourages market timing, and to the extent possible monitors for market timing patterns in the Fund. The redemption fee, as described herein, is expected to discourage frequent in-and-out trading in Fund shares. As stated above, the Fund and the Distributor may reject any order for the purchase of shares. For example, the Board of Trustees of the Fund has determined that the Fund may reject purchase orders, on a temporary or permanent basis, from investors that the Fund is able to determine are exhibiting a pattern of frequent or short-term trading in Fund shares. The Fund may not be able to detect frequent trading by the underlying owners of shares held in omnibus accounts and therefore may not be able effectively to prevent frequent trading in those accounts. Accordingly, there is no guarantee that the Fund will be successful in identifying all investors who engage in excessive trading activity or in curtailing that activity. In addition to the foregoing, the Fund imposes a redemption fee of 1.00% of the shares' redemption value on any redemption (including redemption by exchange) of Class I or Class Y Shares if the redemption occurs within 90 days of purchase. The fee will be paid to the Fund and is designed to offset the costs to the Fund caused by short-term trading in Fund shares. The fee will not apply to shares sold under an Automatic Withdrawal Plan or sold due to the shareholder's death or disability. The Fund's policy on frequent trading extends to purchases through exchanges. (See "Exchange Privilege" above.)

"What about confirmations and share certificates?"

         A statement will be mailed to you confirming each purchase or redemption of Class Y Shares in the Fund. Additionally, your account at the Agent will be credited or debited in full and fractional shares (rounded to the nearest 1/1000th of a share). Financial intermediaries will confirm purchases of Class I Shares. The Fund will not issue certificates for Class Y Shares or Class I Shares.

"Is there a Distribution Plan or a Services Plan?"

         The Fund has adopted a Distribution Plan (the "Plan") under the Investment Company Act of 1940's Rule 12b-1 in order to:

         (i) permit the Fund to finance activities primarily intended to result in the sale of its shares;

         (ii) permit the Manager to make payment for distribution expenses out of its own funds; and

(iii) protect the Fund against any claim that some of the expenses which it pays or may pay might be considered to be sales-related and therefore come within the purview of the Rule.

         Pursuant to the Plan, the Fund makes payments with respect to Class I Shares under agreements to certain broker/dealers and other qualified recipients.

         For any fiscal year, these payments (currently up to 0.15 of 1%) may not exceed 0.25 of 1% of the average annual net assets represented by the Class I Shares of the Fund.

Such payments can be made only out of the Fund's assets allocable to the Class I Shares. Because these distribution fees are paid out of assets on an ongoing basis, over time these fees will increase the cost of your investment; they may cost you more than paying other types of sales charges.

         For any class, these payments are made only from the assets allocable to that class.

         No payments are made under the Plan out of assets represented by Class Y Shares.

Shareholder Services Plan for Class I Shares

         The Fund's Shareholder Services Plan authorizes it to pay a service fee under agreements to certain qualified recipients who have agreed to provide personal services to Class I shareholders and/or maintain their accounts. For any fiscal year, such fees may not exceed 0.25 of 1% of the average annual net assets represented by Class I Shares. Payment is made only out of the Fund's assets represented by Class I Shares. No payments are made with respect to assets represented by Class Y Shares.

Additional Information

                  The Distributor and/or its related companies may pay compensation (out of their own assets and not as an additional charge to the Fund) to certain broker/dealers and other financial intermediaries ("financial advisors") in connection with the sale or retention of Fund shares, or certain shareholder servicing and/or certain recordkeeping/sub-transfer agency services. For example, the Distributor and/or its related companies may pay compensation to financial advisors for administrative, sub-accounting or shareholder transaction processing services above and beyond such costs which would normally be paid by the Fund, assistance in training and education and/or other forms of marketing support, including costs related to providing the Fund with "shelf space." Payments made to financial advisors may be based on a fixed dollar amount and/or one or more of the following factors: gross sales, current assets, number of accounts attributable to or maintained by the financial advisor and/or reimbursement for marketing expenses of the financial advisor. Some of these amounts may be significant to the Distributor, although they may be small compared to amounts a financial advisor may receive from other distributors. Nonetheless, the prospect of receiving additional compensation may provide financial advisors with an incentive to favor sales of shares of the Fund over other investment options. To obtain more information on how additional compensation may have influenced your advisor's recommendation of the Fund ask your financial advisor. For more information, please see the Fund's SAI.

"Transfer on Death" ("TOD") Registration (Not available for Class I Shares)

         If you own Class Y Shares, the Fund generally permits "transfer on death" ("TOD") registration of shares, so that on the death of the shareholder the shares are transferred to a designated beneficiary or beneficiaries. Ask the Agent or your broker/dealer for the Transfer on Death Registration Request Form. With it you will receive a copy of the TOD Rules of the Aquila Group of Funds, which specify how the registration becomes effective and operates. By opening a TOD account, you agree to be bound by the TOD Rules. This service is not available for Class I Shares.


                           Dividends and Distributions

"How are dividends and distributions determined?"

The Fund pays dividends and other distributions with respect to each class of shares. The Fund calculates its dividends and other distributions with respect to each class at the same time and in the same manner. Net income for dividend purposes includes all interest income accrued by the Fund since the previous dividend declaration less expenses paid or accrued. Net income also includes any original issue discount, which occurs if the Fund purchases an obligation for less than its face amount. The discount from the face amount is treated as additional income earned over the life of the obligation. Because the Fund's income varies, so will the Fund's dividends. There is no fixed dividend rate. It is expected that most of the Fund's dividends will be comprised of interest income. The dividends and distributions of each class can vary due to certain class-specific charges. The Fund will declare all of its net income as dividends on every day, including weekends and holidays, on those shares outstanding for which payment was received by the close of business on the preceding business day.

Redeemed shares continue to earn dividends through and including the earlier of:

1. the day prior to the day when redemption proceeds are mailed, wired or transferred by the Automated Clearing House or the Agent or paid by the Agent to a selected dealer; or

2. the third business day after the day the net asset value of the redeemed shares was determined.

The Fund's present policy is to pay dividends so they will be received or credited by approximately the first day of each month.

"How are dividends and distributions paid?"

Dividends and distributions on Class Y Shares will automatically be reinvested in full and fractional shares of the Fund of the same class at net asset value as of the payment date for the dividend or distribution unless you elect otherwise.

If you own or purchase Class Y Shares, you may choose to have all or any part of your dividends or distributions paid in cash. You can elect to have the cash portion of your dividends or distributions deposited, without charge, by electronic fund transfers into your account at a financial institution, if it is a member of the Automated Clearing House.

You can make any of these elections on the New Account Application, by a Ready Access Features Form or by a letter to the Agent. Your election to receive some or all of your dividends and distributions in cash will be effective as of the next payment of dividends after it has been received in proper form by the Agent. It will continue in effect until the Agent receives written notification of a change.

All arrangements for the payment of dividends and distributions with respect to Class I Shares, including reinvestment of dividends, must be made through financial intermediaries.

Whether your dividends and distributions are received in cash or reinvested, you will receive a monthly statement indicating the current status of your Class Y investment account with the Fund. Financial intermediaries provide their own statements of Class I Shares accounts.

If you do not comply with laws requiring you to furnish taxpayer identification numbers and report dividends, the Fund may be required to impose backup withholding at a rate of 28% upon payment of redemptions to you and on capital gains distributions (if any) and any other distributions that do not qualify as "exempt-interest dividends."

The Fund reserves the right to change the dividend and distribution payment option on your account to "reinvest" if mail sent to the address on your account is returned by the post office as "undeliverable" and you have elected to have your account dividends and/or distributions paid in cash. In such event, the Fund would then purchase additional shares of the Fund with any dividend or distribution payments that are "undeliverable." In order to change the option back to "cash," you would need to send the Agent written instructions as described above.

                                 Tax Information


Distributions from the Fund's net income (including original issue discount) and net short-term capital gains are taxed as ordinary income. If the Fund has net long-term capital gains which are greater than its net short-term capital losses, it will distribute the excess and such distribution will be taxed to you as long-term capital gains, regardless of how long you have held your shares.


Net capital gains of the Fund, if any, realized through October 31st of each year and not previously paid out will be paid out after that date. The Fund may also pay supplemental distributions after the end of its fiscal year. Capital gains and any other taxable dividends declared in October, November or December and paid to you in January (whether received in cash or reinvested in shares) are taxable for Federal income tax purposes as if received in December. If net capital losses are realized in any year, they are charged against capital and not against net investment income, which is distributed regardless of gains or losses.

Short-term gains, when distributed, are taxed to shareholders as ordinary income. Capital losses of the Fund are not distributed, but are carried forward by the Fund to offset gains in later years and reduce future capital gains dividends and amounts taxed to shareholders.


Distributions from the Fund, whether ordinary income or capital gain in nature, will be taxable to you whether you take them in cash or have them automatically reinvested in shares of the Fund. Distributions from the Fund are also subject to applicable state income taxes. Consult your tax adviser.


You will receive information on the tax status of the Fund's dividends and distributions annually.

                       AQUILA THREE PEAKS HIGH INCOME FUND
                              FINANCIAL HIGHLIGHTS
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

The financial highlights table is intended to help you understand the Fund's financial performance for the year ended December 31, 2007 and the period ended December 31, 2006. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker LLP (independent registered public accounting firm), whose report, along with the Fund's financial statements, is included in the annual report, is incorporated by reference into the SAI and is available upon request.


                                                                Class I                        Class Y
                                                      ---------------------------      -----------------------
                                                        Year            Period           Year         Period
                                                        Ended            Ended           Ended         Ended
                                                      12/31/07        12/31/06(1)      12/31/07     12/31/06(2)
                                                      --------        -----------      --------     -----------
Net asset value, beginning of period ...........      $  10.10         $   9.96        $  10.10      $  10.00
                                                      --------         --------        --------      --------
Income (loss) from investment operations:
  Net investment income ........................          0.64++           0.29+           0.65++        0.32+
  Net gain (loss) on securities (both realized
    and unrealized) ............................         (0.24)            0.15           (0.24)         0.10
                                                      --------         --------        --------      --------
  Total from investment operations .............          0.40             0.44            0.41          0.42
                                                      --------         --------        --------      --------
Less distributions:
  Dividends from net investment income .........         (0.64)           (0.29)          (0.65)        (0.31)
  Distributions from capital gains .............         (0.02)           (0.01)          (0.02)        (0.01)
                                                      --------         --------        --------      --------
  Total distributions ..........................         (0.66)           (0.30)          (0.67)        (0.32)
                                                      --------         --------        --------      --------
Net asset value, end of period .................      $   9.84         $  10.10        $   9.84      $  10.10
                                                      ========         ========        ========      ========
Total return (not reflecting sales charge) .....          4.03%            4.50%*          4.16%         4.22%*

Ratios/supplemental data
  Net assets, end of period (in thousands) .....      $  3,583         $  2,735        $ 11,441      $  1,834
  Ratio of expenses to average net assets ......          1.10%            1.32%**         0.95%         1.07%**
  Ratio of net investment income to average
    net assets .................................          6.24%            5.34%**         6.40%         5.95%**
  Portfolio turnover rate ......................        157.39%          100.40%*        157.39%       100.40%*

The expense and net investment income ratios without the effect of the waiver of fees and the expense reimbursement were:

Ratio of expenses to average net assets ........          2.70%            7.81%**         2.26%         5.38%**
Ratio of net investment income (loss) to average
  net assets ...................................          4.63%           (1.15%)**        5.08%         1.65%**

The expense ratios after giving effect to waiver of fees, expense reimbursement and expense offset for uninvested cash balances were:

  Ratio of expenses to average net assets ......          0.93%            0.94%**         0.80%         0.80%**

----------
1     Commenced operations on 6/29/06.
2     Commenced operations on 6/08/06.
+     Per share amounts have been calculated using the monthly average shares method.
++    Per share amounts have been calculated using the daily average shares method.
*     Not annualized.
**    Annualized.

FOUNDERS
Lacy B. Herrmann, Chairman Emeritus
Aquila Management Corporation

MANAGER
Aquila Investment Management LLC
380 Madison Avenue, Suite 2300
New York, New York 10017


INVESTMENT SUB-ADVISER
Three Peaks Capital Management, LLC
3750 Dacoro Lane, Suite 100
Castle Rock, Colorado 80109



BOARD OF TRUSTEES
Diana P. Herrmann, Chair
John M. Burlingame
Theodore T. Mason
Glenn P. O'Flaherty
Russell K. Okata
John J. Partridge


OFFICERS
Diana P. Herrmann, President
Charles E. Childs, III, Executive Vice President
Jerry G. McGrew, Senior Vice President
Marie E. Aro, Senior Vice President
Robert W. Anderson, Chief Compliance Officer
Joseph P. DiMaggio, Chief Financial Officer and Treasurer
Edward M.W. Hines, Secretary

DISTRIBUTOR
Aquila Distributors, Inc.
380 Madison Avenue, Suite 2300
New York, New York 10017

TRANSFER AND SHAREHOLDER SERVICING AGENT
PFPC Inc.
101 Sabin Street
Pawtucket, Rhode Island 02860

CUSTODIAN
JPMorgan Chase Bank, N.A.
1111 Polaris Parkway
Columbus, Ohio 43240

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103


COUNSEL
Butzel Long, a professional corporation
380 Madison Avenue, 22nd Floor
New York, New York 10017


This Prospectus concisely states information about the Fund that you should know before investing. A Statement of Additional Information about the Fund (the "SAI") has been filed with the Securities and Exchange Commission. The SAI contains information about the Fund and its management not included in this Prospectus. The SAI is incorporated by reference in its entirety in this Prospectus and is therefore legally a part of this Prospectus. Only when you have read both this Prospectus and the SAI are all material facts about the Fund available to you.

You can get additional information about the Fund's investments in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. You can get the SAI and the Fund's annual and semi-annual reports without charge, upon request by calling 800-437-1020 (toll-free) or by visiting the Fund's website at www.aquilafunds.com.

In addition, you can review and copy information about the Fund (including the SAI) at the Public Reference Room of the SEC in Washington, D.C. Information on the operation of the Public Reference Room is available by calling 202-942-8090. Reports and other information about the Fund are also available on the EDGAR Database at the SEC's Internet site at http://www.sec.gov. Copies of this information can be obtained, for a duplicating fee, by e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

        The file number under which the Fund is registered with the SEC under the Investment Company Act of 1940 is 811-03578.




                       AQUILA THREE PEAKS HIGH INCOME FUND


                                   One Of The
                              Aquila Group Of Funds

                          A fund designed for investors
                           seeking high current income

                                   PROSPECTUS

                                    ---------

                   To make shareholder account inquiries, call
                   the Fund's Shareholder Servicing Agent at:
                             800-437-1000 toll-free
                               or you can write to
                                    PFPC Inc.
                                101 Sabin Street
                            Pawtucket, RI 02860-1427


                   Ticker Symbol          CUSIP #

Class I Shares        ATIPX               03841H406
Class Y Shares        ATPYX               03841H307

                       Aquila Three Peaks High Income Fund
                         380 Madison Avenue, Suite 2300
                               New York, NY 10017
                            800-437-1020 212-697-6666

                              Aquila Group of Funds


Statement of Additional Information                             April 30, 2008




         This Statement of Additional Information (the "SAI") is not a Prospectus. There are two Prospectuses for the Fund dated April 30, 2008; one Prospectus describes Front-Payment Class Shares ("Class A Shares") and Level-Payment Class Shares ("Class C Shares") of the Fund and the other describes Institutional Class Shares ("Class Y Shares") and Financial Intermediary Class Shares ("Class I Shares") of the Fund. References in this SAI to "the Prospectus" refer to either of these Prospectuses. The SAI should be read in conjunction with the Prospectus for the class of shares in which you are considering investing.


            Prospectuses may be obtained from the Fund's Distributor,
                           Aquila Distributors, Inc.

               380 Madison Avenue, Suite 2300, New York, NY 10017;
                     800-437-1020 toll-free or 212-697-6666


Financial Statements


         The financial statements for the Fund for the year ended December 31, 2007, which are contained in the Annual Report for that fiscal year, are hereby incorporated by reference into this SAI. Those financial statements have been audited by Tait, Weller & Baker LLP, independent registered public accounting firm, whose report thereon is incorporated herein by reference. The Annual Report of the Fund can be obtained without charge by calling the toll-free number listed above. The Annual Report will be delivered with the SAI.


TABLE OF CONTENTS

Fund History..................................................................
Investment Strategies and Risks...............................................
Fund Policies.................................................................
Management of the Fund........................................................
Ownership of Securities.......................................................
Investment Advisory and Other Services........................................
Brokerage Allocation and Other Practices......................................
Capital Stock.................................................................
Purchase, Redemption, and Pricing of Shares...................................
Additional Tax Information....................................................
Underwriters..................................................................
Appendix A....................................................................

                       Aquila Three Peaks High Income Fund

                       Statement of Additional Information

                                  Fund History

         The Fund is a Massachusetts business trust formed in 1982 and called at that time Prime Cash Fund. It is an open-end, diversified management investment company. It operated as a money-market fund until 1996, when it ceased operations. From then until June 1, 2006, it did not offer shares to the public. On March 17, 2006, its name was changed to Aquila Three Peaks High Income Fund. It commenced operations on June 1, 2006.

                         Investment Strategies and Risks

HIGH-YIELD/HIGH-RISK BONDS

         The Fund may invest without limit in bonds that are rated below investment grade (e.g., bonds rated BB+ or lower by Standard & Poor's Ratings Services or Ba or lower by Moody's Investors Service, Inc.). Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, the Fund would experience a reduction in its income, and could expect a decline in the market value of the bonds so affected.

         The Fund may also invest in unrated bonds of foreign and domestic issuers. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market.

CASH POSITION

         As discussed in the Prospectuses, the Fund's cash position may temporarily increase under various circumstances. Securities that the Fund may invest in as a means of receiving a return on idle cash include domestic or foreign denominated commercial paper, certificates of deposit, repurchase agreements or other short-term debt obligations. The Fund may also invest in money market funds. (See "Investment Company Securities".)

ILLIQUID INVESTMENTS

         The Fund may invest up to 15% of its net assets in illiquid investments (i.e., securities that are not readily marketable). The Trustees have authorized the Sub-Adviser to make liquidity determinations with respect to certain securities, including Rule 144A Securities and commercial paper purchased by the Fund. Under the guidelines established by the Trustees, the Sub-Adviser will consider some or all of the following factors: 1) the frequency of trades and quoted prices for the obligation; 2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; 3) the willingness of dealers to undertake to make a market in the security; and 4) the nature of the security and the nature of marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. In the case of commercial paper, the Sub-Adviser will also consider whether the paper is traded flat or in default as to principal and interest and any ratings of the paper by a nationally recognized statistical rating organization ("NRSRO"). A foreign security that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market is not deemed to be a restricted security subject to these procedures.

         If illiquid securities exceed 15% of the Fund's net assets after the time of purchase the Fund will take steps to reduce in an orderly fashion its holdings of illiquid securities. Because illiquid securities may not be readily marketable, the portfolio manager may not be able to dispose of them in a timely manner. As a result, the Fund may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the net asset value of the Fund to decline.

FOREIGN SECURITIES

         Within the parameters of its specific investment policies, the Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities, because the Fund's performance may depend on issues other than the performance of a particular company. These issues include:

         Currency Risk. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security has increased in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

         Political And Economic Risk. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the Fund's assets from that country.

         Regulatory Risk. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

         Market Risk. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

         Transaction Costs. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

ZERO COUPON, STEP COUPON AND PAY-IN-KIND SECURITIES

         The Fund may invest without limit in zero coupon, pay-in-kind and step coupon securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. For the purposes of any Fund's restriction on investing in income-producing securities, income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).

         Current federal income tax law requires holders of zero coupon and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under the Code, the Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because the Fund will not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years that the Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. The Fund might obtain such cash from selling other portfolio holdings which might cause the Fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Fund expenses could be allocated and to reduce the rate of return for the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell the securities at the time.

         Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

INVESTMENT COMPANY SECURITIES

         From time to time, the Fund may invest in securities of other investment companies, subject to the provisions of Section 12(d)(1) of the 1940 Act.

         Investment companies may include index-based investments such as exchange traded funds ("EFTs"), which hold substantially all of their assets in securities representing a specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. As a shareholder of another investment company, the Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operation. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs.) Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

OTHER INCOME-PRODUCING SECURITIES

         Other types of income producing securities that the Fund may purchase include, but are not limited to, the following types of securities:

         Variable And Floating Rate Obligations. These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

         In order to use these investments most effectively, the Sub-Adviser must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the Sub-Adviser incorrectly forecasts such movements, the Fund could be adversely affected by the use of variable or floating rate obligations.

         Tender Option Bonds. Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

         Strip Bonds. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

         The Fund will purchase tender option bonds and instruments with demand features primarily for the purpose of increasing the liquidity of their portfolios.

DEFAULTED SECURITIES

         The Fund will invest in defaulted securities only when the Sub-Adviser believes, based upon its analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. Notwithstanding the Sub-Adviser's belief about the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:

         Financial and Market Risks. Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial or, at times, even total losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.

         Disposition of Portfolio Securities. Although the Fund generally will purchase securities for which the portfolio manager expects an active market to be maintained, defaulted securities may be less actively traded than other securities and it may be difficult to dispose of substantial holdings of such securities at prevailing market prices. The Fund will limit holdings of any such securities to amounts that the Sub-Adviser believes could be readily sold, and holdings of such securities would, in any event, be limited so as not to limit the Fund's ability to readily dispose of securities to meet redemptions.

         Other. Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the Fund.

         The Fund may from time to time sell short 5- or 10-year U.S. Treasury Obligations for the purpose of shortening the overall duration of its portfolio.

                                  Fund Policies

Investment Restrictions

         The Fund has a number of policies concerning what it can and cannot do. Those that are called fundamental policies cannot be changed unless the holders of a "majority" (as defined in the 1940 Act) of the Fund's outstanding shares vote to change them. Under the 1940 Act, the vote of the holders of a "majority" of the Fund's outstanding shares means the vote of the holders of the lesser of
(a) 67% or more of the dollar value of the Fund's shares present at a meeting or represented by proxy if the holders of more than 50% of the dollar value of its shares are so present or represented; or (b) more than 50% of the dollar value of the Fund's outstanding shares. Those fundamental policies not set forth in the Prospectus are set forth below:

1. The Fund cannot purchase or hold the securities of any issuer if, to its knowledge, Trustees, Directors or officers of the Fund, its Adviser or Sub-Adviser who individually own beneficially more than 0.5% of the securities of that issuer, together own in the aggregate more than 5% of such securities.

         The Fund cannot invest directly in real estate or interests in real estate; however, the Fund may own debt or equity securities issued by companies engaged in those businesses.

         The Fund cannot purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Fund from purchasing or selling foreign currencies, options, swaps, forward contracts or other derivative instruments or from investing in securities or other instruments backed by physical commodities).

2. The Fund has industry investment requirements.

         The Fund cannot invest 25% or more of the value of its total assets in any particular industry (other than U.S. government securities).

3. The Fund cannot make loans.

         The Fund cannot lend any security or make any other loan if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities or loans, including assignments and participation interests).

4. The Fund is not an underwriter.

         The Fund cannot engage in the underwriting of securities, that is, the selling of securities for others. Also, it cannot invest in restricted securities. Restricted securities are securities which cannot freely be sold for legal reasons.

5. The Fund can borrow only in limited amounts for special purposes.

         The Fund may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of a Fund's total assets (including the amount borrowed). This policy shall not prohibit short sales transactions, or options, swaps or forward transactions.

6. The Fund may not issue "senior securities" except in connection with borrowing.

         The Trustees have adopted additional investment restrictions for the Fund. These restrictions are operating policies of the Fund and may be changed by the Trustees without shareholder approval. The additional investment restrictions adopted by the Trustees to date include the following:

         (a) The Fund may sell securities short if it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefore ("short sales against the box").

         (b) The Fund does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

         (c) The Fund may not mortgage or pledge any securities owned or held by the Fund in amounts that exceed, in the aggregate, 15% of the Fund's net asset value, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, guarantee positions in options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

         (d) The Fund does not currently intend to purchase any security or enter into a repurchase agreement if, as a result, more than 15% of their respective net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Fund's Sub-Adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"), or any successor to such rule, Section 4(2) commercial paper and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

         (e) The Fund may not invest in companies for the purpose of exercising control of management.

         For the purposes of the Fund's policies on investing in particular industries, the Fund will rely primarily on industry or industry group classifications published by Bloomberg L.P. To the extent that Bloomberg L.P. industry classifications are so broad that the primary economic characteristics in a single industry are materially different, the Fund may further classify issuers in accordance with industry classifications as published by the SEC.

Portfolio Turnover

         A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities for a year and dividing it by the monthly average value of such securities during the year, excluding certain short-term securities. Since the turnover rate of the Fund will be affected by a number of factors, the Fund is unable to predict what rate the Fund will have in any particular period or periods, although such rate is not expected to exceed 300%.

                             Management of the Fund

The Board of Trustees


         The business and affairs of the Fund are managed under the direction and control of its Board of Trustees. The Board of Trustees has authority over every aspect of the Fund's operations, including approval of the advisory and any sub-advisory agreements and their annual renewal, contracts with all other service providers and payments under the Fund's Distribution Plan and Shareholder Services Plan.



         The Fund has an Audit Committee, consisting of all of the Trustees who are "independent" and are not "interested persons" of the Fund. The Committee determines what independent registered public accounting firm will be selected by the Board of Trustees, reviews the methods, scope and result of audits and the fees charged, and reviews the adequacy of the Fund's internal accounting procedures and controls. The Audit Committee had two meetings during the last fiscal year.


         The Fund has a Nominating Committee, consisting of all of the non-interested Trustees. The Nominating Committee held one meeting during the last fiscal year. The committee will consider nominees recommended by the shareholders who may send recommendations to the committee in care of the Manager at 380 Madison Avenue, New York, NY 10017.

Trustees and Officers

         The following material includes information about each Trustee and officer and the Chairman Emeritus of the Fund. All shares of the Fund listed as owned by the Trustees are Class A Shares unless indicated otherwise.


                                                                          Number of
                        Positions Held                                    Portfolios   Other Directorships
                        with Fund and                                     in Fund      Held by Trustee
                        Length of                                         Complex(3)    (The position held is a
Name, Address(1) and    Service(2)     Principal Occupation(s)            Overseen      directorship unless indicated
Date of Birth                          During Past 5 Years                by Trustee    otherwise.)
-------------                          -------------------                ----------    -----------

Interested
Trustee(4)

Diana P. Herrmann       Chair of the   Vice Chair and Chief Executive     12           ICI Mutual Insurance Company
New York, NY            Board of       Officer of Aquila Management
(02/25/58)              Trustees and   Corporation, Founder of the
                        President      Aquila Group of Funds ((5)) and
                        since 2006     parent of Aquila Investment
                                       Management LLC, Manager, since
                                       2004, President and Chief
                                       Operating Officer since 1997, a
                                       Director since 1984, Secretary
                                       since 1986 and previously its
                                       Executive Vice President, Senior
                                       Vice President or Vice
                                       President, 1986-1997; Chief
                                       Executive Officer and Vice Chair
                                       since 2004 and President, Chief
                                       Operating Officer and Manager of
                                       the Manager since 2003; Chair,
                                       Vice Chair, President, Executive
                                       Vice President or Senior Vice
                                       President of funds in the Aquila
                                       Group of Funds since 1986;
                                       Director of the Distributor
                                       since 1997; trustee, Reserve
                                       Money-Market Funds, 1999-2000
                                       and Reserve Private Equity
                                       Series, 1998-2000; Governor,
                                       Investment Company Institute (a
                                       trade organization for the U.S.
                                       fund industry dedicated to
                                       protecting shareholder interests
                                       and educating the public about
                                       investing) and head of its Small
                                       Funds Committee since 2004;
                                       active in charitable and
                                       volunteer organizations.
Non-interested
Trustees

John M. Burlingame      Trustee        Executive Vice President, Hyatt    1            American Resort Development
Wilmette, IL            since 2006     Vacation Ownership (including                   Association
(04/23/55)                             resort management, homeowner's
                                       association management, sales
                                       and marketing, development and
                                       consumer financing) since 1994,
                                       being involved in all phases of
                                       hotel development.

Theodore T. Mason       Lead           Executive Director, East Wind      8            Trustee, Premier VIT.
New York, NY            Independent    Power Partners LTD since 1994
(11/24/35)              Trustee        and Louisiana Power Partners,
                        since 2006     1999-2003; Treasurer, Fort
                                       Schuyler Maritime Alumni
                                       Association, Inc., successor to
                                       Alumni Association of SUNY
                                       Maritime College, since 2004
                                       (President, 2002-2003, First
                                       Vice President, 2000-2001,
                                       Second Vice President,
                                       1998-2000) and director of the
                                       same organization since 1997;
                                       Director, STCM Management
                                       Company, Inc., 1973-2004; twice
                                       national officer of Naval
                                       Reserve Association, Commanding
                                       Officer of four naval reserve
                                       units and Captain, USNR (Ret);
                                       director, The Navy League of the
                                       United States New York Council
                                       since 2002; trustee, The
                                       Maritime Industry Museum at Fort
                                       Schuyler, 2000-2004; and Fort
                                       Schuyler Maritime Foundation,
                                       Inc., successor to the Maritime
                                       College at Fort Schuyler
                                       Foundation, Inc., since 2000.

Glenn P. O'Flaherty     Trustee        Chief Financial Officer and        2                         None
Denver, CO              since 2006     Chief Operating Officer of
(08/03/58)                             Lizard Investors, LLC since
                                       2008; Co-Founder, Chief
                                       Financial Officer and Chief
                                       Compliance Officer of Three
                                       Peaks Capital Management, LLP,
                                       2003-2005; Vice President -
                                       Investment Accounting, Global
                                       Trading and Trade Operations,
                                       Janus Capital Corporation, and
                                       Chief Financial Officer and
                                       Treasurer, Janus Funds,
                                       1991-2002.

Russell K. Okata        Trustee        Executive Director, Hawaii         5            Trustee, Pacific Capital
Honolulu, HI            since 2007     Government Employees Association                Funds(R), which includes 12 bond
(03/22/44)                             AFSCME Local 152, AFL-CIO                       and stock funds; Chairman,
                                       1981-2007; International Vice                   Royal State Group (insurance).
                                       President, American Federation
                                       of State, County and Municipal
                                       Employees, AFL-CIO 1981-2007;
                                       director of various civic and
                                       charitable organizations.

John J. Partridge       Trustee        Founding Partner, Partridge Snow   3                         None
Providence, RI          since 2006     & Hahn LLP, a law firm,
(05/05/40)                             Providence, Rhode Island, since
                                       1988, Senior Counsel, since
                                       January 1, 2007; Assistant
                                       Secretary - Advisor to the
                                       Board, Narragansett Insured
                                       Tax-Free Income Fund, since
                                       2005, Trustee 2002-2005;
                                       director or trustee of various
                                       educational, civic and
                                       charitable organizations,
                                       including Ocean State Charities
                                       Trust, Memorial Hospital of
                                       Rhode Island, and The Pawtucket
                                       Foundation.
Other Individuals

Chairman Emeritus(6)

Lacy B. Herrmann        Founder and    Founder and Chairman of the            N/A                    N/A
New York, NY            Chairman       Board, Aquila Management
(05/12/29)              Emeritus since Corporation, the sponsoring
                        2006           organization and parent of the
                                       Manager or Administrator and/or
                                       Adviser or Sub-Adviser to each
                                       fund of the Aquila Group of
                                       Funds; Chairman of the Manager
                                       or Administrator and/or Adviser
                                       or Sub-Adviser to each since
                                       2004; Founder and Chairman
                                       Emeritus of each fund in the
                                       Aquila Group of Funds;
                                       previously Chairman and a
                                       Trustee of each fund in the
                                       Aquila Group of Funds since its
                                       establishment until 2004 or
                                       2005; Director of the
                                       Distributor since 1981 and
                                       formerly Vice President or
                                       Secretary, 1981-1998; Trustee
                                       Emeritus, Brown University and
                                       the Hopkins School; active in
                                       university, school and
                                       charitable organizations.

Officers

Charles E.              Executive      Executive Vice President of all        N/A                    N/A
Childs, III             Vice           funds in the Aquila Group of
New York, NY            President      Funds and the Manager and the
(04/01/57)              since 2006     Manager's parent since 2003;
                                       formerly Senior Vice President,
                                       corporate development, Vice
                                       President, Assistant Vice
                                       President and Associate of the
                                       Manager's parent since 1987;
                                       Senior Vice President, Vice
                                       President or Assistant Vice
                                       President of the Aquila
                                       Money-Market Funds, 1988-2003.


Marie E. Aro            Senior Vice    Senior Vice President, Aquila          N/A                     N/A
Denver, CO              President      Rocky Mountain Equity Fund, and
(02/10/55)              since 2006     Vice President, Tax-Free Trust
                                       of Arizona, since 2004; Senior
                                       Vice President, Aquila Three
                                       Peaks High Income Fund, since
                                       2006; Vice President, INVESCO
                                       Funds Group, 1998-2003; Vice
                                       President, Aquila Distributors,
                                       Inc., 1993-1997.

Jerry G. McGrew         Senior Vice    President of the Distributor           N/A                    N/A
New York, NY            President      since 1998, Registered Principal
(06/18/44)              since 2006     since 1993, Senior Vice
                                       President, 1997-1998 and Vice
                                       President, 1993-1997; Senior
                                       Vice President, Aquila Three
                                       Peaks High Income Fund, Aquila
                                       Rocky Mountain Equity Fund and
                                       five Aquila Municipal Bond
                                       Funds; Vice President, Churchill
                                       Cash Reserves Trust, 1995-2001.

Robert W. Anderson      Chief          Chief Compliance Officer of the        N/A                    N/A
New York, NY            Compliance     Fund and each of the other funds
(08/23/40)              Officer and    in the Aquila Group of Funds,
                        Assistant      the Manager and the Distributor
                        Secretary      since 2004, Compliance Officer
                        since 2006     of the Manager or its
                                       predecessor and current parent
                                       1998-2004; Assistant Secretary
                                       of the Aquila Group of Funds
                                       since 2000.

Joseph P. DiMaggio      Chief          Chief Financial Officer of the         N/A                    N/A
New York, NY            Financial      Aquila Group of Funds since 2003
(11/06/56)              Officer and    and Treasurer since 2000.
                        Treasurer
                        since 2006

Edward M. W. Hines      Secretary      Shareholder of Butzel Long, a          N/A                    N/A
New York, NY            since 2006     professional corporation,
(12/16/39)                             counsel to the Fund, since 2007;
                                       Partner of Hollyer Brady Barrett
                                       & Hines LLP, its predecessor as
                                       counsel, 1989-2007; Secretary of
                                       the Aquila Group of Funds.

John M. Herndon         Assistant      Assistant Secretary of the             N/A                    N/A
New York, NY            Secretary      Aquila Group of Funds since 1995
(12/17/39)              since 2006     and Vice President of the three
                                       Aquila Money-Market Funds since
                                       1990; Vice President of the
                                       Manager or its predecessor and
                                       current parent since 1990.

Lori A. Vindigni        Assistant      Assistant Treasurer of the             N/A                    N/A
New York, NY            Treasurer      Aquila Group of Funds since
(11/02/66)              since 2006     2000; Assistant Vice President
                                       of the Manager or its
                                       predecessor and current parent
                                       since 1998; Fund Accountant for
                                       the Aquila Group of Funds,
                                       1995-1998.


(1) The mailing address of each Trustee and officer is c/o Aquila Three Peaks
High Income Fund, 380 Madison Avenue, New York, NY 10017.

(2) Because the Fund does not hold annual meetings, each Trustee holds office for an indeterminate term. The term of office of each officer is one year.

(3) Includes certain Aquila-sponsored funds that are dormant and have no public shareholders.

(4) Ms. Herrmann is an interested person of the Fund as an officer of the Fund, as a director, officer and shareholder of the Manager's corporate parent, as an officer and Manager of the Manager, and as a shareholder and director of the Distributor. Ms. Herrmann is the daughter of Lacy B. Herrmann, the Founder and
Chairman Emeritus of the Fund.

(5) In this material Pacific Capital Cash Assets Trust, Pacific Capital U.S.
Government Securities Cash Assets Trust and Pacific Capital Tax-Free Cash Assets
Trust, each of which is a money-market fund, are called the "Aquila Money-Market
Funds"; Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of
Oregon, Tax-Free Fund of Colorado, Churchill Tax-Free Fund of Kentucky,
Narragansett Insured Tax-Free Income Fund and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund, are called the "Aquila Municipal Bond
Funds"; Aquila Rocky Mountain Equity Fund is an equity fund; Aquila Three Peaks
High Income Fund is a high income corporate bond fund; considered together, these 12 funds, which do not include the dormant funds described in footnote 3, are called the "Aquila Group of Funds."

(6) The Chairman Emeritus may attend Board meetings but has no voting power.



                       Securities Holdings of the Trustees
                                (as of 12/31/07)

                                     Dollar Range of
                                    Ownership in Aquila               Aggregate Dollar Range of Ownership in
         Name of Trustee      Three Peaks High Income Fund(1)         the Aquila Group of Funds (1)
         ---------------      -------------------------------         -----------------------------

Interested Trustee

Diana P. Herrmann                            E                                         E

Non-interested Trustees

John M. Burlingame                           E                                         E

Theodore T. Mason                            C                                         D

Glenn P. O'Flaherty                          C                                         C

Russell K. Okata                             C                                         D

John J. Partridge                            D                                         D

(1)      A. None
         B. $1-$10,000
         C. $10,001-$50,000
         D. $50,001-$100,000
         E. over $100,000

         None of the non-interested Trustees or their immediate family members holds of record or beneficially any securities of the Manager or the Distributor.


         The Fund does not currently pay fees to any of the Fund's officers or to Trustees affiliated with the Manager or the Sub-Adviser, Three Peaks Capital Management, LLC. For its fiscal year ended December 31, 2007, the Fund paid a total of $94,674 in compensation and reimbursement of expenses to the Trustees. No other compensation or remuneration of any type, direct or contingent, was paid by the Fund to its Trustees.



         The Fund is one of the twelve funds in the Aquila Group of Funds, which consists of three money-market funds, seven tax-free municipal bond funds, a high-income corporate bond fund and an equity fund. The following table lists the compensation of all non-interested Trustees who received compensation from the Fund and the compensation they received during the Fund's fiscal year from other funds in the Aquila Group of Funds. None of such Trustees has any pension or retirement benefits from the Fund or any of the other funds in the Aquila Group of Funds.



                                             Compensation
                                             from all             Number of
                                             funds in the         boards on
                           Compensation      Aquila               which the
                           From the          Group of             Trustee now
Name                       Fund              Funds                serves

John M. Burlingame         $16,000           $ 16,000               1

Theodore T. Mason          $23,167           $132,800               8

Glenn P. O'Flaherty        $19,500           $ 35,486               2

Russell K. Okata           $ 6,833           $ 72,383               5

John J. Partridge          $16,000           $ 29,500               3

         Class A Shares may be purchased without a sales charge by the Fund's Trustees and officers. (See "Reduced Sales Charges for Certain Purchases of Class A Shares," below.)


                             Ownership of Securities

         On April 2, 2008, the following persons held 5% or more of any class of the Fund's outstanding shares. On the basis of information received from the institutional holders, the Fund's management believes that all of the shares indicated are held by them for the benefit of clients.


Name and address
of the holder of record                              Number of shares             Percent of class

Institutional 5% shareholders

Merrill Lynch Pierce Fenner
& Smith Inc.                                      53,219 Class C Shares              12.21%
FBO its Customers
4800 Deer Lake Drive East
Jacksonville, FL

Charles Schwab & Co. Inc.                        208,729 Class Y Shares              17.08%
Special Custody Account
FBO Customers
101 Montgomery Street
San Francisco, CA

PFPC Inc. as Agent for PCFC Trust FBO            403,231 Class I Shares              99.93%
Morningstar Wrap Program Customers
760 Moore Road
King of Prussia, PA


Additional 5% shareholders

Sandy R. Rufenacht, Jr.                          173,493 Class Y Shares              14.19%
Subj. to Fund TOD Rules
238 Lead King Drive
Castle Rock, CO

PFPC Trust Co. Cust. FBO.                         79,791 Class Y Shares               6.53%
Steve Goodbarn IRA
93 Falcon Hills Drive
Highlands Ranch, CO


         The Fund's management is not aware of any other person beneficially owning more than 5% of any class of its outstanding shares as of such date.

Management Ownership


         The officers and Trustees of the Fund as a group owned approximately 2.7% of the Fund's outstanding shares as of March 31, 2008.



                     Investment Advisory and Other Services


Additional Information about the Manager, the Sub-Adviser and the Distributor


Management Fees


         During the fiscal years ended December 31, 2007 and 2006 the Fund accrued fees to the Manager as follows:

Year             Fee              Waivers and Reimbursements

2007             $135,328          All waived. In addition, the Manager agreed to reimburse the
                                  Fund for expenses in the amount of $186,084, of which $174,285 was paid during the fiscal year and $11,799 in January 2008.

2006             $ 24,229         All waived. In addition, the Manager agreed to reimburse the
                                  Fund for expenses in the amount of $274,679, of which $245,651 was paid during the fiscal year and $29,028 in January 2007.

         The management fee is treated as a Fund expense and, as such, is allocated to each class of shares based on the relative net assets of that class.


         Aquila Distributors, Inc. 380 Madison Avenue, Suite 2300, New York, NY 10017 is the Fund's Distributor. The Distributor currently handles the distribution of the shares of twelve funds (three money-market funds, seven tax-free municipal bond funds, a high-income corporate bond fund and an equity fund), including the Fund. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities.



         The shares of the Distributor are owned 24% by Diana P. Herrmann, 74% by Mr. Herrmann and other members of his immediate family, and the balance by Aquila Management Corporation.


The Advisory and Administration Agreement

         The Advisory and Administration Agreement provides that, subject to the direction and control of the Board of Trustees of the Fund, the Manager shall:

         (i) supervise continuously the investment program of the Fund and the composition of its portfolio;

         (ii) determine what securities shall be purchased or sold by the Fund; and

         (iii) arrange for the purchase and the sale of securities held in the portfolio of the Fund.

         The Advisory and Administration Agreement provides that, subject to the termination provisions described below, the Manager may at its own expense delegate to a qualified organization ("Sub-Adviser"), affiliated or not affiliated with the Manager, any or all of the above duties. Any such delegation of the duties set forth in (i), (ii) or (iii) above shall be by a written agreement (the "Sub-Advisory Agreement") approved as provided in Section 15 of the 1940 Act. The Manager has delegated all of such functions to the Sub-Adviser in the Sub-Advisory Agreement.

         The Advisory and Administration Agreement also provides that subject to the direction and control of the Board of Trustees of the Fund, the Manager shall provide all administrative services to the Fund other than those relating to its investment portfolio which have been delegated to a Sub-Adviser of the Fund under the Sub-Advisory Agreement; as part of such administrative duties, the Manager shall:

         (i) provide office space, personnel, facilities and equipment for the performance of the following functions and for the maintenance of the headquarters of the Fund;

         (ii) oversee all relationships between the Fund and any sub-adviser, transfer agent, custodian, legal counsel, auditors, fund accounting agent, and principal underwriter, including the negotiation of agreements in relation thereto, the supervision and coordination of the performance of such agreements, and the overseeing of all administrative matters which are necessary or desirable for the effective operation of the Fund and for the sale, servicing or redemption of the Fund's shares;

         (iii) maintain the Fund's books and records, and prepare (or assist counsel and auditors in the preparation of) all required proxy statements, reports to the Fund's shareholders and Trustees, reports to and other filings with the Securities and Exchange Commission and any other governmental agencies, and tax returns, and oversee the insurance relationships of the Fund;

         (iv) prepare, on behalf of the Fund and at the Fund's expense, such applications and reports as may be necessary to register or maintain the registration of the Fund and/or its shares under the securities or "Blue-Sky" laws of all such jurisdictions as may be required from time to time; and

         (v) respond to any inquiries or other communications of shareholders of the Fund and broker/dealers, or if any such inquiry or communication is more properly to be responded to by the Fund's shareholder servicing and transfer agent or distributor, oversee such shareholder servicing and transfer agent's or distributor's response thereto.

         The Advisory and Administration Agreement contains provisions relating to compliance of the investment program, responsibility of the Manager for any investment program managed by it, allocation of brokerage, and responsibility for errors that are substantially the same as the corresponding provisions in the Sub-Advisory Agreement.

         The Advisory and Administration Agreement provides that the Manager shall, at its own expense, pay all compensation of Trustees, officers, and employees of the Fund who are affiliated persons of the Manager.

          The Fund bears the costs of preparing and setting in type its prospectuses, statements of additional information and reports to its shareholders, and the costs of printing or otherwise producing and distributing those copies of such prospectuses, statements of additional information and reports as are sent to its shareholders. All costs and expenses not expressly assumed by the Manager under the agreement or otherwise by the Manager, administrator or principal underwriter or by any Sub-Adviser shall be paid by the Fund, including, but not limited to (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) expenses of keeping the Fund's accounting records including the computation of net asset value per share and the dividends; (v) expenses of pricing the Fund's portfolio securities; (vi) compensation of its Trustees other than those affiliated with the Manager or such adviser, administrator or principal underwriter and expenses of all its Trustees; (vii) legal and audit expenses; (viii) custodian and transfer agent, or shareholder servicing agent, fees and expenses; (ix) expenses incident to the issuance of its shares (including issuance on the payment of, or reinvestment of, dividends); (x) fees and expenses incident to the registration under Federal or State securities laws of the Fund or its shares; (xi) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Fund; (xii) all other expenses incidental to holding meetings of the Fund's shareholders; and (xiii) such non-recurring expenses as may arise, including litigation affecting the Fund and the legal obligations for which the Fund may have to indemnify its officers and Trustees.

         The Advisory and Administration Agreement provides that it may be terminated by the Manager at any time without penalty upon giving the Fund sixty days' written notice (which notice may be waived by the Fund) and may be terminated by the Fund at any time without penalty upon giving the Manager sixty days' written notice (which notice may be waived by the Manager), provided that such termination by the Fund shall be directed or approved by a vote of a majority of its Trustees in office at the time or by a vote of the holders of a majority (as defined in the 1940 Act) of the voting securities of the Fund outstanding and entitled to vote. The specific portions of the Advisory and Administration Agreement which relate to providing investment advisory services will automatically terminate in the event of the assignment (as defined in the 1940 Act) of the Advisory and Administration Agreement, but all other provisions relating to providing services other than investment advisory services will not terminate, provided however, that upon such an assignment the annual fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day shall be reduced to the annual rate of .25 of 1% of such net asset value on net assets of the Fund up to $100,000,000; 0.30% above $100,000,000 to $250,000,000 and 0.35 of 1% of the Fund's net assets above $250,000,000 of such net asset value.

The Sub-Advisory Agreement

         The services of the Sub-Adviser are rendered under the Sub-Advisory Agreement between the Manager and the Sub-Adviser, which provides, subject to the control of the Board of Trustees, for investment supervision. The Sub-Advisory Agreement states that the Sub-Adviser shall, at its expense, provide to the Fund all office space and facilities, equipment and clerical personnel necessary for the carrying out of the Sub-Adviser's duties under the Sub-Advisory Agreement.

         The Sub-Advisory Agreement provides that any investment program furnished by the Sub-Adviser shall at all times conform to, and be in accordance with, any requirements imposed by: (1) the 1940 Act and any rules or regulations in force thereunder; (2) any other applicable laws, rules and regulations; (3) the Declaration of Trust and By-Laws of the Fund as amended from time to time;
(4) any policies and determinations of the Board of Trustees of the Fund; and
(5) the fundamental policies of the Fund, as reflected in its registration statement under the 1940 Act or as amended by the shareholders of the Fund.

         The Sub-Advisory Agreement provides that the Sub-Adviser shall give to the Manager, as defined therein, and to the Fund the benefit of its best judgment and effort in rendering services hereunder, but the Sub-Adviser shall not be liable for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon (i) its own investigation and research or (ii) investigation and research made by any other individual, firm or corporation, if such purchase, sale or retention shall have been made and such other individual, firm or corporation shall have been selected in good faith by the Sub-Adviser. The Sub-Advisory Agreement notes that the Sub-Adviser renders investment advisory and managerial services to many different clients and, therefore, may give investment advice and take action with respect to any of its other clients which may differ from the advice given or action taken under this Agreement. Nothing therein contained shall, however, be construed to protect the Sub-Adviser against any liability to the Fund or its security holders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.

         The Sub-Advisory Agreement provides that nothing in it shall prevent the Sub-Adviser or any affiliated person (as defined in the 1940 Act) of the Sub-Adviser from acting as investment adviser or manager for any other person, firm or corporation and shall not in any way limit or restrict the Sub-Adviser or any such affiliated person from buying, selling or trading any securities for its own or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that the Sub-Adviser expressly represents that, while acting as Sub-Adviser, it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Fund under the Agreement. Further provided, that for the duration of the Sub-Advisory Agreement, the Sub-Adviser will not provide portfolio management for investment companies registered under the Investment Company Act of 1940 which have an objective, investment strategy and distribution channel similar to that of the Fund without the prior written consent of the Manager, except that without the consent of the Manager the Sub-Adviser may provide portfolio management to any registered investment company which is an investment option offered by an insurance company under a variable annuity contract, a variable life insurance policy or a qualified retirement plan. It is agreed that the Sub-Adviser shall have no responsibility or liability for the accuracy or completeness of the Fund's Registration Statement under the 1940 Act and the Securities Act of 1933, except for information supplied by the Sub-Adviser for inclusion therein. The Sub-Adviser shall promptly inform the Fund as to any information concerning the Sub-Adviser appropriate for inclusion in such Registration Statement, or as to any transaction or proposed transaction which might result in an assignment (as defined in the 1940 Act) of the Agreement. To the extent that the Manager is indemnified under the Fund's Declaration of Trust with respect to the services provided by the Sub-Adviser, the Manager agrees to provide the Sub-Adviser the benefits of such indemnification.

         The Sub-Advisory Agreement contains provisions regarding brokerage described below under "Brokerage Allocation and Other Practices."

         The Sub-Advisory Agreement provides that the Sub-Adviser agrees to maintain, and to preserve for the periods prescribed, such books and records with respect to the portfolio transactions of the Fund as are required by applicable law and regulation, and agrees that all records which it maintains for the Fund on behalf of the Manager shall be the property of the Fund and agrees upon reasonable request to provide to the Fund or the Manager copies of any and all records it maintains in accordance with the Agreement.

         The Sub-Advisory Agreement provides that the Sub-Adviser shall bear all of the expenses it incurs in fulfilling its obligations under the Agreement, for which the Sub-Adviser is responsible. In particular, but without limiting the generality of the foregoing: the Sub-Adviser shall furnish the Fund, at the Sub-Adviser's expense, all office space, facilities, equipment and clerical personnel necessary for carrying out its duties under the Agreement. The Sub-Adviser shall supply, or cause to be supplied, to any investment adviser, administrator or principal underwriter of the Fund all necessary financial information in connection with such adviser's, administrator's or principal underwriter's duties under any agreement between such adviser, administrator or principal underwriter and the Fund. The Sub-Adviser will also pay all compensation of the Fund's officers, employees, and Trustees, if any, who are affiliated persons of the Sub-Adviser.

         The Sub-Advisory Agreement provides that it shall, unless terminated as therein provided, continue in effect from year to year so long as such continuance is specifically approved at least annually (1) by a vote of the Fund's Board of Trustees, including a vote of a majority of the Trustees who are not parties to the Agreement or "interested persons" (as defined in the 1940
Act) of any such party, with votes cast in person at a meeting called for the purpose of voting on such approval, or (2) by a vote of the holders of a "majority" (as so defined) of the dollar value of the outstanding voting securities of the Fund and by such a vote of the Trustees.

         The Sub-Advisory Agreement provides that it may be terminated by the Sub-Adviser at any time without penalty upon giving the Manager and the Fund sixty days' written notice (which notice may be waived). It may be terminated by the Manager or the Fund at any time without penalty upon giving the Sub-Adviser sixty days' written notice (which notice may be waived by the Sub-Adviser), provided that such termination by the Fund shall be directed or approved by a vote of a majority of its Trustees in office at the time or by a vote of the holders of a majority (as defined in the 1940 Act) of the dollar value of the voting securities of the Fund outstanding and entitled to vote. The Sub-Advisory Agreement will automatically terminate in the event of its assignment (as defined in the 1940 Act) or the termination of the Advisory and Administration Agreement.


Additional Information about Advisory Arrangements

         The Manager is the Fund's investment adviser under an Advisory and Administration Agreement (the "Current Advisory Agreement"). The Current Advisory Agreement was approved by the shareholders of the Fund on June 10, 2007. The Sub-Advisory Agreement with the Sub-Advisor (the "Current Sub-Advisory Agreement") was approved on June 10, 2007. Both Agreements were renewed by the Board of Trustees on September 10, 2007.

         The Manager is a wholly-owned subsidiary of AMC. AMC, which was founded in 1984, is currently controlled by Mr. Lacy B. Herrmann ("LBH") and his wife, Mrs. Elizabeth B. Herrmann ("EBH"), directly and through certain trusts. These ownership arrangements are described in detail below. Collectively, the current owners of the shares of AMC are called the "Owners."

         The Owners wish to ensure, to the maximum extent possible, the ongoing continuity of management of the Manager and the Fund. Consistent with their estate planning and tax objectives, they have sought through prudent planning to structure an orderly generational transition of ownership changes of AMC among the Owners.

         Although the proposed changes in ownership of AMC will not result in any changes in the day-to-day operation of the Fund, the services provided to it, the investment approach or style of the Manager or Sub-Advisor with respect to the Fund, or any increase in its advisory fees, the changes could be considered to result in an "assignment" of the Current Advisory Agreement under the provisions of the 1940 Act. The 1940 Act provides generally that an advisory agreement of a mutual fund must provide for its automatic termination in the event of an assignment (as that term is defined in the 1940 Act), such as when a controlling block of the Fund's investment adviser's voting securities is transferred. Under the 1940 Act, a person who does not own more than 25% of the voting securities of a company shall be presumed not to control such company, while control is presumed in an owner of more than 25%. As required by the 1940 Act, the Current Advisory Agreement provides that in the event of an assignment, it terminates. Under the current ownership arrangements such an assignment could also occur upon the deaths of certain of the Owners. Termination of the Current Advisory Agreement would also cause a termination of the Current Sub-Advisory Agreement

         On March 1, 2008, the Trustees approved a new advisory and administration agreement (the "New Advisory Agreement") between the Manager and the Fund, which will replace the Current Advisory Agreement when it terminates by reason of the expected assignment. The Trustees are recommending that shareholders of the Fund approve the New Advisory Agreement. As described below, the New Advisory Agreement is substantially identical to the Current Advisory Agreement. They also approved and recommended to the shareholders a New Sub-Advisory Agreement with the same terms as the Current Sub-Advisory Agreement

         Under the 1940 Act a fund cannot enter into an advisory agreement, such as the New Advisory Agreement, unless the shareholders of that fund vote to approve the new agreement. The Trustees have carefully considered the matter, and have concluded that it is appropriate to approve the New Advisory Agreement. Under the New Advisory Agreement, the Manager shall continue, following the transaction described below, to manage the Fund on the same terms as are now in effect, thereby promoting stability of the Fund's management. No change in the Fund's advisory fees or expenses will occur. Nor will there be any changes with respect to the services provided for the Fund, the investment approach or style of the Manager or Sub-Advisor with respect to the Fund, or the personnel or operations of the Manager or Sub-Advisor.

Additional Information Regarding the Manager

         The Manager is the Fund's investment adviser under the Current Advisory Agreement. The Manager has delegated to the Sub-Adviser investment supervision, including supervising continuously the investment program of the Fund and the composition of its portfolio, determining what securities will be purchased or sold by the Fund and arranging for the purchase and the sale of securities held in the portfolio of the Fund, and, at the Manager's expense, providing for pricing of the Fund's portfolio daily. The Manager is also responsible for administrative services, including providing for the maintenance of the headquarters of the Fund, overseeing relationships between the Fund and the service providers to the Fund and providing other administrative services.

Names, Addresses and Principal Occupations of Each Manager of the Manager

         LBH is the Founder and Chairman Emeritus of each of the funds in the Aquila Group of Funds. He previously served as Chairman of the Board of Trustees of each of the funds in the Aquila Group of Funds. Additionally, LBH is the Founder and Chairman of the Board of AMC (the sponsoring organization and parent of the Manager or the administrator of each of the funds in the Aquila Group of Funds), as well as the Chairman of the Manager. LBH has served as a Director of the Aquila Group of Funds' distributor since 1981. LBH is a Trustee Emeritus of Brown University and the Hopkins School, and remains active in university, school and charitable organizations.

         EBH is a Director of AMC and a Manager of the Manager. She does not have any other position with AMC or the Manager. She is active with various charitable and volunteer organizations. EBH is the wife of LBH.

         Diana P. Herrmann ("DPH") is President and, in some instances, Vice Chair of each of the funds in the Aquila Group of Funds. She serves as Vice Chair, President, Chief Executive Officer and Director of AMC; Chief Executive Officer, Vice Chair, President, Chief Operating Officer and Manager of the Manager; and as Director of the distributor. She previously served as Trustee to the Reserve Money-Market Funds (1999-2000) and Reserve Private Equity Series (1998-2000). DPH currently serves as Governor, Investment Company Institute and head of its Small Funds Committee, as well as Director of ICI Mutual Insurance Company. She is active in charitable and volunteer organizations. DPH is the daughter of LBH and EBH.

         The address of each of the Managers of the Manager is c/o Aquila Investment Management LLC, 380 Madison Avenue, Suite 2300, New York, NY 10017.

The Transaction

         AMC has one class of common shares, the "Voting Shares," 99.5% of which are held directly by or in trust for the benefit of members of the Herrmann family. The Voting Shares are held as follows:


Owner                           Direct Ownership             Indirect Ownership*          Total
LBH                             24.9%                        20.0%                        44.9%
EBH                             27.5%                        --                           27.5%
DPH                             4.9%                         20.0%                        24.9%
Conrad B. Herrmann ("CBH")      --                           0.2%                         0.2%
Catherine E. Wolff ("CEW")      --                           2.0%                         2.0%
Other                           0.5%                         --                           0.5%
Total                                                                                   100.0%

* Indicates Voting Shares for which the indicated Owner has voting rights but does not directly own.

o LBH currently holds 24.9% of the Voting Shares directly; additionally in his role as trustee (with voting rights) of a family trust for the benefit of Conrad B. Herrmann ("CBH") (the "CBH Trust"), his son, LBH holds voting rights with respect to an additional 20.0% of the Voting Shares.

o    EBH currently holds 27.5% of the Voting Shares directly.

o DPH holds 4.9% of the Voting Shares directly and, through her position as trustee (with voting rights) of a family trust for her benefit (the "DPH Trust"), holds voting rights with respect to an additional 20.0% of the Voting Shares.

o CBH serves as trustee (with voting rights) of a trust for his own benefit, and through his role as trustee (with voting rights) of that trust holds voting rights with respect to 0.2% of the Voting Shares.

o Two family trusts (the "Family Trusts") hold 2.0% of the Voting Shares; Catherine E. Wolff ("CEW"), a first cousin of DPH and CBH, currently serves as trustee (with voting rights) of the Family Trusts.

         In connection with their estate planning, LBH and EBH wish to (i) transfer ownership of some of their Voting Shares, and (ii) appoint a new trustee to serve as trustee for one of the trusts (the "Transaction"). Upon the consummation of the Transaction, the ownership of the Voting Shares would be as follows:


Owner                           Direct Ownership             Indirect Ownership*        Total
LBH                             24.9%                        --                         24.9%
T. Randolph Harris ("TRH")      --                           24.9%                      24.9%
EBH                             --                           --                         --
DPH                             4.9%                         20.0%                      24.9%
CBH                             --                           0.2%                       0.2%
CEW                             --                           24.6%                      24.6%
Other                           0.5%                         --                         0.5%
Total                                                                                  100.0%

* Indicates Voting Shares for which the indicated Owner has voting rights but does not directly own. o LBH will continue to hold 24.9% of the Voting Shares directly.

o 24.9% of the Voting Shares previously held by EBH will be held in a trust for the benefit of EBH (the "EBH Trust"), with T. Randolph Harris ("TRH") serving as trustee (with voting rights).

o DPH's ownership will remain unchanged, such that she will continue to hold, either directly or through her position as trustee (with voting rights) of the DPH Trust, 24.9% of the Voting Shares.

o CBH's ownership will remain unchanged, such that he will continue to hold voting rights with respect to 0.2% of the Voting Shares through his position as trustee (with voting rights) of a trust for his own benefit.

o CEW will replace LBH as trustee of the CBH Trust, such that she will serve as trustee (with voting rights) with respect to 20.0% of the Voting Shares. The Family Trusts will hold 4.6% of the Voting Shares (including 2.6% of the Voting Shares previously held by EBH), with CEW continuing as trustee (with voting rights) of the Family Trusts. Through her position as trustee (with voting rights) of the CBH Trust and of the Family Trusts, CEW will serve as trustee (with voting rights) with respect to 24.6% of the Voting Shares in the aggregate.

         Upon consummation of the Transaction, no individual will hold with power to vote, directly or indirectly, more than 24.9% of the Voting Shares. As previously stated, the Transaction will not result in any changes in the Fund's advisory fees and expenses, services provided, the investment approach or style of the Manager with respect to the Fund, or the personnel or operations of the Manager.

         Although the Owners currently intend to consummate the Transaction, the Transaction may not necessarily occur. For example, approval or disapproval by the Fund's shareholders of the New Advisory Agreement, taken together with consents or approvals by shareholders of other funds in the Aquila Group of Funds, could affect whether or not the Transaction occurs. It is possible, however, that the Owners may proceed with the Transaction even if it is not approved by all of the funds in the Aquila Group of Funds for which the Manager serves as investment adviser (either because the shareholders of one or more of such funds do not approve such fund's new advisory agreement or because LBH or EBH dies before approvals are obtained from all such funds). AMC currently expects that the Transaction will occur during the fourth quarter of 2008 (or upon the earlier death of either LBH or EBH, as described below), but the Transaction could be delayed. If for some reason the Transaction does not occur, the automatic termination of the Current Advisory Agreement will not occur and the New Advisory Agreement will not be entered into, even if it has been approved by the Fund's shareholders.

         Performance of the Current Advisory Agreement is currently guaranteed by AMC. If the Transaction occurs, AMC will provide an identical guarantee of performance of the New Advisory Agreement.

         Notwithstanding the foregoing, if one or more of LBH or EBH dies after the Fund's shareholders approve the New Advisory Agreement but before the Manager obtains the approval or consent of all of the other funds in the Aquila Group of Funds for which the Manager serves as investment adviser, the surviving Herrmann family members may elect to proceed with the contemplated direct and indirect ownership changes (as modified to reflect such deaths, as described below), and the approval by the Fund's shareholders will be considered to have approved the entry into the New Advisory Agreement after such death and the resulting direct and indirect ownership changes. In such event, the ownership of the Voting Shares would be as follows:

(A) If LBH dies before EBH:


Owner                           Direct Ownership         Indirect Ownership         Total
LBH                             --                       --                         --
BAS and then TRH                --                       24.9%                      24.9%
EBH                             24.9%                    --                         24.9%
DPH                             4.9%                     20.0%                      24.9%
CBH                             --                       0.2%                       0.2%
CEW                             --                       24.6%                      24.6%
Other                           0.5%                     --                         0.5%
Total                                                                               100.0%


o 24.9% of the Voting Shares will be held first in LBH's estate, with Barbara A. Sloan ("BAS") serving as executor (with voting rights), and then in a marital trust for the benefit of EBH, with TRH serving as trustee (with voting rights).

o        EBH will hold 24.9% of the Voting Shares directly.

o DPH's ownership will remain unchanged, such that she will continue to hold, either directly or through her position as trustee (with voting rights) of the DPH Trust, 24.9% of the Voting Shares.

o CBH's ownership will remain unchanged, such that he will continue to hold voting rights with respect to 0.2% of the Voting Shares through his position as trustee (with voting rights) of a trust for his own benefit.

o CEW will replace LBH as trustee of the CBH Trust, such that she serves as trustee (with voting rights) with respect to 20.0% of the Voting Shares. The Family Trusts will hold 4.6% of the Voting Shares, with CEW continuing as trustee (with voting rights) of the Family Trusts. Through her position as trustee (with voting rights) of the CBH Trust and of the Family Trusts, CEW will serve as trustee (with voting rights) with respect to 24.6% of the Voting Shares in the aggregate.

     In such event, no individual will hold, directly or indirectly, more than 24.9% of the Voting Shares. The changes in ownership of the Voting Shares will not result in any changes in the Fund's advisory fees and expenses, the services provided, the investment approach or style of the Manager with respect to the Fund, or personnel or operations of the Manager (except that LBH would no longer serve as a Manager or officer).

     (B) If EBH dies before LBH:


Owner                      Direct Ownership          Indirect Ownership      Total
LBH                        24.9%                     --                      24.9%
EBH                        --                        --                      --
BAS and then TRH           --                        24.9%                   24.9%
DPH                        4.9%                      20.0%                   24.9%
CBH                        --                        0.2%                    0.2%
CEW                        --                        24.6%                   24.6%
Other                      0.5%                      --                      0.5%
Total                                                                        100.0%


o        LBH will continue to hold 24.9% of the Voting Shares directly.

o 24.9% of the Voting Shares will be held first in EBH's estate, with BAS serving as executor (with voting rights), and then in a marital trust for the benefit of LBH, with TRH serving as trustee (with voting rights).

o DPH's ownership will remain unchanged, such that she will continue to hold, either directly or through her position as trustee (with voting rights) of the DPH Trust, 24.9% of the Voting Shares.

o CBH's ownership will remain unchanged, such that he will continue to hold voting rights with respect to 0.2% of the Voting Shares through his position as trustee (with voting rights) of a trust for his own benefit.

o CEW will replace LBH as trustee of the CBH Trust, such that she serves as trustee (with voting rights) with respect to 20.0% of the Voting Shares. The Family Trusts will hold 4.6% of the Voting Shares, with CEW continuing as trustee (with voting rights) of the Family Trusts. Through her position as trustee (with voting rights) of the CBH Trust and of the Family Trusts, CEW will serve as trustee (with voting rights) with respect to 24.6% of the Voting Shares in the aggregate.

     In such event, no individual will hold, directly or indirectly, more than 24.9% of the Voting Shares. The changes in ownership of the Voting Shares will not result in any changes in the Fund's advisory fees and expenses, the services provided, the investment approach or style of the Manager with respect to the Fund, or personnel or operations of the Manager (except that EBH would no longer serve as a Manager).


The proposed New Advisory Agreement and proposed New Sub-Advisory Agreement are substantially identical to the Current Advisory Agreement and Current Sub-Advisory Agreement, the material terms of which are described above and in the Prospectus.

Additional Information About the Portfolio Manager


         Sandy Rufenacht is the portfolio manager responsible for the day-to-day management of the Fund. In addition, Mr. Rufenacht manages 16 other accounts with aggregate assets of $409 million. The Sub-Adviser does not manage the portfolio of any other investment company or pooled investment vehicle. The compensation paid by all of these clients is computed as a percentage of assets under management. No account or fund has performance based fees.


         There are in general no situations where the Fund's opportunities or the execution of its investment program may be compromised or limited by the investments of the other accounts.


         Mr. Rufenacht owns approximately 99% of the outstanding shares of the Sub-Adviser and his cash compensation is in his own discretion and is not based on performance. Mr. Rufenacht owns shares of the Fund in the range of $2.1 million. He owns no shares in any of the other accounts managed by the Sub-Adviser.


Underwriting Commissions


         During the following fiscal years listed, the aggregate dollar amount of sales charges on sales of Class A shares of the Fund and the amount retained by the Distributor, respectively, were as follows:

                     Sales Charges             Retained by Distributor

2007                 $197,424                  $39,455

2006                 $ 49,804                  $ 8,761


         In connection with sales of Class A Shares, the Distributor pays a portion of the sales charge on such shares to dealers in the form of discounts and to brokers in the form of agency commissions (together, "Commissions"), in amounts that vary with the size of the sales charge as follows:


Amount of Purchase and Value of All
Class A Shares Held by a Single        Sales Charge as Percentage of Public   Commissions as Percentage of
Purchaser                              Offering Price                         Offering Price

Less than $25,000                      4.00%                                  3.00%
$25,000 but less than $50,000          3.75%                                  3.00%
$50,000 but less than $100,000         3.50%                                  2.75%
$100,000 but less than $250,000        3.25%                                  2.75%
$250,000 but less than $500,000        3.00%                                  2.50%
$500,000 but less than $1,000,000      2.50%                                  2.25%

Distribution Plan

         The Fund's Distribution Plan has four parts, relating respectively to distribution payments with respect to Class A Shares (Part I), to distribution payments relating to Class C Shares (Part II), to distribution payments relating to Class I Shares (Part III) and to certain defensive provisions (Part IV).

         For purposes of Parts I, II and III, the Distributor will consider shares which are not Qualified Holdings of broker/dealers unaffiliated with the Manager, Sub-Adviser or Distributor to be Qualified Holdings of the Distributor and will authorize Permitted Payments to the Distributor with respect to such shares whenever Permitted Payments are being made under the Plan.

Provisions Relating to Class A Shares (Part I)

         Part I of the Plan applies only to the Front-Payment Class Shares ("Class A Shares") of the Fund (regardless of whether such class is so designated or is redesignated by some other name).

         As used in Part I of the Plan, "Qualified Recipients" shall mean broker/dealers or others selected by Aquila Distributors, Inc. (the "Distributor"), including but not limited to any principal underwriter of the Fund, with which the Fund or the Distributor has entered into written agreements in connection with Part I ("Class A Plan Agreements") and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund's Front-Payment Class Shares or servicing of shareholder accounts with respect to such shares. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Front-Payment Class Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.


         Subject to the direction and control of the Fund's Board of Trustees, the Fund may make payments ("Class A Permitted Payments") to Qualified Recipients, which Class A Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.20 of 1% of the average annual net assets of the Fund represented by the Front-Payment Class Shares. Such payments shall be made only out of the Fund's assets allocable to the Front-Payment Class Shares.


         The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) as to the amount of Class A Permitted Payments, if any, to each Qualified Recipient provided that the total Class A Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Front-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to its shareholders; receiving, tabulating and transmitting to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

         While Part I is in effect, the Fund's Distributor shall report at least quarterly to the Fund's Trustees in writing for their review on the following matters: (i) all Class A Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund to the Manager, Sub-Adviser or Distributor paid or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Fund, Manager, Sub-Adviser or Distributor, such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

         Part I originally went into effect when it was approved (i) by a vote of the Trustees, including the Independent Trustees, with votes cast in person at a meeting called for the purpose of voting on Part I of the Plan; and (ii) by a vote of holders of at least a "majority" (as so defined) of the dollar value of the outstanding voting securities of the Front-Payment Class Shares class (or of any predecessor class or category of shares, whether or not designated as a class) and a vote of holders of at least a "majority" (as so defined) of the dollar value of the outstanding voting securities of the Level-Payment Class Shares and/or of any other class whose shares are convertible into Front-Payment Class Shares. Part I has continued, and will, unless terminated as hereinafter provided, continue in effect from year to year so long as such continuance is specifically approved at least annually by the Fund's Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. Part I may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Fund to which Part I applies. Part I may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part I as set forth in (ii) above, and all amendments must be approved in the manner set forth in (i) above.

         In the case of a Qualified Recipient which is a principal underwriter of the Fund, the Class A Plan Agreement shall be the agreement contemplated by
Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule.

Provisions Relating to Class C Shares (Part II)

         Part II of the Plan applies only to the Level-Payment Shares Class ("Class C Shares") of the Fund (regardless of whether such class is so designated or is redesignated by some other name).

         As used in Part II of the Plan, "Qualified Recipients" shall mean broker/dealers or others selected by the Distributor, including but not limited to any principal underwriter of the Fund, with which the Fund or the Distributor has entered into written agreements in connection with Part II ("Class C Plan Agreements") and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund's Level-Payment Class Shares or servicing of shareholder accounts with respect to such shares. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Level-Payment Class Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.

         Subject to the direction and control of the Fund's Board of Trustees, the Fund may make payments ("Class C Permitted Payments") to Qualified Recipients, which Class C Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.75 of 1% of the average annual net assets of the Fund represented by the Level-Payment Class Shares. Such payments shall be made only out of the Fund's assets allocable to the Level-Payment Class Shares. The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) as to the amount of Class C Permitted Payments, if any, to each Qualified Recipient provided that the total Class C Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Level- Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to its shareholders; receiving, tabulating and transmitting to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

         While Part II is in effect, the Fund's Distributor shall report at least quarterly to the Fund's Trustees in writing for their review on the following matters: (i) all Class C Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund to the Manager, Sub-Adviser or Distributor paid or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Fund, Manager, Sub-Adviser or Distributor such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

         Part II originally went into effect when it was approved (i) by a vote of the Trustees, including the Independent Trustees, with votes cast in person at a meeting called for the purpose of voting on Part II of the Plan; and (ii) by a vote of holders of at least a "majority" (as so defined) of the dollar value of the outstanding voting securities of the Level- Payment Class Shares.
Part II has continued, and will, unless terminated as therein provided, continue in effect from year to year so long as such continuance is specifically approved at least annually by the Fund's Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. Part II may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Fund to which Part II applies. Part II may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part II as set forth in
(ii) above, and all amendments must be approved in the manner set forth in (i) above.

         In the case of a Qualified Recipient which is a principal underwriter of the Fund, the Class C Plan Agreement shall be the agreement contemplated by
Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule.

Provisions Relating to Class I Shares (Part III)

         Part III of the Plan applies only to the Financial Intermediary Class Shares ("Class I Shares") of the Fund (regardless of whether such class is so designated or is redesignated by some other name).

         As used in Part III of the Plan, "Qualified Recipients" shall mean broker/dealers or others selected by Aquila Distributors, Inc. (the "Distributor"), including but not limited to any principal underwriter of the Fund, with which the Fund or the Distributor has entered into written agreements in connection with Part III ("Class I Plan Agreements") and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund's Class I Shares or servicing of shareholder accounts with respect to such shares. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Class I Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.

         Subject to the direction and control of the Fund's Board of Trustees, the Fund may make payments ("Class I Permitted Payments") to Qualified Recipients, which Class I Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), a rate fixed from time to time by the Board of Trustees, initially up to 0.15 of 1% of the average annual net assets of the Fund represented by the Class I Shares, but not more than 0.25 of 1% of such assets. Such payments shall be made only out of the Fund's assets allocable to Class I Shares. The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) as to the amount of Class I Permitted Payments, if any, to each Qualified Recipient provided that the total Class I Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Class I Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to its shareholders; receiving, tabulating and transmitting to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

         While Part III is in effect, the Fund's Distributor shall report at least quarterly to the Fund's Trustees in writing for their review on the following matters: (i) all Class I Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund to the Manager, Sub-Adviser or Distributor paid or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Fund, Manager, Sub-Adviser or Distributor such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

         Part III originally went into effect when it was approved (i) by a vote of the Trustees, including the Independent Trustees, with votes cast in person at a meeting called for the purpose of voting on Part III of the Plan; and (ii) by a vote of holders of at least a "majority" (as so defined) of the dollar value of the outstanding voting securities of the Class I Shares Class. Part III has continued, and will, unless terminated as thereinafter provided, continue in effect from year to year so long as such continuance is specifically approved at least annually by the Fund's Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. Part III may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Fund to which Part III applies. Part III may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part III as set forth in
(ii) above, and all amendments must be approved in the manner set forth in (i) above.

         In the case of a Qualified Recipient which is a principal underwriter of the Fund, the Class I Plan Agreement shall be the agreement contemplated by
Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule.

Defensive Provisions (Part IV)

         Another part of the Plan (Part IV) states that if and to the extent that any of the payments listed below are considered to be "primarily intended to result in the sale of shares issued by the Fund within the meaning of Rule 12b-1, such payments are authorized under the Plan: (i) the costs of the preparation of all reports and notices to shareholders and the costs of printing and mailing such reports and notices to existing shareholders, irrespective of whether such reports or notices contain or are accompanied by material intended to result in the sale of shares of the Fund or other funds or other investments;
(ii) the costs of the preparation and setting in type of all prospectuses and statements of additional information and the costs of printing and mailing all prospectuses and statements of additional information to existing shareholders;
(iii) the costs of preparation, printing and mailing of any proxy statements and proxies, irrespective of whether any such proxy statement includes any item relating to, or directed toward, the sale of the Fund's shares; (iv) all legal and accounting fees relating to the preparation of any such reports, prospectuses, statements of additional information, proxies and proxy statements; (v) all fees and expenses relating to the registration or qualification of the Fund and/or its shares under the securities or "Blue-Sky" laws of any jurisdiction; (vi) all fees under the Securities Act of 1933 and the 1940 Act, including fees in connection with any application for exemption relating to or directed toward the sale of the Fund's shares; (vii) all fees and assessments of the Investment Company Institute or any successor organization, irrespective of whether some of its activities are designed to provide sales assistance; (viii) all costs of the preparation and mailing of confirmations of shares sold or redeemed or share certificates, and reports of share balances; and (ix) all costs of responding to telephone or mail inquiries of investors or prospective investors.

         The Plan states that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund shall be committed to the discretion of such disinterested Trustees but that nothing in the Plan shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Trustees.

         The Plan defines as the Fund's Independent Trustees those Trustees who are not "interested persons" of the Fund as defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan. The Plan, unless terminated as therein provided, continues in effect from year to year only so long as such continuance is specifically approved at least annually by the Fund's Board of Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. In voting on the implementation or continuance of the Plan, those Trustees who vote to approve such implementation or continuance must conclude that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Fund. The Plan may not be amended to increase materially the amount of payments to be made without shareholder approval and all amendments must be approved in the manner set forth above as to continuance of the Plan.

         The Plan and each Part of it shall also be subject to all applicable terms and conditions of Rule 18f-3 under the 1940 Act as now in force or hereafter amended. Specifically, but without limitation, the provisions of Part IV shall be deemed to be severable, within the meaning of and to the extent required by Rule 18f-3, with respect to each outstanding class of shares of the Fund.

Payments Under the Plan


         During the fiscal year ended December 31, 2007, payments were made under Part I, Part II and Part III of the Plan. All payments were to Qualified Recipients and were for compensation.


Payments to Qualified Recipients


         During the fiscal year ended December 31, 2007, payments to Qualified Recipients under the Plan and the amounts of such payments to the Distributor and others were as follows:



                 To All Qualified Recipients          To Distributor          To Other Qualified Recipients

Part I           $15,631                              $3,229                  $12,402

Part II          $16,478                              $  691                  $15,787

Part III         $ 3,182                              $    0                  $ 3,182


         All payments to Other Qualified Recipients, most of whom are broker/dealers, were for compensation. Payments with respect to Class C Shares under Part II of the Plan during the first year after purchase are paid to the Distributor and thereafter to Other Qualified Recipients.

         Amounts paid under the Plan as compensation to Qualified Recipients, including the Distributor, are not based on the recipient's expenses in providing distribution, retention and/or shareholder servicing assistance to the Fund and, accordingly, are not regarded as reimbursement of such expenses.

Shareholder Services Plan


         The Fund has adopted a Shareholder Services Plan (the "Services Plan") to provide for the payment with respect to Class C Shares and Class I Shares of the Fund of "Service Fees" within the meaning of the Conduct Rules of the National Association of Securities Dealers (as incorporated in the rules of the Financial Industry Regulatory Authority (FINRA)). The Services Plan applies only to the Class C Shares and Class I Shares of the Fund (regardless of whether such class is so designated or is redesignated by some other name).


Provisions for Level-Payment Class Shares (Class C Shares) (Part I)

         As used in Part I of the Services Plan, "Qualified Recipients" shall mean broker/dealers or others selected by Aquila Distributors, Inc. (the "Distributor"), including but not limited to the Distributor and any other principal underwriter of the Fund, who have, pursuant to written agreements with the Fund or the Distributor, agreed to provide personal services to shareholders of Level-Payment Class Shares and/or maintenance of Level-Payment Class Shares shareholder accounts. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Level-Payment Class Shares beneficially owned by such Qualified Recipient's customers, clients or other contacts. "Manager" shall mean Aquila Investment Management LLC or any successor serving as sub-adviser or administrator of the Fund.


         Subject to the direction and control of the Fund's Board of Trustees, the Fund may make payments ("Service Fees") to Qualified Recipients, which Service Fees (i) may be paid directly or through the Distributor or shareholder servicing agent as disbursing agent and (ii) may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Services Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets of the Fund represented by the Level-Payment Class Shares. Such payments shall be made only out of the Fund's assets allocable to the Level-Payment Class Shares. The Distributor shall have sole authority with respect to the selection of any Qualified Recipient or Recipients and the amount of Service Fees, if any, paid to each Qualified Recipient, provided that the total Service Fees paid to all Qualified Recipients may not exceed the amount set forth above and provided, further, that no Qualified Recipient may receive more than 0.25 of 1% of the average annual net asset value of shares sold by such Recipient. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient and (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Level-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; and providing such other related services as the Distributor or a shareholder may request from time to time. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years. Service Fees with respect to Class C Shares will be paid to the Distributor. During the fiscal year ended December 31, 2007, $5,492 was paid to the Distributor under Part I of the Plan.


Provisions for Financial Intermediary Class Shares (Class I Shares) (Part II)

         As used in Part II of the Services Plan, "Qualified Recipients" shall mean broker/dealers or others selected by Aquila Distributors, Inc. (the "Distributor"), including but not limited to the Distributor and any other principal underwriter of the Fund, who have, pursuant to written agreements with the Fund or the Distributor, agreed to provide personal services to shareholders of Financial Intermediary Class Shares, maintenance of Financial Intermediary Class Shares shareholder accounts and/or pursuant to specific agreements entering confirmed purchase orders on behalf of customers or clients. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Financial Intermediary Class Shares beneficially owned by such Qualified Recipient's customers, clients or other contacts. "Manager" shall mean Aquila Investment Management LLC or any successor serving as sub-adviser or administrator of the Fund.


         Subject to the direction and control of the Fund's Board of Trustees, the Fund may make payments ("Service Fees") to Qualified Recipients, which Service Fees (i) may be paid directly or through the Distributor or shareholder servicing agent as disbursing agent and (ii) may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Services Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets of the Fund represented by the Financial Intermediary Class Shares. Such payments shall be made only out of the Fund's assets allocable to the Financial Intermediary Class Shares. The Distributor shall have sole authority with respect to the selection of any Qualified Recipient or Recipients and the amount of Service Fees, if any, paid to each Qualified Recipient, provided that the total Service Fees paid to all Qualified Recipients may not exceed the amount set forth above and provided, further, that no Qualified Recipient may receive more than 0.25 of 1% of the average annual net asset value of shares sold by such Recipient. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient and (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Financial Intermediary Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; and providing such other related services as the Distributor or a shareholder may request from time to time. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years. During the period ended December 31, 2007, payments made to Qualified Recipients under Part II of the Plan with respect to the Fund's Class I Shares amounted to $4,773.


General Provisions

         While the Services Plan is in effect, the Fund's Distributor shall report at least quarterly to the Fund's Trustees in writing for their review on the following matters: (i) all Service Fees paid under the Services Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund to the Distributor paid or accrued during such quarter. In addition, if any Qualified Recipient is an "affiliated person," as that term is defined in the 1940 Act, of the Fund, Manager, Sub-Adviser or Distributor, such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

         The Services Plan has been approved by a vote of the Trustees, including those Trustees who, at the time of such vote, were not "interested persons" (as defined in the 1940 Act) of the Fund and had no direct or indirect financial interest in the operation of the Services Plan or in any agreements related to the Services Plan (the "Independent Trustees"), with votes cast in person at a meeting called for the purpose of voting on the Services Plan. It will continue in effect for a period of more than one year from its original effective date only so long as such continuance is specifically approved at least annually as set forth in the preceding sentence. It may be amended in like manner and may be terminated at any time by vote of the Independent Trustees.

         The Services Plan shall also be subject to all applicable terms and conditions of Rule 18f-3 under the 1940 Act as now in force or hereafter amended.

         While the Services Plan is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund, as that term is defined in the 1940 Act, shall be committed to the discretion of such disinterested Trustees. Nothing therein shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Trustees.

Codes of Ethics

         The Fund, the Manager, the Sub-Adviser and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. The codes permit personnel of these organizations who are subject to the codes to purchase securities, including the types of securities in which the Fund invests, but only in compliance with the provisions of the codes. However, as a policy of the Sub-Adviser, its employees generally are not permitted to hold investments in reportable securities as defined in Rule 204A-1(e)(10) of the Investment Advisers Act of 1940.

Transfer Agent, Custodian and Independent Registered Public Accounting Firm

     The Fund's Shareholder Servicing Agent (transfer agent) is PFPC Inc., 101 Sabin Street, Pawtucket, Rhode Island 02860-1427.

     The Fund's Custodian, JPMorgan Chase Bank, N.A., 1111 Polaris Parkway, Columbus, Ohio 43240, is responsible for holding the Fund's assets.


         The Fund's independent registered public accounting firm, Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania, 19103, performs an annual audit of the Fund's financial statements.



                    Brokerage Allocation and Other Practices


         During the fiscal years ended December 31, 2007 and 2006, all transactions in portfolio securities were transacted on a best execution basis. No brokerage commissions were paid.


         The following provisions regarding brokerage allocation and other practices relating to purchases and sales of the Fund's securities are contained in the Sub-Advisory Agreement. It provides that the Sub-Adviser shall select such broker/dealers ("dealers") as shall, in the Sub-Adviser's judgment, implement the policy of the Fund to achieve "best execution," i.e., prompt, efficient, and reliable execution of orders at the most favorable net price. The Sub-Adviser shall cause the Fund to deal directly with the selling or purchasing principal or market maker without incurring brokerage commissions unless the Sub-Adviser determines that better price or execution may be obtained by paying such commissions; the Fund expects that most transactions will be principal transactions at net prices and that the Fund will incur little or no brokerage costs. The Fund understands that purchases from underwriters include a commission or concession paid by the issuer to the underwriter and that principal transactions placed through dealers include a spread between the bid and asked prices. In allocating transactions to dealers, the Sub-Adviser is authorized to consider, in determining whether a particular dealer will provide best execution, the dealer's reliability, integrity, financial condition and risk in positioning the securities involved, as well as the difficulty of the transaction in question, and thus need not pay the lowest spread or commission available if the Sub-Adviser determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the dealer, viewed either in terms of the particular transaction or the Sub-Adviser's overall responsibilities. If, on the foregoing basis, the transaction in question could be allocated to two or more dealers, the Sub-Adviser is authorized, in making such allocation, to consider whether a dealer has provided research services, as further discussed below. Such research may be in written form or through direct contact with individuals and may include quotations on portfolio securities and information on particular issuers and industries, as well as on market, economic, or institutional activities. The Fund recognizes that no dollar value can be placed on such research services or on execution services and that such research services may or may not be useful to the Fund and may be used for the benefit of the Sub-Adviser or its other clients.


                                  Capital Stock

         The Fund has four classes of shares.

         * Front-Payment Class Shares ("Class A Shares") are offered to anyone at net asset value plus a sales charge, paid at the time of purchase, at the maximum rate of 4.0% of the public offering price, with lower rates for larger purchases including previous purchases of Class A Shares of the Fund or of Class A Shares of any of the other funds in the Aquila Group of Funds. There is no sales charge on purchases of $1 million or more, but redemptions of shares so purchased are generally subject to a contingent deferred sales charge ("CDSC"). Class A Shares are subject to a fee under the Fund's Distribution Plan at the rate of
         0.20 of 1% of the average annual net assets represented by the Class A Shares.


         * Level-Payment Class Shares ("Class C Shares") are offered to anyone at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years after the date of purchase at the aggregate annual rate of 1% of the average annual net assets of the Class C Shares. Six years after the date of purchase, Class C Shares are automatically converted to Class A Shares. If you redeem Class C Shares before you have held them for 12 months from the date of purchase you will pay a CDSC; this charge is 1%, calculated on the net asset value of the Class C Shares at the time of purchase or at redemption, whichever is less. There is no CDSC after Class C Shares have been held beyond the applicable period. For purposes of applying the CDSC and determining the time of conversion, the 12-month and six-year holding periods are considered modified by up to one month depending upon when during a month your purchase of such shares is made. Class C Shares are subject to a fee under the Fund's Distribution Plan at the rate of 0.75 of 1% of the average annual net assets represented by the Class C Shares and a service fee of 0.25 of 1% of such assets.


         *Institutional Class Shares ("Class Y Shares") are offered only to institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class Y Shares are offered at net asset value with no sales charge, no contingent deferred sales charge and no distribution fee. There is a 1% redemption fee on redemptions within 90 days of purchase.

         *Financial Intermediary Class Shares ("Class I Shares") are offered and sold only through financial intermediaries with which Aquila Distributors, Inc. has entered into sales agreements, and are not offered directly to retail customers. Class I Shares are offered at net asset value with no sales charge and no redemption fee or contingent deferred sales charge, although a financial intermediary may charge a fee for effecting a purchase or other transaction on behalf of its customers. Class I Shares may carry a distribution fee of up to 0.25 of 1% of average annual net assets allocable to Class I Shares, currently up to 0.15 of 1% of such net assets, and a service fee of up to 0.25 of 1% of such assets. There is a 1% redemption fee on redemptions within 90 days of purchase.

         The Fund's four classes of shares differ in their sales charge structures and ongoing expenses, which are likely to be reflected in differing yields and other measures of investment performance. All four classes represent interests in the same portfolio of securities and have the same rights, except that each class bears the separate expenses, if any, of its participation in the Distribution Plan and Shareholder Services Plan and has exclusive voting rights with respect to such participation.

         At any meeting of shareholders, shareholders are entitled to one vote for each dollar of net asset value (determined as of the record date for the meeting) per share held (and proportionate fractional votes for fractional dollar amounts). Shareholders will vote on the election of Trustees and on other matters submitted to the vote of shareholders. Shares vote by classes on any matter specifically affecting one or more classes, such as an amendment of an applicable part of the Distribution Plan. No amendment, whether or not affecting the rights of the shareholders, may be made to the Declaration of Trust without the affirmative vote of the holders of a majority of the dollar value of the outstanding shares of the Fund, except that the Fund's Board of Trustees may change the name of the Fund.

         The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Fund. Each share represents an equal proportionate interest in the Fund with each other share of its class; shares of the respective classes represent proportionate interests in the Fund in accordance with their respective net asset values. Upon liquidation of the Fund, shareholders are entitled to share pro-rata in the net assets of the Fund available for distribution to shareholders, in accordance with the respective net asset values of the shares of each of the Fund's classes at that time. All shares are presently divided into four classes; however, if they deem it advisable and in the best interests of shareholders, the Board of Trustees of the Fund may create additional classes of shares, which may differ from each other as provided in rules and regulations of the Securities and Exchange Commission or by exemptive order. The Board of Trustees may, at its own discretion, create additional series of shares, each of which may have separate assets and liabilities (in which case any such series will have a designation including the word "Series"). Shares are fully paid and non-assessable, except as set forth in the next paragraph; the holders of shares have no pre-emptive or conversion rights, except that Class C Shares automatically convert to Class A Shares after being held for six years.

         The Fund is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of a trust such as the Fund, may, under certain circumstances, be held personally liable as partners for the obligations of the trust. For shareholder protection, however, an express disclaimer of shareholder liability for acts or obligations of the Fund is contained in the Declaration of Trust, which requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trustees. The Declaration of Trust provides for indemnification out of the Fund's property of any shareholder held personally liable for the obligations of the Fund. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to the relatively remote circumstances in which the Fund itself would be unable to meet its obligations. In the event the Fund had two or more Series, and if any such Series were to be unable to meet the obligations attributable to it (which, as with the Fund, is relatively remote), the other Series would be subject to such obligations, with a corresponding increase in the risk of the shareholder liability mentioned in the prior sentence.


                   Purchase, Redemption, and Pricing of Shares

         The following supplements the information about purchase, redemption and pricing of shares set forth in the Prospectus.

Sales Charges for Purchases of $1 Million or More of Class A Shares

         You will not pay a sales charge at the time of purchase when you purchase "CDSC Class A Shares." CDSC Class A Shares include:

         (i) Class A Shares issued in a single purchase of $1 million or more by a single purchaser; and

         (ii) Class A Shares issued when the value of the purchase, together with the value (based on purchase cost or current net asset value, whichever is higher) of shares of the Fund or any other fund in the Aquila Group of Funds that are owned by the purchaser and are either CDSC Class A Shares or Class A Shares on which a sales charge was paid, is $1 million or more.

         CDSC Class A Shares do not include Class A Shares purchased without a sales charge as described under "General" below.

Short-Term Trading; Redemption Fee

         The Fund and the Distributor may reject any order for the purchase of shares. For example, because excessive movement of assets into and out of the Fund by market timers or other investors may disrupt the management of the Fund and increase its expenses, the Fund may reject purchase orders, on a temporary or permanent basis, from investors exhibiting a pattern of frequent or short-term trading in Fund shares. In addition, the Fund imposes a redemption fee of 1.00% of the shares' redemption value on any redemption (including redemption by exchange) of Class A Shares on which a sales charge is not imposed, of Class I Shares or of Class Y Shares, if the redemption occurs within 90 days of purchase. The fee will be paid to the Fund and is designed to offset the costs to the Fund caused by short-term trading in Fund shares. The fee will not apply to shares sold under an Automatic Withdrawal Plan, or sold due to the shareholder's death or disability.

Broker/Dealer Compensation - Class A Shares

         Upon notice to all selected dealers, the Distributor may distribute up to the full amount of the applicable sales charge to broker/dealers. Under the Securities Act of 1933, broker/dealers may be deemed to be underwriters during periods when they receive all, or substantially all, of the sales charge.

Redemption of CDSC Class A Shares

         If you redeem all or part of your CDSC Class A Shares during the four years after you purchase them, you must pay a special CDSC upon redemption.

         As stated in the Prospectus it is the Fund's intention not to charge you a CDSC that is greater than the amount of the commission that was paid to the broker/dealer in connection with your purchase transaction. If the broker/dealer was paid less than the maximum commission, your actual CDSC will be reduced as described by the following table:


  Value of Holdings At the                CDSC You will Pay on             Commission Paid to
      Time of Purchase                         Redemption                     Broker/Dealer

  $1 million and up to $2.5 million        1% in years 1 & 2                 1%
                                           0.50 of 1% in years 3 &4

                                           None                              0.25% in 4 payments over 4 years

  Over $2.5 million and up to $5           0.50 of 1% in year 1              0.50%
  million                                  0.25 of 1% in year 2
                                           0.0 in years 3 & 4

                                           None                              0.25% in 2 payments over 2 years

  Over $5 million                          None                              0.25%

         This special charge also applies to CDSC Class A Shares purchased without a sales charge pursuant to a Letter of Intent (see "Reduced Sales Charges for Certain Purchases of Class A Shares" below). This special charge will not apply to shares acquired through the reinvestment of dividends or distributions on CDSC Class A Shares or to CDSC Class A Shares held for longer than four years. When redeeming shares, the Agent will redeem the CDSC Class A Shares held the longest, unless otherwise instructed. If you own both CDSC and non-CDSC Class A Shares, the latter will be redeemed first.

         The Fund will treat all CDSC Class A Share purchases made during a calendar month as if they were made on the first business day of that month at the average cost of all purchases made during that month. Therefore, the four-year holding period will end on the first business day of the 48th calendar month after the date of those purchases. Accordingly, the holding period may, in fact, be almost one month less than the full 48 depending on when your actual purchase was made. If you exchange your CDSC Class A Shares for shares of an Aquila money-market fund (see "Exchange Privilege" below), running of the 48-month holding period for those exchanged shares will be suspended.

Broker/Dealer Compensation - CDSC Class A Shares

         The Distributor currently intends to pay any dealer executing a purchase of CDSC Class A Shares as follows:


Amount of Purchase                                     Amount Distributed to
                                                       Broker/Dealer as a
                                                       Percentage of
                                                       Purchase Price

$1 million but less than $2.5 million                  1%

$2.5 million but less than $5 million                  0.50 of 1%

$5 million or more                                     0.25 of 1%

Reduced Sales Charges for Certain Purchases of Class A Shares

Right of Accumulation

         "Single purchasers" may qualify for a reduced sales charge in accordance with the schedule set forth in the Prospectus for Class A Shares and Class C Shares when making subsequent purchases of Class A Shares. A reduced sales charge applies if the cumulative value (based on purchase cost or current net asset value, whichever is higher) of Class A Shares previously purchased with a sales charge, together with Class A Shares of your subsequent purchase amounts to $25,000 or more.

Letters of Intent

         "Single purchasers" may also qualify for reduced sales charges, in accordance with the same schedule, after a written Letter of Intent (included in the New Account Application) is received by the Distributor. The Letter of Intent confirms that you intend to purchase, with a sales charge, within a thirteen month period, Class A Shares of the Fund through a single selected dealer or the Distributor. Class A Shares of the Fund which you previously purchased, also with a sales charge, within 90 days prior to the Distributor's receipt of your Letter of Intent and which you still own may also be included in determining the applicable reduction. For more information, including escrow provisions, see the Letter of Intent provisions of the New Account Application.

General

         Class A Shares may be purchased without a sales charge by:

         * current and former Trustees and officers of any funds in the Aquila Group of Funds,

         * the directors, Trustees, officers and certain employees, former employees and representatives of the Manager, the Distributor, and the sub-adviser of any fund in the Aquila Group of Funds and the parents and/or affiliates of such companies,

         * selected broker dealers, their officers and employees and other investment professionals,

         * certain persons connected with firms providing legal, advertising or public relations assistance,

         * certain family members of, and plans for the benefit of, the foregoing; and

         * plans for the benefit of trust or similar clients of banking institutions over which these institutions have full investment authority, if the Distributor has an agreement relating to such purchases.

         Except for the last category, purchasers must give written assurance that the purchase is for investment and that the Class A Shares will not be resold except through redemption. Since there may be tax consequences of these purchases, your tax advisor should be consulted.

         Class A Shares may also be issued without a sales charge in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which the Fund is a party.

         The Fund permits the sale of its Class A Shares at prices that reflect the reduction or elimination of the sales charge to investors who are members of certain qualified groups.

         A qualified group is a group or association, or a category of purchasers who are represented by a fiduciary, professional or other representative, including a registered broker/dealer that is acting as a registered investment adviser or certified financial planner for investors participating in comprehensive fee programs (but not any other broker/dealer), which

         (i) satisfies uniform criteria which enable the Distributor to realize economies of scale in its costs of distributing shares;
         (ii) gives its endorsement or authorization (if it is a group or association) to an investment program to facilitate solicitation of its membership by a broker or dealer; and

         (iii) complies with the conditions of purchase that make up an agreement between the Fund and the group, representative or broker or dealer.

         At the time of purchase, the Distributor must receive information sufficient to permit verification that the purchase qualifies for a reduced sales charge, either directly or through a broker or dealer.

         Investors may exchange securities acceptable to the Manager and Sub-Adviser for shares of the Fund. The Fund believes such exchange provides a means by which holders of certain securities may invest in the Fund without the expense of selling the securities in the open market. The investor should furnish, either in writing or by FAX or e-mail, to the Manager a list with a full and exact description (including CUSIP numbers) of all securities proposed for exchange. The Manager will then notify the investor as to whether the securities are acceptable and, if so, will send a letter of transmittal to be completed and signed by the investor. The Manager has the right to reject all or any part of the securities offered for exchange. The securities must then be sent in proper form for transfer with the letter of transmittal to the Custodian of the Fund's assets. The investor must certify that there are no legal or contractual restrictions on the free transfers and sale of the securities. Upon receipt by the Custodian of the securities and all required documents for transfer, the securities will be valued as of the close of business on that day in the same manner as the Fund's securities are valued each day. Shares of the Fund having an equal net asset as of the close of the same day will be registered in the investor's name. Applicable sales charges, if any, will apply, but there is no charge for making the exchange and no brokerage commission on the securities accepted, although applicable stock transfer taxes, if any, may be deducted. The exchange of securities by the investor pursuant to this offer may constitute a taxable transaction and may result in a gain or loss for federal income tax purposes. The tax treatment experienced by investors may vary depending upon individual circumstances. Each investor should consult a tax adviser to determine federal, state and local tax consequences.

Additional Compensation for Financial Intermediaries

         The Distributor and/or its related companies may pay compensation out of their own assets to certain broker/dealers and other financial intermediaries ("financial advisors") above and beyond sales commissions, 12b-1 or certain service fees and certain recordkeeping/sub-transfer agency fees paid by the Fund, in connection with the sale, servicing or retention of Fund shares. This compensation, which may be significant in dollar amounts to the Distributor, could create an incentive for a financial advisor to sell Fund shares. You should ask your financial advisor to obtain more information on how this additional compensation may have influenced your advisor's recommendation of the Fund.


         Such additional compensation is paid out of the Distributor's (or related company's) own resources, without additional charge to the Fund or its shareholders. Additional cash payments may be based on a percentage of gross sales, a percentage of assets or number of accounts maintained or serviced by the financial advisor, and/or a fixed dollar amount, and is different for different financial advisors.


         At its discretion, the Distributor determines whether to pay additional compensation and the amount of any such payments based on factors the Distributor deems relevant. Factors considered by the Distributor generally include the financial advisor's reputation, training of the financial advisor's sales force, quality of service, ability to attract and retain assets for the Fund, expertise in distributing a particular class of shares of the Fund, and/or access to target markets. The Distributor may pay additional compensation for services with respect to the Fund and other funds in the Aquila Group of Funds without allocation for services provided to particular funds.

         Typically, additional compensation in the form of education and/or marketing support payments is made towards one or more of the following:

o    assistance in training and educating the financial advisor's personnel;

o    participation in the financial advisor's conferences and meetings;

o    advertising of the Fund's shares;

o payment of travel expenses, including lodging, for attendance at sales seminars by qualifying registered representatives;

o other incentives or financial assistance to financial advisors in connection with promotional, training or educational seminars or conferences;

o    shareholder appreciation events;


o exhibit space or sponsorships at regional or national events of financial intermediaries;


o    participation in special financial advisor programs;

o continued availability of the Fund's shares through the financial advisor's automated trading platform;

o access to the financial advisor's sales representatives and national sales management personnel by the Distributor or Fund representatives;

o inclusion of the Fund and/or the Aquila Group of Funds on preferred or recommended sales lists; and

o    other comparable expenses at the discretion of the Distributor.


     The financial advisors to whom the Distributor may pay, or has paid additional compensation in the form of education and/or marketing support payments since January 1, 2004, include A.G. Edwards & Sons Inc., Bank One Securities Corp., Charles Schwab & Co., Inc., DA Davidson & Co., Edward D. Jones & Co., Fidelity Brokerage Services LLC, First Federal Savings Bank, Invest Financial Corporation, J.J.B. Hilliard, W.L. Lyons Inc., Legg Mason Wood Walker, Incorporated, Merrill, Lynch, Pierce Fenner & Smith Inc., Morgan Keegan & Company, Inc., Morgan Stanley & Co. Incorporated (including anticipated fixed dollar payments ranging from $25,000 to $29,000 annually), National Financial Services LLC, Pershing LLC, Piper Jaffray Inc., RBC Dain Rauscher Inc., Raymond James Securities, Stifel, Nicolaus & Company, Inc., Stock Yards Bank & Trust Co., The Glenview Trust Co., The Investment Center Inc., UBS Financial Services, US Bancorp Investments, Inc., US Bank Securities, UVEST Investment Services, Inc., Wachovia Securities, Inc., and Zions Investment Securities Inc.


         The Distributor and/or related companies may compensate financial advisors not listed above. The Distributor and/or related companies may enter into additional compensation arrangements or change arrangements at any time without notice.

         The Distributor and/or its related companies currently compensate financial advisors on a case by case basis. Any of the foregoing payments to be made by the Distributor may be made instead by the Manager out of its own funds, directly or through the Distributor.

Automatic Withdrawal Plan

         You may establish an Automatic Withdrawal Plan if you own or purchase Class A Shares or Class Y Shares of the Fund having a net asset value of at least $5,000. The Automatic Withdrawal Plan is not available for Class C Shares or Class I Shares.

         Under an Automatic Withdrawal Plan you will receive a monthly or quarterly check in a stated amount, not less than $50. If such a plan is established, all dividends and distributions must be reinvested in your shareholder account. Redemption of shares to make payments under the Automatic Withdrawal Plan will give rise to a gain or loss for tax purposes. (See the Automatic Withdrawal Plan provisions of the New Account Application.)

         Purchases of additional Class A Shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. Accordingly, you may not maintain an Automatic Withdrawal Plan while simultaneously making regular purchases. While an occasional lump sum investment may be made, such investment should normally be an amount at least equal to three times the annual withdrawal or $5,000, whichever is less.

Share Certificates

         You may obtain Share certificates for full Class A Shares only if you make a written request to the Agent. All share certificates previously issued by the Fund represent Class A Shares. If you lose the certificates, you may incur delay and expense when redeeming shares or having the certificates reissued.

         Share certificates will not be issued:

     *    for fractional Class A Shares;

     * if you have selected Automatic Investment or Telephone Investment for Class A Shares;

     * if you have selected Expedited Redemption. However, if you specifically request, Class A Share certificates will be issued with a concurrent automatic suspension of Expedited Redemption on your account; or

     *    for Class C Shares, Class Y Shares or Class I Shares.

Reinvestment Privilege

         If you reinvest proceeds of a redemption within 120 days of the redemption you will not have to pay any additional sales charge on the reinvestment. You must reinvest in the same class as the shares redeemed. You may exercise this privilege only once a year, unless otherwise approved by the Distributor.

         The Distributor will refund to you any CDSC deducted at the time of redemption by adding it to the amount of your reinvestment. The Class C or CDSC Class A Shares purchased upon reinvestment will be deemed to have been outstanding from the date of your original purchase of the redeemed shares, less the period from redemption to reinvestment.

         Reinvestment will not alter the tax consequences of your original redemption.

Exchange Privilege

         Shareholders of the Fund have an exchange privilege as set forth below. Exchanges can be made among this Fund, the other tax-free municipal bond funds and the equity fund (together with the Fund, the "Bond or Equity Funds") and certain money-market funds (the "Money-Market Funds") in the Aquila Group of Funds. All of the funds have the same Manager or Administrator and Distributor as the Fund. All exchanges are subject to certain conditions described below. As of the date of this SAI, the Bond or Equity Funds are Aquila Rocky Mountain Equity Fund, Aquila Three Peaks High Income Fund, Hawaiian Tax-Free Trust, Tax-Free Trust of Oregon, Tax-Free Trust of Arizona, Churchill Tax-Free Fund of Kentucky, Tax-Free Fund of Colorado, Tax-Free Fund For Utah and Narragansett Insured Tax-Free Income Fund; the Money-Market Funds are Pacific Capital Cash Assets Trust (Original Shares), Pacific Capital Tax-Free Cash Assets Trust (Original Shares) and Pacific Capital U.S. Government Securities Cash Assets Trust (Original Shares).

         Generally, you can exchange shares of a given class of a Bond or Equity Fund including the Fund for shares of the same class of any other Bond or Equity Fund, or for Original Shares of any Money-Market Fund, without the payment of a sales charge or any other fee. The exchange privilege is available to Class I Shares to the extent that other Aquila-sponsored funds are made available to its customers by your financial intermediary. All exchanges of Class I Shares must be made through your financial intermediary.

         Because excessive trading in Fund shares can be harmful to the Fund and its other shareholders, the right is reserved to revise or terminate the exchange privilege, to limit the number of exchanges or to reject any exchange if (i) the Fund or any of the other Aquila Funds believe that it or they would be harmed or be unable to invest effectively or (ii) it or they receive or anticipate receiving simultaneous orders that may significantly affect the Fund or any other Aquila Fund.

         The following important information should be noted:

         (1) CDSCs Upon Redemptions of Shares Acquired Through Exchanges. If you exchange shares subject to a CDSC, no CDSC will be imposed at the time of exchange, but the shares you receive in exchange for them will be subject to the applicable CDSC if you redeem them before the requisite holding period (extended, if required) has expired.

         If the shares you redeem would have incurred a CDSC if you had not made any exchanges, then the same CDSC will be imposed upon the redemption regardless of the exchanges that have taken place since the original purchase.

         (2) Extension of Holding Periods by Owning Money-Market Funds. Any period of 30 days or more during which Money-Market Fund shares received on an exchange of CDSC Class A Shares or Class C Shares are held is not counted in computing the applicable holding period for CDSC Class A Shares or Class C Shares.

         (3) Originally Purchased Money-Market Fund Shares. Shares of a Money-Market Fund (and any shares acquired as a result of reinvestment of dividends and/or distributions on these shares) acquired directly in a purchase (or in exchange for Money-Market Fund shares that were themselves directly purchased), rather than in exchange for shares of a Bond or Equity Fund, may be exchanged for shares of any class of any Bond or Equity Fund that the investor is otherwise qualified to purchase, but the shares received in such an exchange will be subject to the same sales charge, if any, that they would have been subject to had they been purchased rather than acquired in exchange for Money-Market Fund shares. If the shares received in exchange are shares that would be subject to a CDSC if purchased directly, the holding period governing the CDSC will run from the date of the exchange, not from the date of the purchase of Money-Market Fund shares.

         (4) Redemption Fee Applicable to Certain Exchanges. The Fund currently imposes a redemption fee on any redemption of Class A Shares on which a sales charge is not imposed, and on Class I Shares and Class Y Shares, if the redemption occurs within 90 days of purchase.

         This Fund, as well as the Money-Market Funds and other Bond or Equity Funds, reserves the right to reject any exchange into its shares, if shares of the fund into which exchange is desired are not available for sale in your state of residence. The Fund may also modify or terminate this exchange privilege at any time. In the case of termination, the Prospectus will be appropriately supplemented. No such modification or termination shall take effect on less than 60 days' written notice to shareholders.

         All exercises of the exchange privilege are subject to the conditions that (i) the shares being acquired are available for sale in your state of residence; (ii) the aggregate net asset value of the shares surrendered for exchange is at least equal to the minimum investment requirements of the investment company whose shares are being acquired and (iii) the ownership of the accounts from which and to which the exchange is made are identical.

         The Agent will accept telephone exchange instructions from anyone. To make a telephone exchange telephone:

                             800-437-1000 toll-free


         Note: The Fund, the Agent, and the Distributor will not be responsible for any losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify the identity of the caller. The Agent will request some or all of the following information: account name(s) and number, name of the caller, the social security number registered to the account and personal identification. The Agent may also record calls. You should verify the accuracy of confirmation statements immediately upon receipt.

         Exchanges will be effected at the relative exchange prices of the shares being exchanged next determined after receipt by the Agent of your exchange request. The exchange prices will be the respective net asset values of the shares, unless a sales charge is to be deducted in connection with an exchange of shares, in which case the exchange price of shares of a Bond or Equity Fund will be their public offering price. Prices for exchanges are determined in the same manner as for purchases of the Fund's shares.


         An exchange is treated for Federal tax purposes as a redemption and purchase of shares and would result in the realization of a capital gain or loss, depending on the cost or other tax basis of the shares exchanged and the holding period; no representation is made as to the deductibility of any such loss should such loss occur.



         Dividends paid by the Money-Market Funds are taxable, except to the extent that a portion or all of the dividends paid by Pacific Capital Tax-Free Cash Assets Trust (a tax-free money-market fund) are exempt from regular Federal income tax, and to the extent that a portion or all of the dividends paid by Pacific Capital U.S. Government Securities Cash Assets Trust (which invests in U.S. Government obligations) are exempt from state income taxes. Dividends paid by this Fund and Aquila Rocky Mountain Equity Fund are taxable. If your state of residence is not the same as that of the issuers of obligations in which a tax-free municipal bond fund or a tax-free money-market fund invests, the dividends from that fund may be subject to income tax of the state in which you reside. Accordingly, you should consult your tax adviser before acquiring shares of such a bond fund or a tax-free money-market fund under the exchange privilege arrangement.


         If you are considering an exchange into one of the funds listed above, you should send for and carefully read its Prospectus.

Conversion of Class C Shares

         Conversion of Class C Shares into Class A Shares will be effected at relative net asset values on the 15th day (or the next business day thereafter) of the month preceding that in which the sixth anniversary of your purchase of the Class C Shares occurred, except as noted below. Accordingly, the holding period applicable to your Class C Shares may be up to seven weeks less than the six years depending upon when your actual purchase was made during a month. Because the per share value of Class A Shares may be higher than that of Class C Shares at the time of conversion, you may receive fewer Class A Shares than the number of Class C Shares converted. If you have made one or more exchanges of Class C Shares among the Aquila-sponsored Bond Funds or Equity Funds under the Exchange Privilege, the six-year holding period is deemed to have begun on the date you purchased your original Class C Shares of the Fund or of another of the Aquila Bond or Equity Funds. The six-year holding period will be suspended by one month for each period of thirty days during which you hold shares of a Money-Market Fund you have received in exchange for Class C Shares under the Exchange Privilege.

"Transfer on Death"("TOD") Registration (Not Available for Class I Shares)

         Each of the funds in the Aquila Group of Funds now permits registration of its shares in beneficiary form, subject to the funds' rules governing Transfer on Death ("TOD") registration, if the investor resides in a state that has adopted the Uniform Transfer on Death Security Registration Act (a "TOD State"; for these purposes, Missouri is deemed to be a TOD State). This form of registration allows you to provide that, on your death, your shares are to be transferred to the one or more persons that you specify as beneficiaries. To register shares of the Fund in TOD form, complete the special TOD Registration Request Form and review the Rules Governing TOD Registration; both are available from the Agent. The Rules, which are subject to amendment upon 60 days' notice to TOD account owners, contain important information regarding TOD accounts with the Fund; by opening such an account you agree to be bound by them, and failure to comply with them may result in your shares' not being transferred to your designated beneficiaries. If you open a TOD account with the Fund that is otherwise acceptable but, for whatever reason, neither the Fund nor the Agent receives a properly completed TOD Registration Request Form from you prior to your death, the Fund reserves the right not to honor your TOD designation, in which case your account will become part of your estate.


         You are eligible for TOD registration only if, and as long as, you reside in a TOD State. If you open a TOD account and your account address indicates that you do not reside in a TOD State, your TOD registration will be ineffective and the Fund may, in its discretion, either open the account as a regular (non-TOD) account or redeem your shares. Such a redemption may result in a gain or loss to you and may have tax consequences. Similarly, if you open a TOD account while residing in a TOD State and later move to a non-TOD State, your TOD registration will no longer be effective. In both cases, should you die while residing in a non-TOD State the Fund reserves the right not to honor your TOD designation. At the date of this SAI, most states are TOD States.


Computation of Net Asset Value

         The net asset value of the shares of each of the Fund's classes is determined as of 4:00 p.m., New York time, on each day that the New York Stock Exchange is open, by dividing the value of the Fund's net assets allocable to each class by the total number of its shares of such class then outstanding. Any securities or assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures subject to the general supervision and responsibility of the Fund's Board of Trustees. Securities having a remaining maturity of sixty days or less when purchased and securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. With the approval of the Fund's Board of Trustees, the Sub-Adviser may at its own expense and without reimbursement from the Fund employ a pricing service, bank or broker/dealer experienced in such matters to perform any of the above described functions.

Reasons for Differences in Public Offering Price

         As described herein and in the Prospectus, there are a number of instances in which the Fund's Class A Shares are sold or issued on a basis other than the maximum public offering price, that is, the net asset value plus the highest sales charge. Some of these relate to lower or eliminated sales charges for larger purchases, whether made at one time or over a period of time as under a Letter of Intent or right of accumulation. (See the table of sales charges in the Prospectus.) The reasons for these quantity discounts are, in general, that
(i) they are traditional and have long been permitted in the industry and are therefore necessary to meet competition as to sales of shares of other funds having such discounts; and (ii) they are designed to avoid an unduly large dollar amount of sales charge on substantial purchases in view of reduced selling expenses. Quantity discounts are made available to certain related persons ("single purchasers") for reasons of family unity and to provide a benefit to tax-exempt plans and organizations.

         The reasons for the other instances in which there are reduced or eliminated sales charges for Class A Shares are as follows. Exchanges at net asset value are permitted because a sales charge has already been paid on the shares exchanged. Sales without sales charge are permitted to Trustees, officers and certain others due to reduced or eliminated selling expenses and/or since such sales may encourage incentive, responsibility and interest and an identification with the aims and policies of the Fund. Limited reinvestments of redemptions of Class A Shares and Class C Shares at no sales charge are permitted to attempt to protect against mistaken or incompletely informed redemption decisions. Shares may be issued at no sales charge in plans of reorganization due to reduced or eliminated sales expenses and since, in some cases, such issuance is exempted in the 1940 Act from the otherwise applicable restrictions as to what sales charge must be imposed. In no case in which there is a reduced or eliminated sales charge are the interests of existing shareholders adversely affected since, in each case, the Fund receives the net asset value per share of all shares sold or issued.

Purchases and Redemptions Through Broker/Dealers

         A broker/dealer may charge its customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and should be disclosed to its customers by each individual broker/dealer. These processing or service fees are typically fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and this SAI. Your broker/dealer should provide you with specific information about any processing or service fees you will be charged.

Purchases and Redemptions of Class I Shares

         The Fund has authorized one or more financial intermediaries to receive on its behalf purchase and redemption orders for Class I Shares; one or more of those financial intermediaries are also authorized to designate other intermediaries to receive purchase and redemption orders for Class I Shares on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order for Class I Shares when an authorized financial intermediary or, if applicable, the financial intermediary's authorized designee receives the order. Such orders will be priced at the Fund's net asset value for Class I Shares next determined after they are received by the authorized financial intermediary or, if applicable, its authorized designee and accepted by the Fund.

Limitation of Redemptions in Kind

         The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1 percent of the net asset value of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Net Asset Value Per Share" in the Prospectus, and such valuation will be made as of the same time the redemption price is determined.

Disclosure of Portfolio Holdings

         Under Fund policies, the Manager publicly discloses the complete schedule of the Fund's portfolio holdings, as reported at the end of each calendar quarter, generally by the 15th day after the end of each calendar quarter. Such information will remain accessible until the next schedule is made publicly available. You may obtain a copy of the Fund's schedule of portfolio holdings for the most recently completed period by accessing the information on the Fund's website at www.aquilafunds.com.

         In addition, the Manager may share the Fund's non-public portfolio holdings information with pricing services and other service providers to the Fund who require access to such information in order to fulfill their contractual duties to the Fund. The Manager may also disclose non-public information regarding the Fund's portfolio holdings to certain mutual fund analysts and rating and tracking entities, such as Morningstar and Lipper Analytical Services, or to other entities that have a legitimate business purpose in receiving such information on a more frequent basis. Exceptions to the frequency and recipients of the disclosure may be made only with the advance authorization of the Fund's Chief Compliance Officer upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Fund and will be reported to the Board of Trustees at the next regularly scheduled board meeting. All non-public portfolio holdings information is provided pursuant to arrangements as to confidentiality.

         Whenever portfolio holdings disclosure made pursuant to these procedures involves a possible conflict of interest between the Fund's shareholders and the Fund's Manager, Sub-Adviser, Distributor or any affiliated person of the Fund, the disclosure may not be made unless a majority of the independent Trustees or a majority of a board committee consisting solely of independent Trustees approves such disclosure. The Fund, the Manager and the Sub-Adviser shall not enter into any arrangement providing for the disclosure of non-public portfolio holdings information for the receipt of compensation or benefit of any kind. Any material changes to the policies and procedures for the disclosure of portfolio holdings will be reported to the Board on at least an annual basis.


                           Additional Tax Information


Certain Redemptions or Exchanges



         If you incur a sales commission on a purchase of shares of one mutual fund (the original fund) and then either exchange them for shares of a different mutual fund, or redeem them and subsequently acquire shares in a different different mutual fund, in either case without having held the original fund shares at least 91 days, you must reduce the tax basis for the shares redeemed or exchanged to the extent that the standard sales commission charged for acquiring shares in the exchange or later acquiring shares of the original fund or another fund is reduced because of the shareholder's having owned the original fund shares. The effect of the rule is to increase your gain or reduce your loss on the original fund shares. The amount of the basis reduction on the original fund shares, however, is added on the investor's basis for the fund shares acquired in the exchange or later acquired.


Tax Status of the Fund

         During its last fiscal year, the Fund qualified as a "regulated investment company" under the Internal Revenue Code and intends to continue such qualification. A regulated investment company is not liable for Federal income taxes on amounts paid by it as dividends and distributions.


         The Internal Revenue Code, however, contains a number of complex qualifying tests. Therefore, it is possible, although not likely, that the Fund might not meet one or more of these tests in any particular year. If the Fund fails to qualify, it would be treated for tax purposes as an ordinary corporation. As a consequence, it would receive no tax deduction for payments made to shareholders and would be unable to pay dividends and distributions which would qualify as "capital gains dividends." Additionally the Fund must meet certain distribution requirements or it will be subject to an excise tax on amounts not properly distributed. The Fund intends to meet such requirements.



Tax Effects of Redemptions and Exchanges



         Normally, when you redeem shares of the Fund, or exchange shares of the Fund for shares issued by other funds sponsored by the Manager, you will recognize capital gain or loss measured by the difference between the proceeds received in the redemption or the net asset value of the shares received in the exchange and the amount you paid for the shares. If you are required to pay a contingent deferred sales charge at the time of redemption or exchange, the amount of that charge will reduce the amount of your gain or increase the amount of your loss as the case may be. Your gain or loss will generally be long-term if you held the redeemed/exchanged shares for over one year and short-term if for a year or less. Long-term capital gains are currently taxed at a maximum rate of 15% and short-term gains are currently taxed at ordinary income tax rates.


Tax Effect of Conversion


         When Class C Shares automatically convert to Class A Shares, approximately six years after purchase, gain or loss may not be recognized in whole or in part. In such case, your adjusted tax basis in the Class A Shares you receive upon conversion would then equal your adjusted tax basis in the Class C Shares you held immediately before conversion and your holding period for the Class A Shares you receive would then include the period you held the converted Class C Shares.



                                  Underwriters

         Aquila Distributors, Inc. acts as the Fund's principal underwriter in the continuous public offering of all of the Fund's classes of shares. The Distributor is not obligated to sell a specific number of shares. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities. Payments of the amounts listed below for the fiscal year ended December 31, 2007 were as follows:



Name of Principal         Net Underwriting       Compensation            Brokerage        Other
Underwriter               Discounts and          on Redemptions and      Commissions      Compensation
                          Commissions            Repurchases


Aquila                    $39,455                None                    None             None(*)
Distributors
Inc.



(*) Amounts paid to the Distributor under the Fund's Distribution Plan are for compensation.

                                   APPENDIX A

             NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATIONS

Bond Ratings

         At the date of this Additional Statement there are six organizations considered as Nationally Recognized Statistical Rating Organizations ("NRSROs") for purposes of Rule 15c3-1 under the Securities Exchange Act of 1934. Their names, a brief summary of their respective rating systems, some of the factors considered by each of them in issuing ratings and their individual procedures are described below. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis.


STANDARD & POOR'S ("S&P")


         Commercial paper consists of unsecured promissory notes issued to raise short-term funds. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. S&P's commercial paper ratings are graded into several categories from "A-1" for the highest-quality obligations (which can also have a plus (+) sign designation) to "D" for the lowest. The two highest categories are:

         A-1: This highest category indicates the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign.

         A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high for issues designated A-1.

         An S&P corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. The ratings are based, in varying degrees, on the following considerations:

         1) Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligations;

         2) Nature of and provisions of the obligation; and

         3) Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Investment Grade

AAA: Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a degree.

A.: Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.

BBB-: Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.

Non-Investment Grade

BB+, B, CCC, CC, C: Predominantly speculative with respect to the issuer's capacity to meet required interest and principal payments.

BB:  lowest degree of speculation;

C: the highest degree of speculation. Quality and protective characteristics outweighed by large uncertainties or major risk exposure to adverse conditions.

D:   In default.

MOODY'S INVESTORS SERVICE

         Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters of credit and bonds of indemnity are excluded unless explicitly rated. The two highest categories are:

         Prime-1: Issuers rated P-1 have a superior ability for repayment of senior short-term debt obligations, evidenced by the following characteristics:

o    Leading market positions in well-established industries.

o    High rates of return on funds employed.

o Conservative capital structure with moderate reliance on debt and ample asset protection.

o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

o Well-established access to a range of markets and assured sources of alternative liquidity.

          Prime-2: Issuers rated P-2 have a strong ability for repayment of senior short-term debt obligations, evidenced by the above-mentioned characteristics, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

         Investment grade corporate bonds are those rated Aaa through Baa. Those rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by large or exceptionally stable margin and principal is secure. Corporate bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. Aa bonds are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risk appear somewhat greater than the Aaa securities. A rated corporate bonds are upper to medium-grade obligations, with many favorable investment attributes. Baa rated bonds are medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.

         Non-Investment grade bonds are those rated Ba through C. Those rated Ba are more uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times. B rated bonds lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time. Bonds rated Caa have poor standing, may be in default; elements of danger with respect to principal or interest payments. Ca bonds are speculative in a high degree; could be in default or have other marked shortcomings. C rated bonds are the lowest rated; extremely poor prospects of ever attaining investment standing.

DOMINION BOND RATING SERVICE LIMITED ("DBRS") BOND AND LONG TERM DEBT RATING SCALE.

         Long term debt ratings are meant to give an indication of the risk that the borrower will not fulfill its full obligations in a timely manner with respect to both interest and principal commitments.

AAA Bonds rated AAA are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest.

AA Bonds rated AA are of superior credit quality, and protection of interest and principal is considered high.

A Bonds rated A are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities.

BBB  Bonds rated BBB are of adequate credit quality.

BB Bonds rated BB are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession.

B Bonds rated B are highly speculative and there is a reasonably high level of uncertainty which exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

DBRS COMMERCIAL PAPER AND SHORT TERM DEBT RATING SCALE.

Commercial paper ratings are meant to give an indication of the risk that the borrower will not fulfill its obligations in a timely manner. All three DBRS rating categories for short term debt use "high," "middle" or "low" as subset grades to designate the relative standing of the credit within a particular rating category.

R-1 (high) Short term debt rated R-1 (high) is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due.

R-1 (middle) Short term debt rated R-1 (middle) is of superior credit quality and, in most cases, ratings in this category differ from R-1 (high) credits to only a small degree.

R-1 (low) Short term debt rated R-1 (low) is of satisfactory credit quality. the overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable.

R-2 (high), Short term debt rated R-2 is of adequate credit quality and within the three subset grades, R-2 (middle), debt protection ranges from having reasonable ability for timely repayment to a level R-2 (low) which is considered only just adequate.

R-3 (high), Short term debt rated R-3 is speculative, and within the three subset grades, the capacity R-3 (middle), for timely payment ranges from mildly speculative to doubtful.
R-3 (low)


FITCH RATINGS

         The Fitch short-term ratings apply to debt obligations that are payable on demand which include commercial paper, certificates of deposit, medium-term notes and municipal and investment notes. Short-term ratings places greater emphasis than long-term ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner. Fitch short-term ratings are:

          F-1+: Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

          F-1: Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+".

         The Fitch long-term rating represents their assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality. The Fitch long-term rating are:

Investment Grade

AAA: Bonds considered to be investment grade and of the highest credit quality.
     The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong.

A: Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.

BBB-: Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.

Non-Investment Grade

BB+, B, CCC, CC, C: Predominantly speculative with respect to the issuer's capacity to meet required interest and principal payments. BB - lowest degree of speculation; C - the highest degree of speculation. quality and protective characteristics outweighed by large uncertainties or major risk exposure to adverse conditions.

D:   In default.

                       AQUILA THREE PEAKS HIGH INCOME FUND
                            PART C: OTHER INFORMATION

Financial Statements:

        Included in Part A:
        Financial Highlights

      Incorporated by reference into Part B:
        Report of Independent Registered Public
          Accounting Firm
        Statement of Investments as of
          December 31, 2007
        Statement of Assets and Liabilities
          as of December 31, 2007

        Statement of Operations for the year
          ended December 31, 2007

        Statement of Changes in Net Assets for Period
          June 1, 2006 through December 31, 2006, and for the
          Year ended December 31, 2007
        Notes to Financial Statements

ITEM 23 Exhibits:

         (a) Supplemental Declaration of Trust Amending and Restating the Declaration of Trust (i)

         (b) By-laws (ii)

         (c) Instruments defining rights of shareholders

                  The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Fund. Each share represents an equal proportionate interest in the Fund with each other share of its class; shares of the respective classes represent proportionate interests in the Fund in accordance with their respective net asset values. Upon liquidation of the Fund, shareholders are entitled to share pro-rata in the net assets of the Fund available for distribution to shareholders, in accordance with the respective net asset values of the shares of each of the Fund's classes at that time. All shares are presently divided into four classes; however, if they deem it advisable and in the best interests of shareholders, the Board of Trustees of the Fund may create additional classes of shares, which may differ from each other as provided in rules and regulations of the Securities and Exchange Commission or by exemptive order. The Board of Trustees may, at its own discretion, create additional series of shares, each of which may have separate assets and liabilities (in which case any such series will have a designation including the word "Series"). See the Additional Statement for further information about possible additional series. Shares are fully paid and non-assessable, except as set forth under the caption "General Information" in the Additional Statement; the holders of shares have no pre-emptive or conversion rights, except that Class C Shares automatically convert to Class A Shares after being held for six years.

                  At any meeting of shareholders, shareholders are entitled to one vote for each dollar of net asset value (determined as of the record date for the meeting) per share held (and proportionate fractional votes for fractional dollar amounts). Shareholders will vote on the election of Trustees and on other matters submitted to the vote of shareholders. Shares vote by classes on any matter specifically affecting one or more classes, such as an amendment of an applicable part of the Distribution Plan. No amendment may be made to the Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of the Fund except that the Fund's Board of Trustees may change the name of the Fund. The Fund may be terminated (i) upon the sale of its assets to another issuer, or (ii) upon liquidation and distribution of the assets of the Fund, in either case if such action is approved by the vote of the holders of a majority of the outstanding shares of the Fund.

         (d) (i) (a) Advisory & Administration Agreement (iii)

             (i) (b) Sub-Advisory Agreement (iii)

         (e) (i) Distribution Agreement (i)

            (ii) Anti-Money Laundering Amendment to Distribution
                    Agreement (i)

           (iii)  Sales Agreement for Brokerage Firms (i)

            (iv)  Sales Agreement for Financial Institutions (i)

             (v)  Shareholder Services Agreement (i)

         (f) Not applicable

         (g) Custody Agreement (i)

         (h) (i) Transfer Agency Agreement (i)

         (i) (i) Opinion of Fund Counsel (i)

            (ii) Consent of Fund Counsel (ii)

         (j) Consent of Independent Registered Public Accounting Firm (ii)

         (k) Not applicable

         (l) Not Applicable

         (m) (i) Distribution Plan (i)

            (ii) Shareholder Services Plan (i)

         (n) Plan pursuant to Rule 18f-3 under the 1940 Act (ii)

         (p) (i)Code of Ethics of the Fund (ii)

             (ii) Code of Ethics of the Manager (ii)

             (iii) Code of Ethics of the Sub-Adviser (ii)

   (i)  Filed as an exhibit to Registrant's Post-Effective
        Amendment No. 19 dated June 1, 2006 and
        incorporated herein by reference.

   (ii) Filed as an exhibit to Registrant's Post-Effective
        Amendment No. 20 dated April 27, 2007 and incorporated herein by reference.

 (iii)  Filed herewith.

ITEM 24. Persons Controlled By Or Under Common Control With
         Registrant

         None.

ITEM 25. Indemnification

     Subdivision (c) of Section 12 of Article SEVENTH of Registrant's Supplemental Declaration of Trust Amending and Restating the Declaration of Trust, filed as Exhibit 1 to Registrant's Post-Effective Amendment No. 19 dated June 1, 2006, is incorporated herein by reference. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers, and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such Trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. Business & Other Connections of Investment Adviser

         The business and other connections of Aquila Investment Management LLC, the Fund's Investment Adviser and Administrator are set forth in the prospectus (Part A); the business and other connections of Mr. Lacy B. Herrmann, the controlling shareholder of its corporate parent, Aquila Management Corporation, are set forth in the Statement of Additional Information (Part B). For information as to the business, profession, vocation, or employment of a substantial nature of its Directors and officers, reference is made to the Form ADV filed by it under the Investment Advisers Act of 1940.

         The business and other connections of Three Peaks Capital Management LLC, the Fund's Sub-Adviser, is set forth in the prospectus (Part A); the business and other connections of Sandy Rufenacht are set forth in the Statement of Additional Information (Part B). For information as to the business, profession, vocation, or employment of a substantial nature of its Directors and officers, reference is made to the Form ADV filed by it under the Investment Advisers Act of 1940.

ITEM 27. Principal Underwriters

(a)  Aquila Distributors, Inc. serves as principal underwriter to the following
     Funds: Aquila Rocky Mountain Equity Fund, Aquila Three Peaks High Income Fund, Churchill Tax-Free Fund of Kentucky, Hawaiian Tax-Free Trust, Narragansett Insured Tax- Free Income Fund, Pacific Capital Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust, Pacific Capital U.S. Government Securities Cash Assets Trust, Tax-Free Fund For Utah, Tax-Free Fund of Colorado, Tax-Free Trust of Arizona and Tax-Free Trust of Oregon.

(b) For information about the directors and officers of Aquila Distributors, Inc., reference is made to the Form BD filed by it under the Securities Exchange Act of 1934.

(c)  Not applicable.

ITEM 28. Location of Accounts and Records

         All such accounts, books, and other documents are maintained by the adviser, the administrator, the sub-adviser, the custodian, and the transfer agent, whose addresses appear on the back cover pages of the Prospectus and Statement of Additional Information.

ITEM 29. Management Services

         Not applicable.

ITEM 30. Undertakings

         If requested to do so by the holders of 10% of the Fund's outstanding shares, the Fund will call a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee or Trustees and to assist in communication with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

         The Registrant undertakes to provide to any person to whom the Prospectus is delivered a copy of its most recent annual report upon request and without charge.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and has caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 29th day of April, 2008.


                              AQUILA THREE PEAKS HIGH INCOME FUND
                                        (Registrant)

                                        /s/Diana P. Herrmann
                                   By-----------------------------
                                      Diana P. Herrmann
                                      President


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement or Amendment has been signed below by the following persons in the capacities and on the date indicated.


     SIGNATURE                    TITLE                  DATE


/s/Diana P. Herrmann      President,                   4/29/08
                          Chair of the Board
----------------------    and Trustee                 -----------
   Diana P. Herrmann


/s/ John M. Burlingame                                 4/29/08
----------------------     Trustee                    -----------
    John M. Burlingame


/s/Theodore T. Mason                                   4/29/08
----------------------     Trustee                    -----------
   Theodore T. Mason


/s/Glenn P. O'Flaherty                                 4/29/08
----------------------     Trustee                    -----------
   Glenn P. O'Flaherty


/s/Russell K. Okata                                    4/29/08
----------------------     Trustee                    -----------
   Russell K. Okata


/s/John J. Partridge                                   4/29/08
----------------------     Trustee                    -----------

   John J. Partridge


/s/Joseph P. DiMaggio                                  4/29/08
----------------------    Chief Financial Officer     -----------
   Joseph P. DiMaggio       and Treasurer

                AQUILA THREE PEAKS HIGH INCOME FUND
                         EXHIBIT INDEX


Number            Description

(d) (i) (a)       Advisory and Administration Agreement

(d) (i) (b)       Sub-Advisory Agreement

  (i)             Opinion and Consent of Fund Counsel

  (j)             Consent of Independent Registered Public Accounting Firm






                  Correspondence